Registration File Nos. 333-104218 and 811-21328

As filed with the Securities and Exchange Commission on April 30, 2018

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 41	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 43

(Check appropriate box or boxes)

SMA RELATIONSHIP TRUST

(Exact Name of Registrant as Specified in Charter)

One North Wacker Drive, Chicago, Illinois 60606

(Address of Principal Executive Offices)   (Zip Code)

(212) 713-3000

(Registrant’s Telephone Number, including Area Code)

Mark F. Kemper, Esq.

UBS Asset Management (Americas) Inc.

One North Wacker Drive

Chicago, Illinois 60606

(Name and Address of Agent for Service of Process)

With Copies to:

Bruce G. Leto, Esq.

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103

Approximate Date of Proposed Public Offering:   As soon as practical after the effective date of this registration statement.

It is proposed that this filing will become effective (check appropriate box):

☒                      immediately upon filing pursuant to paragraph (b) of Rule 485

☐                        on (date) pursuant to paragraph (b) of Rule 485

☐                        60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐                        on (date) pursuant to paragraph (a)(1) of Rule 485

☐                        75 days after filing pursuant to paragraph (a)(2) of Rule 485

☐                        on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐                        This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

SMA Relationship Trust

Prospectus  | April 30, 2018

Includes:

• Series G (SRTGX)

• Series S (SRTSX)

• Series M (SRTMX)

• Series T (SRTTX)

This prospectus contains information about shares of Series G, Series S, Series M and Series T (each a "Fund" and, collectively, the "Funds"), each a series of SMA Relationship TrustSM (the "Trust"). Each Fund has one class of shares. Each Fund is used exclusively for separately managed accounts advised or sub-advised by UBS Asset Management (Americas) Inc. ("UBS AM" or "Advisor") or its affiliates.

Series M is not an appropriate investment for tax-advantaged accounts.

As with all mutual funds, the U.S. Securities and Exchange Commission ("SEC") has not approved or disapproved the Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

SMA Relationship TrustSM and SMA*RT SharesSM are service marks of UBS Group AG.

Not FDIC Insured. May lose value. No bank guarantee.

Contents

The funds	Page
What every investor should know about the funds
Fund summaries
Series G	3
Series S	9
Series M	15
Series T	22
More information about the funds
Series G—Investment objective, strategies, securities selection and risks	30
Series S—Investment objective, strategies, securities selection and risks	35
Series M—Investment objective, strategies, securities selection and risks	39
Series T—Investment objective, strategies, securities selection and risks	46
Your investment
Information for managing your fund account
Managing your fund account	54
—Buying shares
—Selling shares
—Pricing and valuation
Additional information
Additional important information about the funds
Management	59
Disclosure of portfolio holdings	63
Dividends and taxes	64
Financial highlights	68
Where to learn more about the funds	Back cover

Please find the UBS family of funds privacy notice on page 73 of this prospectus. Please find the UBS Asset Management business continuity overview on page 74 of this prospectus.

The funds are not a complete or balanced investment program.

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Series G

Fund Summary

Investment objective

Provide long-term capital appreciation.

Fees and expenses

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is used only for investors who are clients of a wrap fee program or certain other programs advised or sub-advised by UBS AM or its affiliates. Clients pay a wrap fee or a similar fee to participate in such programs.

Shareholder fees (fees paid directly from your investment)

Percent
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Percent
Management fees[1]	0.00%
Distribution and/or service (12b-1) fees	0.00
Other expenses	0.00
Total annual fund operating expenses[2]	0.00

1  The Advisor does not charge the Fund a fee for its advisory services and pays all ordinary operating expenses, excluding extraordinary litigation expenses and any acquired fund fees and expenses, incurred by the Fund. The Fund is part of a wrap fee program or other program advised or sub-advised by UBS AM or its affiliates, clients of which often pay a single aggregate fee for all costs and expenses of the program (including investment management, custody and portfolio execution fees). You are strongly encouraged to read carefully the wrap fee brochure or other disclosures provided to you in connection with the program account.

2  "Other expenses" and "Total annual fund operating expenses" include "Acquired fund fees and expenses," which were less than 0.01% of the average net assets of the Fund.

3

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The example does not include the fees and expenses of the wrap programs or certain other programs advised or sub-advised by UBS AM or its affiliates. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Series G	$0	$0	$0	$0

Portfolio turnover

The Fund pays transaction costs, such as mark-ups, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 45% of the average value of its portfolio.

Principal strategies
Principal investments

The Fund maintains an international portfolio by investing primarily in equity securities of issuers that are economically tied to a number of developed market countries throughout the world, excluding the United States. To a lesser extent, the Fund may invest in equity securities of issuers located in emerging market countries and the United States. The Fund may invest in equity securities of issuers in any capitalization range based on market conditions and in accordance with its investment objective.

Equity securities include dividend-paying securities, common stock, shares of collective trusts and investment companies, preferred stock and fixed income securities convertible into common stock, rights, war-rants and sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs").

In addition, the Fund attempts to generate positive returns and manage risk through asset allocation and sophisticated currency management techniques. These decisions are integrated with analysis of global market and economic conditions. The Fund may use derivatives to manage its currency exposure.

The Fund may, but is not required to, use exchange-traded or over-the-counter ("OTC") derivative instruments for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, index, or other market factor, and may relate to stocks, bonds, interest rates, credit, cur-

4

rencies or currency exchange rates, commodities and related indices. The derivatives in which the Fund may invest include options (including, options on swap agreements), futures, forward agreements, swap agreements (including, interest rate, total return, and currency swaps), equity participation notes and equity linked notes. All of these derivatives may be used for risk management purposes, such as hedging against a specific security or currency, or to manage or adjust the risk profile of the Fund. In addition, all of the derivative instruments listed above may be used for investment (non-hedging) purposes to earn income; to enhance returns; to replace more traditional direct investments; or to obtain exposure to certain markets.

Management process

The Advisor uses fundamental analysis to identify securities that are underpriced relative to their fundamental value. For each security under analysis, an intrinsic value is estimated based upon detailed company, industry and country analysis, including visits to the company, its competitors and suppliers and other independent sources of information. The intrinsic value estimate is a function of the present value of the estimated future cash flows and is compared to the company's current market price to ascertain whether a valuation anomaly exists. A stock with a price below the estimated intrinsic value would be considered a candidate for inclusion in the Fund's portfolio. This comparison between price and intrinsic value allows comparisons across industries and countries.

Main risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the Fund. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. Below are some of the specific risks of investing in the Fund.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results.

Market risk: The market value of the Fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

Foreign investing risk: The value of the Fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers.

Derivatives risk: The value of "derivatives"—so called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. It is

5

possible for the Fund to lose more than the amount it invested in the derivative. The risks of investing in derivative instruments also include market risk, management risk, counterparty risk (which is the risk that a counterparty to a derivative contract is unable or unwilling to meet its financial obligations) and the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index or overall market securities. In addition, non-exchange traded derivatives may be subject to liquidity risk, credit risk and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Geographic concentration risk: The risk that if the Fund has most of its investments in a single country or region, its portfolio will be more susceptible to factors adversely affecting issuers located in that country or region than would a more geographically diverse portfolio of securities.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives used for investment (non-hedging) purposes, may cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the Fund that exceed the amount originally invested.

Small- and mid-capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the Fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Performance
Risk/return bar chart and table

The performance information that follows shows the Fund's performance information in a bar chart and an average annual total returns table. The information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns (before and after taxes) compare with the returns of a broad measure of market performance. The bar chart does not reflect the maximum annual wrap program or other similar fee; if it did, the total returns shown would be lower. The index reflects no deduction for fees or expenses. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. On September 15, 2014, the Fund's investment strategy changed. The performance information below, prior to that date, is attributable to the Fund's performance before the strategy change.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to

6

investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Total return (2012 is the Fund's first full calendar year of operation)

Total return January 1 – March 31, 2018: 0.29%
Best quarter during calendar years shown—1Q 2012: 14.02%
Worst quarter during calendar years shown—3Q 2015: (12.17)%

Average annual total returns (for the periods ended December 31, 2017)

	1 year	5 years	Life of Fund
Series G shares (inception date: 5/06/2011)
Return before taxes	30.02%	6.04%	2.88%
Return after taxes on distributions	29.19	5.47	2.43
Return after taxes on distributions and sale of fund shares	17.72	4.70	2.25
MSCI World ex USA Index (net dividends) (reflects no deduction for fees, expenses, or taxes on sales)	24.21	7.46	4.83

Investment advisor

UBS Asset Management (Americas) Inc. serves as the investment advisor to the Fund.

Portfolio managers

•  Scott Wilkin, portfolio manager of the Fund since 2016.

•  Charles Burbeck, portfolio manager of the Fund since 2014.

7

Purchase & sale of fund shares

There are no minimum investment requirements for shareholders since decisions as to whether or not to invest assets of a separately managed account in the Fund will be made by the Advisor. Shares of the Fund may be redeemed on any business day that the New York Stock Exchange is open through a financial advisor. In addition, shares will be redeemed when you terminate your managed account.

Tax information

The dividends and distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

8

Series S

Fund Summary

Investment objective

Maximize total return, consisting of capital appreciation and current income, while controlling risk.

Fees and expenses

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is used only for investors who are clients of a wrap fee program or certain other programs advised or sub-advised by UBS AM or its affiliates. Clients pay a wrap fee or similar fee to participate in such programs.

Shareholder fees (fees paid directly from your investment)

Percent
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Percent
Management fees[1]	0.00%
Distribution and/or service (12b-1) fees	0.00
Other expenses	0.00
Acquired fund fees and expenses (Underlying Fund expenses)	0.13
Total annual fund operating expenses[2]	0.13

1  The Advisor does not charge the Fund a fee for its advisory services and pays all ordinary operating expenses, excluding extraordinary litigation expenses and any acquired fund fees and expenses, incurred by the Fund. The Fund is part of a wrap-fee program or other program advised or sub-advised by UBS AM or its affiliates, clients of which often pay a single aggregate fee for all costs and expenses of the program (including investment management, custody and portfolio execution fees). You are strongly encouraged to read carefully the wrap fee brochure or other disclosures provided to you in connection with the program account.

2  Since the "Acquired fund fees and expenses (Underlying Fund expenses)" are not directly borne by the Fund, they are not reflected in the Fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" will differ from those presented in the Financial Highlights.

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Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The example does not include the fees and expenses of the wrap programs or certain other programs advised or sub-advised by UBS AM or its affiliates. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Series S	$13	$42	$73	$167

Portfolio turnover

The Fund pays transaction costs, such as mark-ups, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 50% of the average value of its portfolio.

Principal strategies
Principal investments

The Fund primarily invests in equity securities of US small capitalization companies. Small capitalization companies are those companies within the range of the largest and smallest company in the S&P 600 Index at the time of purchase. However, the Fund may invest a portion of its assets in securities outside this range.

Equity securities include dividend-paying securities, common stock, shares of collective trusts and investment companies, preferred stock and fixed income securities convertible into common stock, rights and warrants. The Fund may also invest in real estate securities, including real estate investment trusts ("REITs").

The Fund may, but is not required to, use exchange-traded or over-the-counter ("OTC") derivative instruments for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, index, or other market factor, and may relate to stocks, bonds, interest rates, credit, currencies or currency exchange rates, commodities and related indices. The derivatives in which the Fund may invest include options, futures, forward agreements and swap agreements (including, interest rate and equity swaps). All of these derivatives may be used for risk management purposes, such as hedging against a specific security or currency, or to manage or adjust the risk profile of the Fund. In addition, all of the derivative instruments listed above may be used for investment (non-hedging) purposes to earn

10

income; to enhance returns; to replace more traditional direct investments; or to obtain exposure to certain markets.

Management process

The portfolio management team selects for the Fund those small capitalization equity securities that appear to be undervalued based upon internal research and proprietary valuation systems. The portfolio management team's research focuses on several levels of analysis, including understanding wealth shifts that occur within the equity market and researching individual companies.

In deciding which stocks to emphasize, the portfolio management team uses fundamental analysis to identify securities that are underpriced relative to their fundamental values. In deciding whether to buy a company for the Fund, the portfolio management team quantifies its expectations of a company's ability to generate profit and to grow business into the future; calculates an expected rate of return from the investment in order to estimate intrinsic value; and compares the estimated intrinsic value to observed market price and ranks the company against other stocks accordingly. The portfolio management team looks for companies with strong management teams, significant competitive strengths in growing markets and strong financial positions.

The Fund employs a "manager of managers" structure. Under the manager of managers structure, UBS AM, the Fund's manager and primary provider of investment advisory services, has the ultimate responsibility, subject to oversight by the board of trustees of the Trust (the "Board"), to oversee the Fund's sub-advisor(s) and recommend their hiring, termination and replacement. Manulife Asset Management (US) LLC ("Manulife") currently serves as the Fund's sole sub-advisor.

Main risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the Fund. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. Below are some of the specific risks of investing in the Fund.

Management risk: The risk that the investment strategies, techniques and risk analyses employed for the Fund may not produce the desired results.

Market risk: The market value of the Fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

Small- and mid-capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a

11

disproportionate effect on the market price of smaller capitalization companies and affect the Fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Real estate securities and REITs risk: The risk that the Fund's performance will be affected by adverse developments in the real estate industry. Real estate values may be affected by a variety of factors, including: local, national or global economic conditions; changes in zoning or other property-related laws; environmental regulations; interest rates; tax and insurance considerations; overbuilding; property taxes and operating expenses; or declining values in a neighborhood. Similarly, a REIT's performance depends on the types, values, locations and management of the properties it owns. In addition, a REIT may be more susceptible to adverse developments affecting a single project or market segment than a more diversified investment. Loss of status as a qualified REIT under the US federal tax laws could adversely affect the value of a particular REIT or the market for REITs as a whole.

Derivatives risk: The value of "derivatives"—so called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. It is possible for the Fund to lose more than the amount it invested in the derivative. The risks of investing in derivative instruments also include market risk, management risk, counterparty risk (which is the risk that a counterparty to a derivative contract is unable or unwilling to meet its financial obligations) and the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index or overall market securities. In addition, non-exchange traded derivatives may be subject to liquidity risk, credit risk and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives used for investment (non-hedging) purposes, may cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the Fund that exceed the amount originally invested.

Performance
Risk/return bar chart and table

The performance information that follows shows the Fund's performance information in a bar chart and an average annual total returns table. The information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns (before and after taxes) compare with the returns of a broad measure of market performance. The bar chart does not reflect the maximum annual wrap program or other similar fee; if it did, the total returns shown would be lower. Indices reflects no deduction for fees, expenses or taxes. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

12

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Total return (2012 is the Fund's first full calendar year of operation)

Total return January 1 – March 31, 2018: (2.79)%
Best quarter during calendar years shown—1Q 2012: 15.97%
Worst quarter during calendar years shown—3Q 2015: (11.87)%

Average annual total returns (for the periods ended December 31, 2017)

	1 year	5 years	Life of Fund
Series S shares (inception date: 5/02/2011)
Return before taxes	17.81%	15.57%	12.03%
Return after taxes on distributions	12.13	12.06	9.36
Return after taxes on distributions and sale of fund shares	12.40	11.46	8.90
S&P SmallCap 600® Index (reflects no deduction for fees, expenses, or taxes)	13.23	15.99	12.95

Investment advisors

UBS Asset Management (Americas) Inc. serves as the investment advisor to the Fund. Manulife serves as the sub-advisor to the Fund.

Portfolio manager

•  Wilfred Talbot, portfolio manager of the Fund since 2013.

13

Purchase & sale of fund shares

There are no minimum investment requirements for shareholders since decisions as to whether or not to invest assets of a separately managed account in the Fund will be made by the Advisor. Shares of the Fund may be redeemed on any business day that the New York Stock Exchange is open through a financial advisor. In addition, shares will be redeemed when you terminate your managed account.

Tax information

The dividends and distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

14

Series M

Fund Summary

Investment objective

Total return consisting of capital appreciation and current income exempt from federal income tax.

Fees and expenses

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is used only for investors who are clients of a wrap fee program or certain other programs advised or sub-advised by UBS AM or its affiliates. Clients pay a wrap fee or similar fee to participate in such programs.

Shareholder fees (fees paid directly from your investment)

Percent
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Percent
Management fees[1]	0.00%
Distribution and/or service (12b-1) fees	0.00
Other expenses[2]	0.00
Total annual fund operating expenses[2]	0.00

1  The Advisor does not charge the Fund a fee for its advisory services and pays all ordinary operating expenses, excluding extraordinary litigation expenses and any acquired fund fees and expenses, incurred by the Fund. The Fund is part of a wrap-fee program or other program advised or sub-advised by UBS AM or its affiliates, clients of which often pay a single aggregate fee for all costs and expenses of the program (including investment management, custody and portfolio execution fees). You are strongly encouraged to read carefully the wrap fee brochure or other disclosures provided to you in connection with the program account.

2  "Other expenses" and "Total annual fund operating expenses" include "Acquired fund fees and expenses" which were less than 0.01% of the average net assets of the Fund.

15

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The example does not include the fees and expenses of the wrap programs or certain other programs advised or sub-advised by UBS AM or its affiliates. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Series M	$0	$0	$0	$0

Portfolio turnover

The Fund pays transaction costs, such as mark-ups, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in an increase in the portion of the Fund's capital gains that are realized for tax purposes in any given year (which would increase the Fund's taxable distributions in that year). These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 40% of the average value of its portfolio.

Principal strategies
Principal investments

The Fund normally invests substantially all its assets in municipal bonds, which are bonds and similar securities issued by or on behalf of the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities that are exempt from federal income tax. The Fund may invest in insured and uninsured municipal securities. The Fund's investments may include, but are not limited to, general obligation and revenue bonds, tax-exempt commercial paper, short-term municipal notes, tender option bonds (including inverse floaters), floating and variable rate obligations, and other municipal securities that pay income exempt from federal income tax. Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in securities that pay income exempt from federal income tax. The Fund normally invests at least 65% of its total assets in municipal bonds that, at the time of purchase, are rated investment grade by an independent rating agency (or if unrated are deemed to be of comparable quality by the advisor), but it also invests, to a lesser extent, in treasury securities and lower-rated bonds (also known as "junk bonds"). The Fund may also, to a lesser extent, invest in US Treasury securities and other securities of the US government, its agencies and government-sponsored enterprises. The Fund is a non-diversified fund.

The Fund's weighted average portfolio duration will be similar to the option-adjusted duration of the Bloomberg Barclays Municipal Bond Index, but may range between 3 and 10 years. As of March 31,

16

2018, the option-adjusted duration of the Bloomberg Barclays Municipal Bond Index was 5.96 years. The Fund may invest in bonds of any maturity or duration.

The Fund may, but is not required to, use exchange-traded or over-the-counter ("OTC") derivative instruments as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, index, or other market factor and may relate to stocks, bonds, interest rates, credit, currencies or currency exchange rates, commodities and related indexes. The derivatives in which the Fund may invest include interest rate and, to a more limited extent, credit instruments such as options (including, options on futures and swap agreements), futures, swap agreements (including, interest rate, total return and credit default swaps), credit-linked securities and structured investments. All of these derivatives may be used for risk management purposes, such as hedging against a specific security, or to manage or adjust the risk profile of the Fund. In addition, all of the derivative instruments listed above may be used for investment (non-hedging) purposes to earn income; to enhance returns; to replace more traditional direct investments; to obtain exposure to certain markets; to establish net short positions in individual sectors, markets or securities; or to adjust the Fund's portfolio duration.

Management process

The Advisor employs a disciplined investment process implementing three key decisions: duration/yield curve positioning (i.e., interest rate forecasting and maturity allocation), sector allocation and security selection. Duration decisions are generally based on evaluation and analysis of monetary policy, level of economic activity, inflation, real estate rates, market psychology and other macroeconomic factors. UBS AM's sector allocation strategy examines relative value by analyzing historical valuations, current fundamentals, and future trends through in-depth research. Once the relationships between these sectors have been established, the final decision of security selection is made by portfolio managers with substantial input from the UBS AM team, which constantly monitors the municipal market.

Main risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the Fund. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. Below are some of the specific risks of investing in the Fund.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher-quality securities more than lower-quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the Fund may have to reinvest these repayments at lower interest rates. The risks associated with rising interest rates may be more pronounced in the near future as interest rates rise from historically low rates.

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Credit risk: The risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower-quality investments than for investments that are higher quality.

Political risk: The Fund's investments may be significantly affected by political changes, including legislative proposals that may make municipal bonds less attractive in comparison to taxable bonds or other types of investments.

Related securities concentration risk: Because the Fund may invest more than 25% of its net assets in municipal bonds that are issued to finance similar projects, economic, business, or political developments or changes that affect one municipal bond also may affect other municipal bonds in the same sector.

Tax liability risk: Tax liability risk is the risk of noncompliant conduct by a municipal bond issuer, resulting in distributions by the Fund being taxable to shareholders as ordinary income.

Municipal securities risk: Municipal securities are subject to interest rate and credit risks. The ability of a municipal issuer to make payments and the value of municipal securities can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the fund's net asset value and/or the distributions paid by the fund. Municipal bonds secured by revenues from public housing authorities may be subject to additional uncertainties relating to the possibility that proceeds may exceed supply of available mortgages to be purchased by public housing authorities, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Municipalities continue to experience difficulties in the current economic and political environment.

US Government securities risk: There are different types of US government securities with different levels of credit risk, including risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

Liquidity risk: The risk that investments cannot be readily sold at the desired time or price, and the Fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund's value or prevent the Fund from taking advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the Fund due to low trading volume, adverse investor perceptions and/or other market developments. In recent years, the number and capacity of dealers that make markets in fixed income securities has decreased. Consequently, the decline in dealers engaging in market making trading activities may increase liquidity risk, which can be more pronounced in periods of market turmoil. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than

18

normal, causing increased supply in the market due to selling activity. Liquidity risk includes the risk that the Fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.

High yield bond risk: The risk that the issuer of bonds with ratings of Ba1 or lower by Moody's Investors Service, Inc. ("Moody's") or BB+ or lower by Standard & Poor's Financial Services LLC ("S&P") or Fitch Ratings, Inc. ("Fitch"), comparably rated by another nationally recognized statistical rating organization, or, if unrated, are determined to be of comparable quality by the Advisor will default or otherwise be unable to honor a financial obligation (also known as lower-rated or "junk bonds"). These securities are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-rated municipal bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher quality) municipal bonds.

Variable rate demand obligations risk: Variable rate demand obligations are floating rate securities that combine an interest in a long-term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money. The absence of an active secondary market for certain variable and floating rate obligations could make it difficult to dispose of these instruments, which could result in a loss.

Non-diversification risk: The Fund is a non-diversified investment company, which means that the Fund may invest more of its assets in a smaller number of issuers than a diversified investment company. As a non-diversified fund, the Fund's share price may be more volatile and the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Derivatives risk: The value of "derivatives"—so called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. It is possible for the Fund to lose more than the amount it invested in the derivative. The risks of investing in derivative instruments also include market risk, management risk, counterparty risk (which is the risk that a counterparty to a derivative contract is unable or unwilling to meet its financial obligations) and the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index or overall market securities. Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk. In addition, many types of swaps and other non-exchange traded derivatives may be subject to liquidity risk, credit risk and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives used for investment (non-hedging) purposes, may cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the Fund that exceed the amount originally invested.

19

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results.

Market risk: The risk that the market value of the Fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

Performance
Risk/return bar chart and table

The performance information that follows shows the Fund's performance information in a bar chart and an average annual total returns table. The information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns (before and after taxes) compare with the returns of a broad measure of market performance. The bar chart does not reflect the maximum annual wrap program or other similar fee; if it did, the total returns shown would be lower. An additional index, the Bloomberg Barclays Municipal Managed Money Intermediate (1-17) Index, shows how the Fund's performance compares to an index that is an unmanaged sub-index of the Bloomberg Barclays Municipal Managed Money Index, which is a rules-based, market-value-weighted index designed to track the performance of municipal securities issued by state and local municipalities whose interest is exempt from federal income tax and the federal alternative minimum tax. Indices reflect no deduction for fees, expenses or taxes. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Total return

20

Total return January 1 – March 31, 2018: (1.51)%
Best quarter during calendar years shown—3Q 2009: 5.85%
Worst quarter during calendar years shown—4Q 2010: (3.98)%

Average annual total returns (for the periods ended December 31, 2017)

	1 year	5 years	10 years
Series M shares
Return before taxes	4.52%	3.18%	4.22%
Return after taxes on distributions	4.51	3.18	4.21
Return after taxes on distributions and sale of fund shares	3.68	3.08	4.02
Bloomberg Barclays Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	5.45	3.02	4.46
Bloomberg Barclays Municipal Managed Money Intermediate (1-17) Index (reflects no deduction for fees, expenses or taxes)	4.88	2.55	4.26

Investment advisor

UBS Asset Management (Americas) Inc. serves as the investment advisor to the Fund.

Portfolio managers

•  Elbridge Gerry, portfolio manager of the Fund since its inception.

•  Kevin McIntyre, portfolio manager of the Fund since 2015.

•  Charles W. Grande, portfolio manager of the Fund since July 2017.

Purchase & sale of fund shares

There are no minimum investment requirements for shareholders since decisions as to whether or not to invest assets of a separately managed account in the Fund will be made by the Advisor. Shares of the Fund may be redeemed on any business day that the New York Stock Exchange is open through a financial advisor. In addition, shares will be redeemed when you terminate your managed account.

Tax information

Most distributions you receive from the Fund will consist of exempt-interest dividends (dividends paid from interest earned on municipal securities). In general, exempt-interest dividends are exempt from regular federal income tax. A portion of these distributions, however, may be subject to the federal alternative minimum tax and state and local taxes.

21

Series T

Fund Summary

Investment objective

Maximize total return, consisting of income and capital appreciation.

Fees and expenses

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is used only for investors who are clients of a wrap fee program or certain other programs advised or sub-advised by UBS AM or its affiliates. Clients pay a wrap fee or a similar fee to participate in such programs.

Shareholder fees (fees paid directly from your investment)

Percent
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Percent
Management fees[1]	0.00%
Distribution and/or service (12b-1) fees	0.00
Other expenses	0.00
Acquired fund fees and expenses (Underlying Fund expenses)	0.02
Total annual fund operating expenses[2]	0.02

1  The Advisor does not charge the Fund a fee for its advisory services and pays all ordinary operating expenses, excluding extraordinary litigation expenses and acquired fund fees and expenses, incurred by the Fund. The Fund is part of a wrap-fee program or other program advised or sub-advised by UBS AM or its affiliates, clients of which often pay a single aggregate fee for all costs and expenses of the program (including investment management, custody and portfolio execution fees). You are strongly encouraged to read carefully the wrap fee brochure or other disclosures provided to you in connection with the program account.

2  Since the "Acquired Fund Fees and Expenses (Underlying Fund Expenses)" are not directly borne by the Fund, they are not reflected in the Fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" will differ from those presented in the Financial highlights.

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Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The example does not include the fees and expenses of the wrap programs or certain other programs advised or sub-advised by UBS AM or its affiliates. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Series T	$2	$6	$11	$26

Portfolio turnover

The Fund pays transaction costs, such as mark-ups, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 488% of the average value of its portfolio.

Principal strategies
Principal investments

The Fund is designed to augment the overall asset class exposure of individual securities held in a managed account by investing in securities and financial instruments to gain exposure to certain sectors of the fixed income market. The Fund may invest directly in such securities and financial instruments and/or indirectly in such securities and financial instruments by investing in shares of the open-end investment companies advised by UBS AM ("Underlying Funds"). The Fund does not pay fees in connection with its investment in the Underlying Funds, but may pay expenses associated with such investments.

Investments by the Fund or Underlying Funds in fixed income securities may include, but are not limited to, corporate debt securities of US and non-US issuers, debt securities of the US government, its agencies and instrumentalities, obligations of international governments or supranational entities, their agencies and instrumentalities, inflation protected securities and convertible securities. While the Fund invests primarily in corporate debt securities, it may also invest in mortgage-backed (including commercial and residential mortgage-backed securities) and asset-backed securities, and other securitized and structured securities. These securities can be of any maturity, but generally will have an initial maturity of more than one year. The Fund may invest in non-dollar denominated debt securities.

The Fund generally invests in investment grade securities or Underlying Funds that invest in investment grade securities. The Fund may also invest up to 40% of its net assets in any combination of non-investment grade, high yield (lower-rated or "junk bonds") securities and emerging markets fixed

23

income securities (or Underlying Funds that invest in such securities), provided that no more than 20% of its net assets may be invested in developed market high yield securities and no more than 20% of its net assets may be invested in emerging market securities. In addition, the Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company.

The Fund or an Underlying Fund may, but is not required to, use exchange-traded or over-the-counter ("OTC") derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, index, or other market factor, and may relate to stocks, bonds, interest rates, credit, currencies or currency exchange rates, commodities and related indices. The derivatives in which the Fund or an Underlying Fund may invest include options (including, options on futures, forwards and swap agreements), futures, forward agreements, swap agreements (including, interest rate, total return, currency, credit default and inflation swaps), credit-linked securities and structured investments. All of these derivatives may be used for risk management purposes, such as hedging against a specific security or currency, or to manage or adjust the risk profile of the Fund or the Underlying Fund. In addition, all of the derivative instruments listed above may be used for investment (non-hedging) purposes to earn income; to enhance returns; to replace more traditional direct investments; to obtain exposure to certain markets; to establish net short positions for individual sectors, markets, currencies or securities; or to adjust the Fund's or an Underlying Fund's portfolio duration.

The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Management process

The Advisor's investment style is focused on investment fundamentals, which the Advisor believes determine and describe future cash flows that define long term investment value. To implement this style, the Advisor purchases securities for the Fund or an Underlying Fund by using active asset allocation strategies across fixed income markets and active security selection within each market. In analyzing the relative attractiveness of sectors and securities, the Advisor considers duration; yield; potential for capital appreciation; current credit quality as well as possible credit upgrades or downgrades; narrowing or widening of spreads between sectors, securities of different credit qualities or securities of different maturities; and, for mortgage-related and asset-backed securities, anticipated changes in average prepayment rates. The Advisor emphasizes those fixed income market sectors, and selects those securities that appear to be most undervalued relative to their yields and potential risks.

Main risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the Fund. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured or

24

guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. Below are some of the specific risks of investing in the Fund and the Underlying Funds.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower-quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the Fund may have to reinvest these repayments at lower interest rates. The risks associated with rising interest rates may be more pronounced in the near future as interest rates rise from historically low rates.

Credit risk: The risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower-quality investments than for investments that are higher quality.

High yield bond risk: The risk that the issuer of bonds with ratings of Ba1 or lower by Moody's Investors Service, Inc. ("Moody's") or BB+ or lower by Standard & Poor's Financial Services LLC ("S&P") or Fitch Ratings, Inc. ("Fitch"), comparably rated by another nationally recognized statistical rating organization, or, if unrated, are determined to be of comparable quality by the Advisor will default or otherwise be unable to honor a financial obligation (also known as lower-rated or "junk bonds"). These securities are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-quality) bonds.

US Government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

Extension risk: When interest rates are rising, the average life of securities backed by debt obligations is extended because of slower than expected principal payments. This will lock in a below-market interest rate, increase the security's duration and reduce the value of the security.

Liquidity risk: The risk that investments cannot be readily sold at the desired time or price, and the Fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund's value or prevent the Fund from taking advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the Fund due to low trading volume, adverse investor perceptions and/or other market developments. In recent

25

years, the number and capacity of dealers that make markets in fixed income securities has decreased. Consequently, the decline in dealers engaging in market making trading activities may increase liquidity risk, which can be more pronounced in periods of market turmoil. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Liquidity risk includes the risk that the Fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.

Market risk: The risk that the market value of the Fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

Mortgage- and asset-backed securities risk: The Fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower's payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund's income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund.

Foreign investing risk: The value of the Fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the Fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers.

Emerging market risk: There are additional risks inherent in investing in less developed countries that are applicable to the Fund. Compared to the United States and other developed countries, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers. Further, emerging countries may have economies based on only a few industries and securities markets that trade only a small number of securities and employ settlement procedures different from those used in the United States. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Further, investments by foreign investors are subject to a variety of restrictions in many emerging countries. Countries such as those in which the Fund may invest may experience, high

26

rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment.

Derivatives risk: The value of "derivatives"—so called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. It is possible for the Fund to lose more than the amount it invested in the derivative. The risks of investing in derivative instruments also include market risk, management risk, counterparty risk (which is the risk that a counterparty to a derivative contract is unable or unwilling to meet its financial obligations) and the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index or overall market securities. Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk. In addition, many types of swaps and other non-exchange traded derivatives may be subject to liquidity risk, credit risk and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives used for investment (non-hedging) purposes, may cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the Fund that exceed the amount originally invested.

Investing in other funds risk: The Fund's investment performance is affected by the investment performance of the Underlying Funds in which the Fund may invest. Through its investment in the Underlying Funds, the Fund is subject to the risks of the Underlying Funds' investments and subject to the Underlying Funds' expenses.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results.

Portfolio turnover risk: High portfolio turnover from frequent trading will increase the Fund's transaction costs (including dealer costs) and may increase the portion of the Fund's capital gains that are realized for tax purposes in any given year. The Fund does not restrict the frequency of trading in order to limit expenses or the tax effect that its distributions may have on shareholders.

Performance
Risk/return bar chart and table

The performance information that follows shows the Fund's performance information in a bar chart and an average annual total returns table. The information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns (before and after taxes) compare with the returns of a broad measure of market performance. The bar chart does not reflect the maximum annual wrap program or other

27

similar fee; if it did, the total returns shown would be lower. The additional index, the Bloomberg Barclays US Mortgage-Backed Securities Index, shows how the Fund's performance compares to a group of securities that aligns with a portion of the Fund's portfolio. Indices reflect no deduction for fees, expenses or taxes. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Total return

Total return January 1 – March 31, 2018: (2.59)%
Best quarter during calendar years shown—3Q 2009: 5.85%
Worst quarter during calendar years shown—4Q 2008: (17.65)%

28

Average annual total returns (for the periods ended December 31, 2017)

	1 year	5 years	10 years
Series T shares (inception date: 10/09/2003)
Return before taxes	5.95%	3.35%	(1.13)%
Return after taxes on distributions	4.00	1.87	(3.15)
Return after taxes on distributions and sale of fund shares	3.34	1.87	(1.69)
Bloomberg Barclays US Corporate Index[1] (reflects no deduction for fees, expenses or taxes)	6.42	3.48	5.65
Bloomberg Barclays US Credit Index[1] (reflects no deduction for fees, expenses or taxes)	6.18	3.24	5.42
Bloomberg Barclays US Mortgage-Backed Securities Index (reflects no deduction for fees, expenses or taxes)	2.47	2.04	3.84

1  Effective August 1, 2017, the Fund's primary benchmark index was changed from the Bloomberg Barclays US Credit Index to the Bloomberg Barclays US Corporate Index in order to more accurately reflect the Fund's investment strategy.

Investment advisor

UBS Asset Management (Americas) Inc. serves as the investment advisor to the Fund.

Portfolio managers

•  Craig G. Ellinger, portfolio manager of the Fund since 2012

•  David Vignolo, portfolio manager of the Fund since April 2018.

Purchase & sale of fund shares

There are no minimum investment requirements for shareholders since decisions as to whether or not to invest assets of a separately managed account in the Fund will be made by the Advisor. Shares of the Fund may be redeemed on any business day that the New York Stock Exchange is open through a financial advisor. In addition, shares will be redeemed when you terminate your managed account.

Tax information

The dividends and distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

29

SMA Relationship Trust: More information about the Funds—Series G

Investment objective, strategies, securities selection and risks

Fund objective

Provide long-term capital appreciation.

Principal investment strategies

The Fund is used exclusively for separately managed accounts advised or sub-advised by the Fund's investment advisor, UBS AM, or its affiliates.

The Fund maintains an international portfolio by investing primarily in equity securities of issuers that are economically tied to a number of developed market countries throughout the world, excluding the United States. To a lesser extent, the Fund may invest in equity securities of issuers located in emerging market countries and the United States. The Fund may invest in equity securities of issuers in any capitalization range based on market conditions and in accordance with its investment objective.

Equity securities include dividend-paying securities, common stock, shares of collective trusts and investment companies, preferred stock and fixed income securities convertible into common stock, rights, warrants and sponsored or unsponsored ADRs, EDRs and GDRs.

In addition, the Fund attempts to generate positive returns and manage risk through asset allocation and sophisticated currency management techniques. These decisions are integrated with analysis of global market and economic conditions. The Fund may use derivatives to manage its currency exposure.

The Fund may, but is not required to, use exchange-traded or OTC derivative instruments for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, index, or other factor and may relate to stocks, bonds, interest rates, credit, currencies or currency exchange rates, commodities and related indexes. The derivatives in which the Fund may invest include options (including, options on swap agreements), futures, forward agreements, swap agreements (including, interest rate, total return, and currency swaps), equity participation notes and equity linked notes. All of these derivatives may be used for risk management purposes, such as hedging against a specific security or currency, or to manage or adjust the risk profile of the Fund. In addition, all of the derivative instruments listed above may be used for investment (non-hedging) purposes to earn income; to enhance returns; to replace more traditional direct investments; or to obtain exposure to certain markets.

Securities selection

The Advisor uses fundamental analysis to identify securities that are underpriced relative to their fundamental value. For each security under analysis, an intrinsic value is estimated based upon detailed company, industry and country analysis, including visits to the company, its competitors and suppliers and other independent sources of information. The intrinsic value estimate is a function of the present value of the estimated future cash flows and is compared to the company's current market price to ascertain whether a valuation anomaly exists. A stock with a price below the estimated intrinsic value would be considered a candidate for inclusion in the Fund's portfolio. This comparison

30

SMA Relationship Trust: More information about the Funds—Series G between price and intrinsic value allows comparisons across industries and countries.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market or other conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents that may be inconsistent with the Fund's principal investment strategies, which may affect the Fund's ability to pursue its investment objective.

The Fund may lend its portfolio securities to generate additional income.

More about risks

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other risks presented by an investment in the Fund are:

•  Management risk—The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results. The Advisor may be incorrect in its assessment of the value of securities or assessment of market trends, which can result in losses to the Fund.

•  Market risk—The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

•  Foreign investing risk—The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. In addition, political, diplomatic, or regional conflicts, terrorism or war, social and economic instability, and internal or external policies or economic sanctions limiting or restricting foreign investment, the movement of assets or other economic activity may affect the value and liquidity of foreign securities. Also, a decline in the value of foreign currencies relative to the US dollar will reduce the value of securities denominated in those currencies. In addition, foreign securities are sometimes less liquid and harder to sell and to value than securities of US issuers. Each of these risks is more severe for securities of issuers in emerging market countries. The risk of investing in Europe may be heightened due to the recent referendum in which the United Kingdom voted to exit the European Union ("EU"). There is a significant degree of uncertainty about how negotiations relating to the United Kingdom's withdrawal will be conducted, as well as the potential consequences and precise timeframe for "Brexit." While it is not possible to determine the precise impact these events may have on the Fund, during this period and beyond, the impact on the United Kingdom and European economies and the broader global economy could be significant, resulting in negative impacts, such as increased volatility and illiquidity, and potentially lower economic growth on markets in the United Kingdom, Europe and globally, which may adversely affect the value of the Fund's investments. In addition, if one or more countries were to exit the EU or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.

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SMA Relationship Trust: More information about the Funds—Series G

•  Derivatives risk—Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Fund might have been in a better position if the Fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close out the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). The Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. With respect to futures, which must be executed through a futures commission merchant ("FCM") and traded on an exchange, an certain swaps which must be executed through an FCM and cleared through a central counterparty, there is a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of a FCM with which the Fund has an open position, or the central counterparty in a swap contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty. The Fund is also subject to the risk that the FCM could use the Fund's assets to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear. Finally, the regulation of swaps and other derivatives is a rapidly changing area of law and it is not possible to predict fully the effects of current or future regulation. It is possible that developments in government regulation of various types of derivatives could affect the character, timing and amount of the Fund's taxable income or gains; may limit or prevent the Fund from using or limit the Fund's use of these instruments effectively as a part of its investment strategy; and could adversely affect the Fund's ability to achieve its investment objective. The Fund's use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund's investments and cost of doing business.

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SMA Relationship Trust: More information about the Funds—Series G

•  Geographic concentration risk—The risk that if the Fund has most of its investments in a single country or region, its portfolio will be more susceptible to factors adversely affecting issuers located in that country or region than would a more geographically diverse portfolio of securities.

•  Leverage risk associated with financial instruments—Certain derivatives that the Fund may use may create leverage. Derivatives that involve leverage can result in losses to the Fund that exceed the amount originally invested in the derivatives.

•  Small- and mid-capitalization risk—The risk that investments in small and medium size companies may be more volatile than investments in larger companies, as small and medium size companies generally experience higher growth and failure rates. The trading volume of these securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

•  Convertible bond risk—Convertible bonds are subject to the risks of equity securities when the underlying stock price is high relative to the conversion price (because more of the security's value resides in the conversion feature) and debt instruments when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable). A convertible bond is not as sensitive to interest rate changes as a similar non-convertible debt instrument, and generally has less potential for gain or loss than the underlying equity security. The prices of equity securities fluctuate from time to time based on changes in the company's financial condition or overall market and economic conditions.

•  Securities lending risk—Securities lending involves the lending of portfolio securities owned by the Fund to qualified broker-dealers and financial institutions who provide collateral to the Fund in connection with these loans. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund also could lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

Other information

Exclusion of Advisor from commodity pool operator definition. With respect to the Fund, the Advisor has claimed an exclusion from the definition of commodity pool operator ("CPO") under the Commodity Exchange Act ("CEA") and the rules of the U.S. Commodity Futures Trading Commission ("CFTC") and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, the Advisor is relying upon a related exclusion from the definition of commodity trading advisor ("CTA") under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in "commodity interests."

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SMA Relationship Trust: More information about the Funds—Series G

Commodity interests include commodity futures, commodity options and swaps, as further described in the Fund's statement of additional information ("SAI"). Because the Advisor and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment objective, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Advisor's reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

34

SMA Relationship Trust: More information about the Funds—Series S

Investment objective, strategies, securities selection and risks

Fund objective

Maximize total return, consisting of capital appreciation and current income, while controlling risk.

Principal investment strategies

The Fund is used exclusively for separately managed accounts advised or sub-advised by UBS AM or its affiliates.

The Fund primarily invests in equity securities of US small capitalization companies. Small capitalization companies are those companies within the range of the largest and smallest company in the S&P SmallCap 600® Index at the time of purchase. The Advisor may modify this definition as market conditions require. However, the Fund may invest a portion of its assets in securities outside this range. For purposes of the Fund's investments, US companies include any company organized in the United States as well as any company organized outside of the United States but which: (a) is included in the Fund's benchmark index; (b) has its headquarters or principal location of operations in the United States; (c) whose primary listing is on a securities exchange or market in the United States; or (d) derives a majority of its revenues in the United States.

Equity securities include dividend-paying securities, common stock, shares of collective trusts and investment companies, preferred stock and fixed income securities convertible into common stock, rights and warrants. The Fund may also invest in real estate securities, including REITs.

The Fund may, but is not required to, use derivative instruments for risk management purposes or as part of the Fund's investment strategies.

Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, index, or other market factor and may relate to stocks, bonds, interest rates, credit, currencies or currency exchange rates, commodities and related indices. Examples of derivatives include swap agreements (including interest rate and equity swaps), options, futures and forward agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

Securities selection

The portfolio management team selects for the Fund those small capitalization equity securities that appear to be undervalued based upon internal research and proprietary valuation systems. The portfolio management team's research focuses on several levels of analysis, including understanding wealth shifts that occur within the equity market and researching individual companies.

In deciding which stocks to emphasize, the portfolio management team uses fundamental analysis to identify securities that are underpriced relative to their fundamental values.

In deciding whether to buy a company for the Fund, the portfolio management team quantifies its expectations of a company's ability to generate profit and to grow business into the future; calculates an expected rate of return from the investment in order to estimate intrinsic value; and compares the estimated intrinsic value to observed market price and ranks the company against other stocks accordingly. The portfolio management

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SMA Relationship Trust: More information about the Funds—Series S team looks for companies with strong management teams, significant competitive strengths in growing markets and strong financial positions. In addition, the portfolio management team attempts to identify target companies that exhibit innovative management, reasonable price-earnings multiples in relation to long-term earnings prospects and strong balance sheets.

The Fund employs a manager of managers structure. Under the manager of managers structure, UBS AM, the Fund's manager and primary provider of investment advisory services, has the ultimate responsibility, subject to oversight by the Board, to oversee the Fund's sub-advisor(s) and recommend their hiring, termination and replacement. Manulife currently serves as the Fund's sole sub-advisor.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market or other conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents that may be inconsistent with the Fund's principal investment strategies, which may affect the Fund's ability to pursue its investment objective.

More about risks

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other risks presented by an investment in the Fund are:

•  Management risk—The risk that the investment strategies, techniques and risk analyses employed for the Fund may not produce the desired results. The portfolio management team may be incorrect in its assessment of the value of securities or assessment of market trends, which can result in losses to the Fund.

•  Market risk—The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

•  Small- and mid-capitalization risk—The risk that investments in smaller companies may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates. The trading volume of smaller company securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for the securities of smaller companies generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

•  Real estate securities and REITs risk—The risk that the Fund's performance will be affected by adverse developments in the real estate industry. Real estate values may be affected by a variety of factors, including: local, national or global economic conditions; changes in zoning or other property-related laws; environmental regulations; interest rates; tax and insurance considerations; overbuilding; property taxes and operating expenses; or declining values in a neighborhood. Similarly, a REIT's performance depends on the types, values, locations and management of the properties it owns. In addition, a REIT may be more susceptible to adverse

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SMA Relationship Trust: More information about the Funds—Series S developments affecting a single project or market segment than a more diversified investment. Loss of status as a qualified REIT under the US federal tax laws could adversely affect the value of a particular REIT or the market for REITs as a whole.

•  Derivatives risk—Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the portfolio management team incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Fund might have been in a better position if the Fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liq-

uidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close out the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). The Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. With respect to futures, which must be executed through a futures commission merchant ("FCM") and traded on an exchange, and certain swaps which must be executed through an FCM and cleared through a central counterparty, there is a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of a FCM with which the Fund has an open position, or the central counterparty in a swap contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty. The Fund is also subject to the risk that the FCM could use the Fund's assets to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear. Finally, the regulation of swaps and other derivatives is a rapidly changing area of law and it is not possible to predict fully the effects of current or future regulation. It is possible that developments in government regulation of various types of derivatives could affect the character, timing and amount of the Fund's taxable income or gains; may limit or prevent the Fund from using or limit the Fund's use of these instruments effectively as a part of its investment strategy; and could adversely affect the

37

SMA Relationship Trust: More information about the Funds—Series S

Fund's ability to achieve its investment objective. The Fund's use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund's investments and cost of doing business.

•  Leverage risk associated with financial instruments—Certain derivatives that the Fund may use may create leverage. Derivatives that involve leverage can result in losses to the Fund that exceed the amount originally invested in the derivatives.

•  Convertible bond risk—Convertible bonds are subject to the risks of equity securities when the underlying stock price is high relative to the conversion price (because more of the security's value resides in the conversion feature) and debt instruments when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable). A convertible bond is not as sensitive to interest rate changes as a similar non-convertible debt instrument, and generally has less potential for gain or loss than the underlying equity security. The prices of equity securities fluctuate from time to time based on changes in the company's financial condition or overall market and economic conditions.

Other information

Exclusion of Advisor from commodity pool operator definition. With respect to the Fund, the Advisor has claimed an exclusion from the definition of CPO under the CEA and the rules of the CFTC and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, the Advisor is relying upon a related exclusion from the definition of CTA under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in "commodity interests." Commodity interests include commodity futures, commodity options and swaps, as further described in the Fund's SAI. Because the Advisor and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment objective, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Advisor's reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

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SMA Relationship Trust: More information about the Funds—Series M

Investment objective, strategies, securities selection and risks

Fund objective

Total return consisting of capital appreciation and current income exempt from federal income tax.

Principal investment strategies

The Fund is used exclusively for separately managed accounts advised or sub-advised by UBS AM or its affiliates.

The Fund normally invests substantially all its assets in municipal bonds. These are bonds and similar securities issued by or on behalf of the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities that are exempt from federal income tax. The Fund may invest in insured and uninsured municipal securities. The Fund's investments may include, but are not limited to, general obligation and revenue bonds, tax-exempt commercial paper, short-term municipal notes, tender option bonds (including inverse floaters), floating and variable rate obligations, and other municipal securities that pay income exempt from federal income tax. Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in securities that pay income exempt from federal income tax. The Fund may also, to a lesser extent, invest in US Treasury securities and other securities of the US government, its agencies and government-sponsored enterprises. The Fund is a non-diversified fund.

The Fund normally invests at least 65% of its total assets in municipal bonds that, at the time of purchase, are rated investment grade by an independent rating agency (or if unrated are deemed to be of comparable quality by the advisor), but it also invests, to a lesser extent, in treasury securities and lower-rated bonds (also known as "junk bonds").

The Fund may, but is not required to, use derivative instruments for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, index, or other market factor and may relate to stocks, bonds, interest rates, credit, currencies or currency exchange rates, commodities and related indices. Examples of derivatives include, but are not limited to, interest rate and credit instruments such as options (including, options on futures and swap agreements), futures, swap agreements (including, interest rate, total return and credit default swaps), credit-linked securities and structured investments. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, to adjust the Fund's portfolio duration, to establish net short positions in individual sectors, markets or securities, or to obtain exposure to certain markets.

"Duration" is a measure of price sensitivity of a fixed income investment or portfolio (expressed as % change in price) to a 1 percentage point (i.e., 100 basis points) change in interest rates, accounting for optionality in bonds such as prepayment risk and call/put features. A longer duration means an increased likelihood of interest rate sensitivity. For example, when the level of interest rates increases by 0.10%, the price of a fixed income security or a portfolio of fixed income securities having a duration of five years generally will decrease by approximately 0.50%. Conversely,

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SMA Relationship Trust: More information about the Funds—Series M when the level of interest rates decreases by 0.10%, the price of a fixed income security or a portfolio of fixed income securities having a duration of five years generally will increase by approximately 0.50%. The Fund's weighted average portfolio duration will be similar to the option-adjusted duration of the Bloomberg Barclays Municipal Bond Index, but may range between 3 and 10 years. As of March 31, 2018, the option-adjusted duration of the Bloomberg Barclays Municipal Bond Index was 5.96 years.

The Fund may invest in bonds of any maturity or duration.

Securities selection

The Advisor employs a disciplined investment process implementing three key decisions: duration/ yield curve positioning (i.e., interest rate forecasting and maturity allocation), sector allocation and security selection. Duration decisions are generally based on evaluation and analysis of monetary policy, level of economic activity, inflation, real estate rates, market psychology and other macroeconomic factors. UBS AM's sector allocation strategy examines relative value by analyzing historical valuations, current fundamentals, and future trends through in-depth research. Once the relationships between these sectors have been established, the final decision of security selection is made by portfolio managers with substantial input from the UBS AM team, which constantly monitors the municipal market. This disciplined process looks to maximize returns for each given level of risk. All decisions are supported by four vital types of research: economic, quantitative, credit, and market.

When market or other conditions warrant, the Fund may make substantial temporary defensive investments in cash or money market instruments that pay taxable interest. Because these investments provide relatively low income that is taxable, a defensive position may be inconsistent with the Fund's principal investment strategies and may affect the Fund's ability to pursue its investment objective. However, the Fund also may invest in money market instruments that pay tax-exempt interest as part of its ordinary investment strategy.

The Fund may lend its portfolio securities to generate additional income.

More about risks

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other risks presented by an investment in the Fund are:

•  Interest rate risk—The risk that changing interest rates may adversely affect the value of an investment. An increase in prevailing interest rates typically causes the value of fixed income securities to fall, while a decline in prevailing interest rates may cause the market value of fixed income securities to rise. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and higher-quality securities more than lower-quality securities. Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors including government policy, inflation expectations and supply and demand. A substantial increase in interest rates may have an adverse impact on the liquidity of a security, especially those with longer maturities. Changes in government monetary policy, including changes in tax policy or changes in a central bank's implementation of specific policy goals, may have a substantial

40

SMA Relationship Trust: More information about the Funds—Series M impact on interest rates. There can be no guarantee that any particular government or central bank policy will be continued, discontinued or changed nor that any such policy will have the desired effect on interest rates. The risks associated with rising interest rates may be more pronounced in the near future as interest rates rise from historically low rates.

•  Credit and high yield bond risk—The risk that an issuer may default or otherwise be unable to honor a financial obligation. Bonds with ratings of Ba1 or lower by Moody's or BB+ or lower by S&P or Fitch, comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Advisor to be of comparable quality, may have increased risks of default (also known as lower-rated or "junk bonds"). These securities are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-rated municipal bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-rated) municipal bonds.

Some municipal bonds are "insured bonds," which means that a private insurer guarantees payment even if the issuer of the bond defaults. Insured bonds are subject to credit risks relating to both the issuer and the insurer, because if the market believes that either of them has become less able to make payments, the value of the municipal bond may decline. Market conditions affecting the ratings of municipal bond insurance companies have deteriorated recently, and may further deteriorate. A downgrade of municipal bond insurers rated above A would substantially limit the availability of insurance sought by municipal bond issuers thereby reducing the supply of insured municipal securities available for investment by the Fund. Bond insurance does not protect against interest rate or other non-credit risks.

•  Political risk—The Fund's investments may be significantly affected by political changes, including legislative proposals that may make municipal bonds less attractive in comparison to taxable bonds or other types of investments.

•  Related securities concentration risk—Because the Fund may invest more than 25% of its net assets in municipal bonds that are issued to finance similar projects, economic, business, or political developments or changes that affect one municipal bond also may affect other municipal bonds in the same sector.

•  Tax liability risk—Tax liability risk is the risk of non-compliant conduct by a municipal bond issuer, resulting in distributions by the Fund being taxable to shareholders as ordinary income.

•  Municipal securities risk—Municipal securities are subject to interest rate, credit, illiquidity and market and political risks. The ability of a municipal issuer to make payments and the value of municipal securities can be affected by uncertainties in the municipal securities market, including litigation, the strength of the local or national economy, the issuer's ability to raise revenues through tax or other means, and the bankruptcy of the issuer affecting the rights of municipal securities holders and budgetary constraints of local, state and federal governments upon which the issuer may be relying for funding. Municipal securities and issuers of municipal

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SMA Relationship Trust: More information about the Funds—Series M securities may be more susceptible to downgrade, default and bankruptcy as a result of recent periods of economic stress. In addition, the municipal securities market can be significantly affected by political changes, including legislation or proposals at either the state or the federal level to eliminate or limit the tax-exempt status of municipal bond interest or the tax-exempt status of a municipal bond fund's dividends. Similarly, reductions in tax rates may make municipal securities less attractive in comparison to taxable bonds. Legislatures also may be unable or unwilling to appropriate funds needed to pay municipal securities obligations. These events can cause the value of the municipal securities held by a fund to fall and might adversely affect the tax-exempt status of a fund's investments or of the dividends that a fund pays. Lower-rated municipal securities are subject to greater credit and market risk than higher quality municipal securities. In addition, third-party credit quality or liquidity enhancements are frequently a characteristic of the structure of municipal securities. Problems encountered by such third-parties (such as issues negatively impacting a municipal bond insurer or bank issuing a liquidity enhancement facility) may negatively impact a municipal security even though the related municipal issuer is not experiencing problems. Municipal bonds secured by revenues from public housing authorities may be subject to additional uncertainties relating to the possibility that proceeds may exceed supply of available mortgages to be purchased by public housing authorities, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Further, unlike many other types of securities, offerings of municipal securities traditionally have not been subject to regulation by, or registration with, the

SEC, resulting in a relative lack of information about certain issuers of municipal securities.

•  Government securities risk—Credit risk is the risk that the issuer will not make principal or interest payments when they are due. There are different types of US government securities with different relative levels of credit risk depending on the nature of the particular government support for that security. US government securities may be supported by (i) the full faith and credit of the United States; (ii) the ability of the issuer to borrow from the US Treasury; (iii) the credit of the issuing agency, instrumentality or government-sponsored entity; (iv) pools of assets (e.g., mortgage-backed securities); or (v) the United States in some other way. In some cases, there is even the risk of default. For example, for asset backed securities there is the risk those assets will decrease in value below the face value of the security. Similarly, for certain agency-issued securities there is no guarantee the US government will support the agency if it is unable to meet its obligations. Further, the US government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

•  Liquidity risk—The risk that the Fund may have difficulty or may not be able to sell its investments. Illiquidity may result from political, economic or issuer specific events; changes in a specific market's size or structure, including the number of participants; or overall market disruptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely

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SMA Relationship Trust: More information about the Funds—Series M affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the Fund due to low trading volume, adverse investor perceptions and/or other market developments. In recent years, the number and capacity of dealers that make markets in fixed income securities has decreased. Consequently, the decline in dealers engaging in market making trading activities may increase liquidity risk, which can be more pronounced in periods of market turmoil. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Liquidity risk includes the risk that the Fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.

•  Variable rate demand obligations risk—Variable rate demand obligations are floating rate securities that combine an interest in a long-term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money. The absence of an active secondary market for certain variable and floating rate obligations could make it difficult to dispose of these instruments, which could result in a loss.

•  Non-diversification risk—The risk that the Fund will be more volatile than a diversified fund because the Fund invests its assets in a smaller number of issuers. The gains and losses on a single security may, therefore, have a greater impact on the Fund's net asset value. In addition, a fund that invests in a relatively small number of issuers is more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified fund might be.

•  Derivatives risk—Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Fund might have been in a better position if the Fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other

43

SMA Relationship Trust: More information about the Funds—Series M risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close out the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). The Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. With respect to futures, which must be executed through a futures commission merchant ("FCM") and traded on an exchange, and certain swaps which must be executed through an FCM and cleared through a central counterparty, there is a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of a FCM with which the Fund has an open position, or the central counterparty in a swap contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty. The Fund is also subject to the risk that the FCM could use the Fund's assets to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear. Finally, the regulation of swaps and other derivatives is a rapidly changing area of law and it is not possible to predict fully the effects of current or future regulation. It is possible that developments in government regulation of various types of derivatives could affect the character, timing and amount of the Fund's taxable income or gains; may limit or prevent the Fund from using or limit the Fund's use of these instruments effectively as a part of its investment strategy; and could adversely affect the

Fund's ability to achieve its investment objective. The Fund's use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund's investments and cost of doing business.

•  Leverage risk associated with financial instruments—Certain derivatives that the Fund may use may create leverage. Derivatives that involve leverage can result in losses to the Fund that exceed the amount originally invested in the derivatives.

•  Management risk—The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results. The Advisor may be incorrect in its assessment of the value of securities or assessment of market or interest rate trends, which can result in losses to the Fund. Also, in some cases, derivatives or other investments may be unavailable or the Advisor may choose not to use them under market conditions when their use, in hindsight, may be determined to have been beneficial to the Fund.

•  Market risk—The risk that the market value of the Fund's investments will fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

•  Securities lending risk—Securities lending involves the lending of portfolio securities owned by the Fund to qualified broker-dealers and financial institutions who provide collateral to the Fund in connection with these loans. Securities lending involves the risk that the bor-

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SMA Relationship Trust: More information about the Funds—Series M rower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund also could lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

Other information

Exclusion of Advisor from commodity pool operator definition. With respect to the Fund, the Advisor has claimed an exclusion from the definition of CPO under the CEA and the rules of the CFTC and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, the Advisor is relying upon a related exclusion from the definition of CTA under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in "commodity interests." Commodity interests include commodity futures, commodity options and swaps, as further described in the Fund's SAI. Because the Advisor and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment objective, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Advisor's reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

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SMA Relationship Trust: More information about the Funds—Series T

Investment objective, strategies, securities selection and risks

Fund objective

Maximize total return, consisting of income and capital appreciation.

Principal investment strategies

The Fund is used exclusively for separately managed accounts advised or sub-advised by UBS AM or its affiliates. The Fund provides exposure to certain sectors of the fixed income market and is designed to augment the overall asset class exposure of individual securities held in a managed account.

The Fund seeks to achieve its investment objective by investing in securities and financial instruments to gain exposure to certain sectors of the fixed income market. The Fund may invest directly in such securities and financial instruments and/or indirectly in such securities and financial instruments by investing in Underlying Funds.

Investments by the Fund or Underlying Funds in fixed income securities may include, but are not limited to, corporate debt securities of US and non-US issuers, debt securities of the US government, its agencies and instrumentalities, obligations of international governments or supranational entities, their agencies and instrumentalities, inflation protected securities and convertible securities. While the Fund invests primarily in corporate debt securities, it may also invest in mortgage-backed (including commercial and residential mortgage-backed securities) and asset-backed securities, and other securitized and structured securities. These securities can be of any maturity, but generally will have an initial maturity of more than one year. The Fund may invest in non-dollar denominated debt securities.

The Fund generally invests in investment grade securities or Underlying Funds that invest in investment grade securities. Investment grade securities are those that have received either a minimum rating of BBB– from S&P or Fitch or Baa3 from Moody's or, if unrated, are determined to be of comparable quality by the Advisor.

The Fund may also invest up to 40% of its net assets in any combination of non-investment grade, high yield (lower-rated or "junk bonds") securities and emerging markets fixed income securities (or Underlying Funds that invest in such securities), provided that no more than 20% of its net assets may be invested in developed market high yield securities and no more than 20% of its net assets may be invested in emerging market securities. Depending on its assessment of market conditions, the Advisor may choose to allocate the Fund's assets in any combination among these types of investments or may choose not to invest in these types of investments.

The Fund may, but is not required to, use derivative instruments for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, index, or other market factor and may relate to stocks, bonds, interest rates, credit, currencies or currency exchange rates, commodities and related indices. Examples of derivatives include options (including, options on futures, forwards and swap agreements), futures, forward agreements, swap agreements (including, interest rate, total return, currency, credit default and inflation swaps), credit-linked securities and structured investments. The

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SMA Relationship Trust: More information about the Funds—Series T

Fund may use derivatives to hedge against adverse changes, including those caused by changing interest rates in the market value of securities held by or to be bought for the Fund; as a substitute for purchasing or selling securities; to earn income and enhance returns; to manage or adjust the risk profile of the Fund; to establish net short positions for individual sectors, markets, currencies or securities; and/or to shorten or lengthen the effective maturity or duration of the Fund's portfolio.

The Fund may invest all or a portion of its assets in Underlying Funds advised by the Advisor to gain exposure to various asset classes permitted for investment by the Fund. The Fund does not pay fees in connection with its investment in the Underlying Funds, but may pay expenses associated with such investments.

The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Securities selection

The Advisor's investment style is focused on investment fundamentals. The Advisor believes that investment fundamentals determine and describe future cash flows that define long term investment value. The Advisor tries to identify and exploit periodic discrepancies between market prices and fundamental value. In analyzing these price/value differences, the Advisor also takes into account cyclical market drivers that may influence near term dynamics of market prices. The resulting investment signals are used to determine the relevant building blocks for portfolio construction.

To implement this style, the Advisor purchases securities for the Fund or an Underlying Fund by using active asset allocation strategies across fixed income markets and active security selection within each market. The Fund can hold securities that are not included in its benchmark index. Thus, the relative weightings of different types of securities in the Fund's portfolio will not necessarily match those of the benchmark. In deciding which securities to emphasize, the Advisor uses both quantitative and fundamental analysis to identify securities that are under-priced relative to their fundamental value.

When determining fundamental value, the Advisor considers broadly based market data and indices that represent asset classes or markets and economic variables such as real interest rates, inflation and monetary policy. The valuation of asset classes reflects an integrated, fundamental analysis of the markets.

The Advisor emphasizes those fixed income market sectors, and selects for the Fund or an Underlying Fund those securities that appear to be most undervalued relative to their yields and potential risks. A stringent, research-based approach to issuer selection helps the Advisor to identify the credit quality and relative attractiveness of individual issuers. The Advisor selects individual securities for investment by using duration, yield curve and sector analysis. "Duration" is a measure of price sensitivity of a fixed income investment or portfolio (expressed as % change in price) to a 1 percentage point (i.e., 100 basis points) change in interest rates, accounting for optionality in bonds such as prepayment risk and call/put features. A longer duration means an increased likelihood of interest rate sensitivity. For example, when the level of interest rates increases by 0.10%, the price of a fixed income security or a portfolio of fixed income securities having a duration of five years generally will decrease by approximately 0.50%. Conversely,

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SMA Relationship Trust: More information about the Funds—Series T when the level of interest rates decreases by 0.10%, the price of a fixed income security or a portfolio of fixed income securities having a duration of five years generally will increase by approximately 0.50%. In analyzing the relative attractiveness of sectors and securities, the Advisor considers:

•  Duration

•  Yield

•  Potential for capital appreciation

•  Current credit quality as well as possible credit upgrades or downgrades

•  Narrowing or widening of spreads between sectors, securities of different credit qualities or securities of different maturities

•  For mortgage-related and asset-backed securities, anticipated changes in average prepayment rates

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market or other conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents that may be inconsistent with the Fund's principal investment strategies, which may affect the Fund's ability to pursue its investment objective.

The Fund's risk is carefully monitored with consideration given to the risk generated by individual position, sector, country and currency views.

The Fund may lend its portfolio securities to generate additional income.

More about risks

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other risks presented by an investment in the Fund and the Underlying Funds are:

•  Interest rate risk—The risk that changing interest rates may adversely affect the value of an investment. An increase in prevailing interest rates typically causes the value of fixed income securities to fall, while a decline in prevailing interest rates may cause the market value of fixed income securities to rise. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term fixed income securities and higher-quality securities more than lower-quality securities. Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors including government policy, inflation expectations and supply and demand. A substantial increase in interest rates may have an adverse impact on the liquidity of a security, especially those with longer maturities. Changes in government monetary policy, including changes in tax policy or changes in a central bank's implementation of specific policy goals, may have a substantial impact on interest rates. There can be no guarantee that any particular government or central bank policy will be continued, discontinued or changed nor that any such policy will have the desired effect on interest rates. The risks associated with rising interest rates may be more pronounced in the near future as interest rates rise from historically low rates.

•  Credit and high yield bond risk—The risk that an issuer may default or otherwise be unable to honor a financial obligation. Bonds with ratings of Ba1 or lower by Moody's or BB+ or lower by

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SMA Relationship Trust: More information about the Funds—Series T

S&P or Fitch, comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Advisor to be of comparable quality, may have increased risks of default (also known as lower-rated or "junk bonds"). These securities are considered to be predominantly speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-rated bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-rated) bonds.

•  US Government securities risk—Credit risk is the risk that the issuer will not make principal or interest payments when they are due. There are different types of US government securities with different relative levels of credit risk depending on the nature of the particular government support for that security. US government securities may be supported by (i) the full faith and credit of the United States; (ii) the ability of the issuer to borrow from the US Treasury; (iii) the credit of the issuing agency, instrumentality or government-sponsored entity; (iv) pools of assets (e.g., mortgage-backed securities); or (v) the United States in some other way. In some cases, there is even the risk of default. For example, for asset backed securities there is the risk those assets will decrease in value below the face value of the security. Similarly, for certain agency-issued securities there is no guarantee the US government will support the agency if it is unable to meet its obligations. Further, the US government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

•  Extension risk—When interest rates are rising, the average life of securities backed by debt obligations is extended because of slower than expected principal payments. This will lock in a below-market interest rate, increase the security's duration and reduce the value of the security.

•  Liquidity risk—The risk that the Fund may have difficulty or may not be able to sell its investments. Illiquidity may result from political, economic or issuer specific events; changes in a specific market's size or structure, including the number of participants; or overall market disruptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the Fund due to low trading volume, adverse investor perceptions and/or other market developments. In recent years, the number and capacity of dealers that make markets in fixed income securities has decreased. Consequently, the decline in dealers engaging in market making trading activities may increase liquidity risk, which can be more pronounced in periods of market turmoil. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Liquidity risk includes the risk that the Fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.

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SMA Relationship Trust: More information about the Funds—Series T

•  Market risk—The risk that the market value of the Fund's investments will fluctuate as the bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

•  Mortgage- and asset-backed securities risk—The Fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower's payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund's income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund.

•  Foreign investing risk—The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. In addition, political, diplomatic, or regional conflicts, terrorism or war, social and economic instability, and internal or external policies or economic sanctions limiting or restricting foreign investment, the movement of assets or other economic activity may affect the value and liquidity of foreign securities. Also, a decline in the value of foreign currencies relative to the US dollar will reduce the value of securities denominated in those currencies. In addition, foreign securities are sometimes less liquid and harder to sell and to value than securities of US issuers. Each of these risks is more severe for securities of issuers in emerging market countries. The risk of investing in Europe may be heightened due to the recent referendum in which the United Kingdom voted to exit the European Union ("EU"). There is a significant degree of uncertainty about how negotiations relating to the United Kingdom's withdrawal will be conducted, as well as the potential consequences and precise timeframe for "Brexit." While it is not possible to determine the precise impact these events may have on the Fund, during this period and beyond, the impact on the United Kingdom and European economies and the broader global economy could be significant, resulting in negative impacts, such as increased volatility and illiquidity, and potentially lower economic growth on markets in the United Kingdom, Europe and globally, which may adversely affect the value of the Fund's investments. In addition, if one or more countries were to exit the EU or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.

•  Emerging market risk—The risk that investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers. Further, emerging countries may have economies based on only a few industries and securities markets that trade only a small number of securities and employ settlement procedures different from those used in the United

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SMA Relationship Trust: More information about the Funds—Series T

States. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Further, investments by foreign investors are subject to a variety of restrictions in many emerging countries. Countries such as those in which the Fund may invest may experience high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment.

•  Derivatives risk—Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Fund might have been in a better position if the Fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close out the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). The Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. With respect to futures, which must be executed through a futures commission merchant ("FCM") and traded on an exchange, and certain swaps which must be executed through an FCM and cleared through a central counterparty, there is a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of a FCM with which the Fund has an open position, or the central counterparty in a swap contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty. The Fund is also subject to the risk that the FCM could use the Fund's assets to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear. Finally, the regulation of swaps and other derivatives is a rapidly changing area of law and it is not possible to predict fully the effects of current or future regulation. It is

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SMA Relationship Trust: More information about the Funds—Series T possible that developments in government regulation of various types of derivatives could affect the character, timing and amount of the Fund's taxable income or gains; may limit or prevent the Fund from using or limit the Fund's use of these instruments effectively as a part of its investment strategy; and could adversely affect the Fund's ability to achieve its investment objective. The Fund's use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund's investments and cost of doing business.

•  Leverage risk associated with financial instruments—Certain derivatives that the Fund may use may create leverage. Derivatives that involve leverage can result in losses to the Fund that exceed the amount originally invested in the derivatives.

•  Investing in other funds risks—The investment performance of the Fund is affected by the investment performance of the Underlying Funds in which the Fund invests. Through its investment in the Underlying Funds, the Fund is subject to the risks of the Underlying Funds' investments and subject to the Underlying Funds' expenses.

•  Management risk—The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results. The Advisor may be incorrect in its assessment of the value of securities or assessment of market or interest rate trends, which can result in losses to the Fund.

•  Convertible bond risk—Convertible bonds are subject to the risks of equity securities when the underlying stock price is high relative to the conversion price (because more of the security's value resides in the conversion feature) and debt instruments when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable). A convertible bond is not as sensitive to interest rate changes as a similar non-convertible debt instrument, and generally has less potential for gain or loss than the underlying equity security. The prices of equity securities fluctuate from time to time based on changes in the company's financial condition or overall market and economic conditions.

•  Securities lending risk—Securities lending involves the lending of portfolio securities owned by the Fund to qualified broker-dealers and financial institutions who provide collateral to the Fund in connection with these loans. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund also could lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

Other information

Exclusion of Advisor from commodity pool operator definition. With respect to the Fund, the Advisor has claimed an exclusion from the definition of CPO under the CEA and the rules of the CFTC and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, the Advisor is relying upon a related exclusion from the

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SMA Relationship Trust: More information about the Funds—Series T definition of CTA under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in "commodity interests." Commodity interests include commodity futures, commodity options and swaps, as further described in the Fund's SAI. Because the Advisor and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment objective, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Advisor's reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

Portfolio turnover. The Fund and Underlying Funds in which the Fund may invest may engage in frequent trading (high portfolio turnover) in order to achieve their investment objectives.

High portfolio turnover from frequent trading will increase the Fund's transaction costs (including dealer costs), which could detract from the Fund's performance. Frequent trading may also increase the portion of an Underlying Fund's capital gains that are recognized for tax purposes in any given year. This, in turn, would increase the Fund's distributions for that year. Frequent trading also may increase the portion of an Underlying Fund's realized capital gains that are considered "short-term" for tax purposes. Shareholders will pay higher taxes on distributions that represent short-term gains than they would pay on distributions that represent long-term gains. The Underlying Funds do not restrict the frequency of trading in order to limit expenses or the tax effect that the Fund's distributions may have on shareholders.

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SMA Relationship Trust

Managing your fund account

Buying shares

Shares of the Funds have no sales charge and do not pay ongoing Rule 12b-1 distribution or service fees. Shares of the Funds are used exclusively for separately managed accounts advised or sub-advised by the Advisor or its affiliates and decisions as to whether or not to invest assets of a managed account in the Funds will be made by the Advisor.

Purchases of a Fund's shares will normally be permitted only in full shares, but may be permitted in fractional shares under certain circumstances. Certificates for shares will not be issued. Each Fund reserves the right, in its sole discretion, to suspend the offering of shares or to reject any purchase order, in whole or in part, when, in its judgment, such suspension or rejection is in the best interest of such Fund and its shareholders.

Selling shares

You can sell your shares at any time by contacting your financial advisor. In addition, shares will be redeemed when you terminate your managed account.

The Funds typically expect to pay sale proceeds to redeeming shareholders within 1-3 business days following receipt of shareholder redemption order for those payments made to your account held with a financial institution; however, the Fund may take up to 7 days to pay sale proceeds. For sale proceeds that are paid directly to a shareholder by a Fund, the Fund typically expects to pay proceeds by wire, ACH, or mailing a check to redeeming shareholders within 1 business day following receipt of the shareholder redemption order; however, the Fund may take up to 7 days to pay sale proceeds.

Typically, redemptions of Fund shares will be made in cash. The Funds typically expect to meet redemption requests by using holdings of cash or cash equivalents and/or proceeds from the sale of portfolio holdings. On a less regular basis, a Fund also may draw on a bank line of credit to meet redemption requests. In addition, under stressed market conditions or a particularly large redemption, certain Funds may distribute redemption proceeds in-kind (instead of cash) to meet redemption requests, as described below.

Although not routinely used by the Funds, Series G, Series S and Series M reserve the right to pay redemptions "in kind" (i.e., payment in securities rather than cash) if the investment you are redeeming is large enough to affect the Fund's operations (for example, if it represents more than $250,000 or 1% of the Fund's assets) or in particularly stressed market conditions. In these cases, you might incur brokerage costs converting the securities to cash. The securities included in a redemption in kind may include illiquid securities that may not be immediately saleable.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, a Fund may not be able to maintain your account. If a Fund is unable to verify your identity (or that of another person(s) authorized to act on your behalf) within a reasonable period of time, the Fund and UBS AM reserve the right to close your account and/or take such other action they deem reasonable or required by law. If we decide to close your account for this reason, your fund shares will be redeemed at the net asset value per share next calculated after the account is

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SMA Relationship Trust

closed, less any applicable fees. You may recognize a gain or loss on the redemption of your Fund shares and you may incur a tax liability.

Market timers. The interests of a Fund's long-term shareholders and the Fund's ability to manage its investments may be adversely affected when the Fund's shares are repeatedly bought and sold in response to short-term market fluctuations—also known as "market timing." Market timing may cause a Fund to have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force a Fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's Fund shares. These factors may hurt a Fund's performance and its shareholders.

The Funds are used exclusively for separately managed accounts advised or sub-advised by the Advisor or its affiliates and decisions as to whether or not to invest assets of a managed account in the Funds will be made by the Advisor. Because the Funds are used only as components of "wrap" accounts, Funds may be purchased or redeemed on a frequent basis for rebalancing purposes.

The board of trustees of the Trust (the "Board") has adopted the following policies as a means to discourage, detect and prevent market timing. A Fund will reject purchase orders and exchanges into the Fund by any person, group or account that UBS AM determines to be a market timer. If UBS AM determines, in its sole discretion, that a shareholder has engaged in market timing, the shareholder will be permanently barred from making future purchases or exchanges into the Fund. Additionally, in making a determination as to whether a shareholder has engaged in market timing, the shareholder's account may be temporarily barred from making additional investments into a Fund pending a definitive determination. In addition, if a financial advisor is identified as the financial advisor of two or more accounts that have engaged in market timing, UBS AM may prohibit the financial advisor from making additional purchases of the Fund on behalf of its clients. Transactions in the Funds whether or not initiated by the Advisor for the wrap accounts are exempt from the market timing prevention procedures.

While a Fund will seek to take actions that will detect market timing, the Fund's efforts may not be completely successful in minimizing or eliminating such trading activity.

Pricing and valuation

The price at which you may buy, sell or exchange Fund shares is based on net asset value per share. Each Fund generally calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. A Fund calculates net asset value as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the Funds do not price their shares, on most national holidays and on Good Friday. To the extent that a Fund's assets are traded in other markets on days when the NYSE is not open, the value of a Fund's assets may be affected on those days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, a Fund's net asset value per share generally will still be calculated as of the close of regular trading on the NYSE. The time at which a Fund calculates its net asset value and until which purchase, sale or exchange orders are accepted may be changed as permitted by the SEC.

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SMA Relationship Trust

Your price for buying, selling or exchanging shares will be based on the net asset value that is next calculated after a Fund receives your order in good form. If you place your order on a day the NYSE is not open, your price for buying, selling or exchanging shares will be based on the net asset value that is calculated on the next day that the NYSE is open. If you place your order through a financial institution, your financial advisor is responsible for making sure that your order is promptly sent to the Fund.

Each Fund calculates its net asset value based on the current market value, where available, for its portfolio investments. The Funds normally obtain market values for their investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable investments, except with respect to obtaining the market value of Underlying Funds, which is described below. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments.

Investments traded in the OTC market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are normally valued at the last bid price on the valuation date available prior to valuation. Investments that are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value determined in good faith by or under the direction of the Board.

The Board has delegated to the Equities, Fixed Income, and Multi-Asset Valuation Committee the responsibility for making fair value determinations with respect to the Funds' portfolio holdings. The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances, as described below; investments of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Fund's portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments and when a security subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investments; and the evaluation of forces that influence the market in which the investments are purchased and sold.

Each Fund expects to price most of its portfolio investments based on current market value, as discussed previously. Investments for which market quotations are not readily available may be valued

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based on appraisals received from a pricing service using a computerized evaluation system or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the investments being valued at a price different from the price that would have been determined had the evaluation or formula method not been used. Investments also may be valued based on appraisals derived from information concerning the investments or similar investments received from recognized dealers in those holdings. If a Fund concludes that a market quotation is not readily available for a portfolio investment for any number of reasons, including the occurrence of a "significant event" (e.g., natural disaster or governmental action), after the close of trading in its principal domestic or foreign market but before the close of regular trading on the NYSE, the Fund may use fair value methods to reflect those events. This policy is intended to assure that the Fund's net asset value fairly reflects the value of its portfolio holdings as of the time of pricing. Certain Funds may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at a "fair value," that value is likely to be different from the last quoted market price for the investment. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS AM, the investment advisor of the Funds.

Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Fund could obtain the fair value assigned to an investment if it were to sell the investment at approximately the time at which the Fund determines its net asset value per share. As a result, a Fund's sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

A Fund may invest in investments that trade primarily in foreign markets that trade on weekends or other days on which the Fund does not calculate its net asset value. As a result, the Fund's net asset value may change on days when you will not be able to buy and sell your Fund shares. Certain investments in which the Funds invest are traded in markets that close before 4:00 p.m. Eastern Time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m. Eastern Time will not be reflected in the Fund's net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund's investments, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these investments as of 4:00 p.m. Eastern Time.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are

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valued at the daily closing net asset value of the respective investment company. Investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds' custodian. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services. Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

The portfolio investments of Series T may also consist of shares of the Underlying Funds. The value of each Underlying Fund will be its net asset value at the time the Fund's shares are priced. The Underlying Funds calculate their net asset values based on the current market value for their portfolio holdings. The Underlying Funds value securities and other instruments in the same manner as the Funds described previously.

Additional information about the Funds' current net asset value per share is available to investors by calling the Funds at 1-800-647 1568.

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Management

Investment advisor

UBS Asset Management (Americas) Inc. ("UBS AM" or "Advisor") is each Fund's investment advisor and administrator. The Advisor, a Delaware corporation located at 1285 Avenue of the Americas, New York, NY 10019, is an investment advisor registered with the SEC. As of December 31, 2017, the Advisor had approximately $171.2 billion in assets under management. The Advisor is an indirect asset management subsidiary of UBS Group AG and a member of the UBS Asset Management Division, which had approximately $796.3 billion in assets under management worldwide as of December 31, 2017. UBS Group AG is an internationally diversified organization headquartered in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services group of industries. The Advisor is responsible for the Funds' investment decisions. The Advisor carries out its duties, subject to the supervision of the Board, pursuant to investment advisory agreements that describe the Advisor's responsibilities.

UBS AM and the Trust have received an exemptive order from the SEC that allows the Funds, subject to shareholder approval, to operate under a manager of managers structure, whereby UBS AM, as the Funds' investment manager, can appoint and replace unaffiliated third-party sub-advisors, and enter into, amend and terminate sub-advisory agreements with such sub-advisors, each subject to Board approval but without obtaining shareholder approval. The Board and the shareholders of Series S have approved the adoption of a manager of managers structure for Series S. The use of the manager of managers structure with respect to Series S is subject to certain conditions that are set forth in the SEC exemptive order. Under the manager of managers structure, UBS AM has the ultimate responsibility, subject to oversight by the Board, to oversee the sub-advisor(s) and recommend their hiring, termination and replacement. UBS AM also, subject to the review and approval of the Board: sets Series S's overall investment strategy; evaluates, selects and recommends sub-advisors to manage all or a portion of Series S's assets; allocates and, when appropriate, reallocates Series S's assets among sub-advisors; monitors and evaluates the sub-advisors' performance; and implements procedures reasonably designed to ensure that each sub-advisor complies with Series S's investment goal, policies and restrictions. Series S will inform shareholders of the hiring of any new sub-advisor within 90 days after the hiring.

Manulife Asset Management (US) LLC ("Manulife") currently serves as the sub-advisor to Series S. Manulife, located at 197 Clarendon Street, Boston, MA 02116, is an investment advisor registered with the SEC. As of December 31, 2017, Manulife had approximately $209.5 billion in assets under management. Manulife is an indirect, wholly owned subsidiary of Manulife Financial Corporation, a publicly held, Canadian-based company, that had approximately $759.32 billion in assets under management worldwide as of December 31, 2017. Manulife is responsible for the investment decisions for Series S.

Portfolio management

Investment decisions for each Fund are made by investment management teams at the Advisor or sub-advisor(s), when applicable. Information is provided below for the portfolio managers within each investment management team that are primarily responsible for coordinating the day-to-day management of each Fund.

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Series G

Scott Wilkin is the lead portfolio manager for the Fund and Charles Burbeck is the deputy portfolio manager for the Fund. Mr. Wilkin, as the lead portfolio manager for the Fund, is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Burbeck, as the deputy portfolio manager for the Fund, assists the lead portfolio manager in the day-to-day management of the Fund's portfolio. Messrs. Wilkin and Burbeck have access to analysts who are responsible for researching, projecting cash flow and providing a basis for determining which securities are selected for the Fund's portfolio. Messrs. Wilkin and Burbeck work closely with the analysts to decide how to structure the Fund. Information about Messrs. Wilkin and Burbeck is provided below.

Scott Wilkin is Head of Global Equities and a Managing Director at UBS AM. Mr. Wilkin joined UBS AM in 2003 and previously was lead portfolio manager of Global Healthcare and UBS Healthcare Long/Short strategies. Prior to joining UBS AM, Mr. Wilkin was a managing director at SG Cowen. Mr. Wilkin also held positions in various business development, strategic planning, and market research roles in the specialty pharmaceutical and diagnostics industries. Mr. Wilkin has been a portfolio manager of the Fund since September 2016.

Charles Burbeck is a Managing Director at UBS AM. Mr. Burbeck has been at UBS AM since January 2013. Previously, Mr. Burbeck was Head of Global Equities at Barclays Investment and Wealth Management from 2011 and Head of Global Equities at HSBC Global Asset Management from 2005. Mr. Burbeck also spent 12 years comanaging integrated global equity products at Schroders. Mr. Burbeck is a regular member of the CFA

Society of the UK. Mr. Burbeck has been a portfolio manager of the Fund since 2014.

Series S

Wilfred Talbot is the lead portfolio manager for the Fund and is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Talbot provides both portfolio management and investment analysis on small cap core and value equity strategies.

Mr. Talbot is a senior managing director and senior portfolio manager at Manulife and has been with Manulife since 2013. Prior to joining Manulife, Mr. Talbot was Managing Director and Head of U.S. Small Cap Core and Value Equities with UBS AM and had been with UBS AM since 1997. Mr. Talbot was previously a portfolio manager for the Fund from its inception through 2013. Mr. Talbot has been a portfolio manager of the Fund with Manulife since May 2013.

Series M

Elbridge Gerry, Charles W. Grande, and Kevin McIntyre are the members of the investment management team primarily responsible for the day-to-day management of the Fund. The Advisor's investment professionals are organized into investment management teams. Messrs. Gerry, Grande, and McIntyre, together with input from members of the Municipal Fixed Income Team, utilize market information and proprietary research to manage the Fund. Messrs. Gerry, Grande, and McIntyre also have access to other members of the Advisor's Fixed Income Team, which includes portfolio managers and analysts across the various fixed income sectors. Messrs. Gerry, Grande, and McIntyre have ultimate responsibility for research, implementing strategies and reviewing the overall composition of the Fund to ensure its compliance with its stated

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investment objectives and strategies. Information about Messrs. Gerry, Grande, and McIntyre is provided below.

Elbridge Gerry is Head of the Municipal Fixed Income Team, Co-Head of Municipal Investments and a Managing Director at UBS Asset Management. Mr. Gerry has been a portfolio manager at the firm since 1996. Mr. Gerry has been a portfolio manager of the Fund since its inception.

Charles W. Grande is Co-Head of Municipal Investments, Head of Municipal Credit Research and a Managing Director at UBS Asset Management. Prior to joining UBS Asset Management, Mr. Grande was Sector Head of the Municipal Department for Hartford Investment Management, prior to which he was Deputy Group Head at Credit Suisse Financial Products. Mr. Grande has been a portfolio manager of the Fund since July 2017.

Kevin McIntyre is a Senior Portfolio Manager on the Municipal Fixed Income Team and an Executive Director at UBS Asset Management. Mr. McIntyre was previously Head of the Municipal Trading team and assisted in the management of municipal money market portfolios. Prior to joining UBS Asset Management, Mr. McIntyre was director of trading operations at Prime Capital Services where he oversaw equity and fixed income trading. Mr. McIntyre has been a portfolio manager of the Fund since 2015.

Series T

Craig G. Ellinger and David Vignolo are the members of the investment management team and are jointly and primarily responsible for the day-to-day management of the Fund's portfolio. Messrs. Ellinger and Vignolo have access to a globally integrated team of credit analysts and other members of the

Fixed Income investment management team who may contribute to research, security selection and portfolio construction. Messrs. Ellinger and Vignolo are responsible for the overall portfolio and for reviewing the overall composition of the portfolio to ensure its compliance with the Fund's stated investment objectives and strategies. Information about the portfolio management team is provided below.

Craig G. Ellinger is Head of Fixed Income, North America and a Managing Director at UBS Asset Management. Mr. Ellinger has been an investment professional with UBS AM since 2000 and a portfolio manager of the Fund since 2012.

David Vignolo is Head of the US Corporate strategy team and an Executive Director at UBS Asset Management. Prior to joining UBS Asset Management, Mr. Vignolo was Head of Corporate Strategy at Deutsche Asset Management/DB Advisors, prior to which he was a portfolio manager and senior corporate bond trader at Invesco. Mr. Vignolo has been a portfolio manager of the Fund since April 2018.

The SAI for each Fund provides information about the Funds' portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of Fund shares.

Advisory fees

The Funds do not pay fees for advisory or administrative services. UBS AM (not Series S) pays Manulife fees for sub-advisory services provided to Series S.

A discussion regarding the basis for the Board's approval of the Funds' investment advisory agree-

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ments is available in the Funds' most recent semiannual report to shareholders for the period ended June 30. A discussion regarding the basis for the Board's approval of the Series S sub-advisory agreement between UBS AM and Manulife is available in the Fund's semiannual report to shareholders for the period ended June 30.

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Disclosure of portfolio holdings

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web Site at www.sec.gov. Each Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 202-551 8090. Additionally, you may obtain copies of Forms N-Q from a Fund upon request by calling 1-800-647 1568. Each Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is filed with the SEC on Form N-CSR and appears in the semiannual and annual reports, respectively, sent to shareholders. You may obtain copies of the semiannual and annual reports for each Fund upon request by calling 1-800-647 1568. Please consult each Fund's SAI for a description of the policies and procedures that govern disclosure of the Funds' portfolio holdings.

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Dividends and taxes

Dividends and distributions. Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Series G and Series S expect to declare and distribute all of their net investment income, if any, to shareholders as dividends annually. Series M and Series T expect to declare and distribute all of their net investment income, if any, to shareholders as dividends monthly. Each Fund declares and distributes net realized capital gains, if any, annually, usually in December. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution. Each Fund's dividends and capital gain distributions will be paid only in cash.

Annual statements. Each year, the Funds will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Your statement will show any exempt-interest dividends you received and the separately-identified portion that constitutes an item of tax preference for purposes of the alternative minimum tax (tax-exempt AMT interest). Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statement, the Funds make every effort to reduce the number of corrected forms mailed to you. However, if a Fund finds it necessary to reclassify its distributions or adjust the cost basis of any covered shares (defined below) sold or exchanged after you receive your tax statement, the Fund will send you a corrected Form 1099.

Avoid "buying a dividend." At the time you purchase your Fund shares, a Fund's net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in a Fund just before it declares an income dividend or capital gains distribution is sometimes known as "buying a dividend."

Taxes
Series G, Series S and Series T

Tax consequences. Series G and Series S expect, based on each Fund's investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. Series T expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income. For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends reported by a Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. However, because the income of Series T primarily is derived from investments earning interest rather than dividend income, generally none or only a small portion of the income dividends paid to you by the Fund is anticipated to be qualified dividend income

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eligible for taxation by individuals at long-term capital gain tax rates.

Series M Tax consequences. Fund dividends will consist primarily of exempt-interest dividends from interest earned on municipal securities. In general, exempt-interest dividends are exempt from federal income tax. Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are exempt from that state's personal income tax. Most states, however, do not grant tax-free treatment to interest from municipal securities of other states.

Because of these tax exemptions, the Fund may not be a suitable investment for retirement plans and other tax-exempt investors. Corporate investors should note that these dividends may be fully taxable in states that impose corporate income and/or franchise taxes, and they should consult with their tax advisors about the taxability of this income before investing in the Fund.

Exempt-interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits. The Fund may invest a portion of its assets in private activity bonds. The income from these bonds is a tax preference item when determining your federal alternative minimum tax, unless such bonds were issued in 2009 or 2010. (Under 2017 legislation commonly known as the Tax Cuts and Jobs Act, corporations are no longer subject to the alternative minimum tax for taxable years of the corporation beginning after December 31, 2017.)

While the Fund endeavors to purchase only bona fide tax-exempt securities, there are risks that: (a) a security issued as tax-exempt may be reclassified by the Internal Revenue Service or a state tax authority as taxable and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and therefore, the value of the Fund's shares, to decline.

The Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. The Fund may also distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from such income are taxable to you as ordinary income and generally will not be treated as qualified dividend income eligible for taxation by individuals at reduced rates.

The Fund may realize net long-term capital gains from the sale of its portfolio securities. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares.

All series

Derivatives. Compared to other types of investments, derivatives may be less tax efficient. For example, the use of derivatives by a Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gains. Changes in government regulation of derivative instruments could affect the character, timing and amount of a Fund's taxable income or gains, and may limit or prevent the Fund from using certain

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types of derivative instruments as a part of its investment strategy. A Fund's use of derivatives also may be limited by the requirements for taxation of the Fund as a regulated investment company.

Sale or redemption of Fund shares. If you are a taxable investor, when you sell or redeem your shares in a Fund, you may realize a capital gain or loss. Each Fund is required to report to you and the IRS annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also the cost basis of Fund shares you sell or redeem that were purchased or acquired on or after January 1, 2012 ("covered shares"). Cost basis will be calculated using the Funds' default method of average cost, unless you instruct a Fund to use a different calculation method. Shareholders should carefully review the cost basis information provided by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Their default method for cost basis reporting may be different than the Fund's default method. Tax-advantaged retirement accounts will not be affected.

Medicare tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of US individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust)

exceeds a threshold amount. Net investment income does not include exempt-interest dividends. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Backup withholding. By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.

State and local taxes. Distributions of ordinary income, capital gain, and gain from the sale or exchange of your Fund shares generally are subject to state and local taxes.

Non-US investors. Non-US investors may be subject to US withholding tax at a 30% or lower treaty rate and US estate tax and are subject to special US tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from US withholding tax are provided for certain capital gain dividends paid by a Fund from net long-term capital gains, if any, exempt-interest dividends, interest-related dividends paid by a Fund from its qualified net interest income from US sources and short-term capital gain dividends, if such amounts are reported by a Fund. However, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a US person.

Other reporting and withholding requirements. Under the Foreign Account Tax

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Compliance Act ("FATCA"), a Fund will be required to withhold a 30% tax on the following payments or distributions made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the US Department of the Treasury of US-owned foreign investment accounts: (a) income dividends and (b) after December 31, 2018, certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares. A Fund may disclose the information that it receives from its shareholders to the Internal Revenue Service, non-US taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

This discussion of "Dividends and taxes" is not intended or written to be used as tax advice. Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.

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Financial highlights

The following financial highlights tables are intended to help you understand a Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. In the tables, "total investment return" represents the rate that an investor would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions).

The information for each of the fiscal years in the financial highlights has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Funds' financial statements, is included in the Funds' Annual Report to Shareholders. The Annual Report may be obtained without charge by calling 1-800-647 1568.

The audited financial statements and financial highlights of the Funds for the fiscal year ended December 31, 2017 from the Funds' Annual Report to Shareholders are incorporated by reference into each Fund's SAI.

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SMA Relationship Trust: Series G

Financial highlights (continued)

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Year ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$8.23	$8.32	$8.93	$10.19	$8.76
Income (loss) from investment operations:
Net investment income[1]	0.25	0.22	0.20	0.21	0.19
Net realized and unrealized gain (loss)	2.20	(0.01)[3]	(0.73)	(1.29)	1.53
Net increase from payment by Advisor	0.00[4]	—	—	—	—
Total income (loss) from investment operations	2.45	0.21	(0.53)	(1.08)	1.72
Dividends/distributions:
From net investment income	(0.29)	(0.30)	(0.08)	(0.18)	(0.29)
Net asset value, end of year	$10.39	$8.23	$8.32	$8.93	$10.19
Total investment return[2]	30.02%[5]	2.40%	(5.94)%	(10.60)%	19.74%
Ratios to average net assets:
Net investment income	2.62%	2.66%	2.26%	2.10%	2.00%
Supplemental data:
Net assets, end of year (000's)	$143,669	$150,487	$143,121	$78,554	$93,989
Portfolio turnover rate	45%	67%	52%	146%	100%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  In addition to net realized and unrealized losses on investments as set forth in the Statement of operations, this amount includes a decrease in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the Fund's investments.

4  Amount represents less than $0.005 per share.

5  During the period ended December 31, 2017, the Advisor reimbursed the Fund $11,384 for a trading error, it had no impact on the Fund's total return.

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SMA Relationship Trust: Series S

Financial highlights (continued)

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Year ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$11.88	$10.09	$11.51	$13.35	$10.07
Income (loss) from investment operations:
Net investment income[1]	0.18	0.19	0.16	0.14	0.13
Net realized and unrealized gain (loss)	1.96	2.66	(0.01)[3]	(0.20)	3.40
Total income (loss) from investment operations	2.14	2.85	0.15	(0.06)	3.53
Dividends/distributions:
From net investment income	(0.23)	(0.19)	(0.20)	(0.15)	(0.14)
From net realized gains	(1.97)	(0.87)	(1.37)	(1.63)	(0.11)
Total dividends/distributions	(2.20)	(1.06)	(1.57)	(1.78)	(0.25)
Net asset value, end of year	$11.82	$11.88	$10.09	$11.51	$13.35
Total investment return[2]	17.81%	28.24%	1.41%	(0.35)%	35.07%
Ratios to average net assets:
Net investment income	1.40%	1.71%	1.37%	1.07%	1.10%
Supplemental data:
Net assets, end of year (000's)	$44,808	$57,337	$54,458	$58,733	$74,481
Portfolio turnover rate	50%	62%	145%	58%	54%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  In addition to net realized and unrealized losses on investments as set forth in the Statement of operations, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the Fund's investments.

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SMA Relationship Trust: Series M

Financial highlights (continued)

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Year ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$11.01	$11.23	$11.05	$10.59	$10.97
Income (loss) from investment operations:
Net investment income[1]	0.28	0.30	0.32	0.31	0.27
Net realized and unrealized gain (loss)	0.21	(0.22)	0.18	0.47	(0.39)
Total income (loss) from investment operations	0.49	0.08	0.50	0.78	(0.12)
Dividends/distributions:
From net investment income	(0.28)	(0.30)	(0.32)	(0.32)	(0.26)
Net asset value, end of year	$11.22	$11.01	$11.23	$11.05	$10.59
Total investment return[2]	4.52%	0.68%	4.61%	7.40%	(1.05)%
Ratios to average net assets:
Net investment income (loss)	2.52%	2.62%	2.90%	2.87%	2.49%
Supplemental data:
Net assets, end of year (000's)	$231,240	$243,791	$237,035	$212,173	$206,770
Portfolio turnover rate[3]	40%	76%	68%	80%	91%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends/distributions or the redemption of Fund shares.

3  Effective with the period ended December 31, 2017, calculation of the portfolio turnover rate excludes transactions involving variable-rate demand notes,which are considered short-term instruments due to the ability to demand immediate repayment.

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SMA Relationship Trust: Series T

Financial highlights (concluded)

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Year ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$4.60	$4.58	$4.72	$4.52	$4.68
Income (loss) from investment operations:
Net investment income[1]	0.15	0.12	0.11	0.11	0.04
Net realized and unrealized gain (loss)	0.12	0.05	(0.10)	0.22	(0.05)
Total income (loss) from investment operations	0.27	0.17	0.01	0.33	(0.01)
Dividends/distributions:
From net investment income	(0.20)	(0.15)	(0.15)	(0.13)	(0.15)
Net asset value, end of year	$4.67	$4.60	$4.58	$4.72	$4.52
Total investment return[2]	5.95%	3.69%	0.19%	7.47%	(0.32)%
Ratios to average net assets:
Net investment income	3.25%	2.56%	2.30%	2.29%	0.79%
Supplemental data:
Net assets, end of year (000's)	$74,945	$95,163	$107,494	$109,906	$100,992
Portfolio turnover rate	488%	996%	957%	788%	505%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

72

SMA Relationship Trust

Funds' privacy notice

This notice describes the privacy policy of the UBS Family of Funds, the PACE Funds and all closed-end funds managed by UBS Asset Management (collectively, the "Funds"). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information, which is obtained from applications and other forms or correspondence submitted to the Funds, may include name(s), address, e-mail address, telephone number, date of birth, social security number or other tax identification number, bank account information, information about your transactions and experiences with the Funds, and any affiliation a client has with UBS Financial Services Inc. or its affiliates ("Personal Information").

The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information and to follow established procedures. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information and to comply with applicable laws and regulations.

The Funds may share Personal Information with their affiliates to facilitate the servicing of accounts and for other business purposes, or as otherwise required or permitted by applicable law. The Funds may also share Personal Information with non-affiliated third parties that perform services for the Funds, such as vendors that provide data or transaction processing, computer software maintenance and development, and other administrative services. When the Funds share Personal Information with a non-affiliated third party, they will do so pursuant to a contract that includes provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. In addition to sharing information with non-affiliated third parties to facilitate the servicing of accounts and for other business purposes, the Funds may disclose Personal Information to non-affiliated third parties as otherwise required or permitted by applicable law. For example, the Funds may disclose Personal Information to credit bureaus or regulatory authorities to facilitate or comply with investigations; to protect against or prevent actual or potential fraud, unauthorized transactions, claims or other liabilities; or to respond to judicial or legal process, such as subpoena requests.

Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them (or affirmatively approve the use of Personal Information, if required by applicable law). The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647 1568 with any questions or concerns regarding your Personal Information or this privacy notice.

73

SMA Relationship Trust

UBS Asset Management, Americas Region

Business continuity planning overview

UBS Asset Management affiliates UBS Asset Management (US) and UBS Asset Management (Americas) protect information assets, processes, and customer data from unpredictable events through preparation and testing of a comprehensive business continuity capability. This capability seeks recovery of the technology infrastructure and information, and prevention of the loss of company or customer information and transactions. In the event of a crisis scenario, we will recover those functions deemed to be critical to our business and our clients, and strive to resume processing within predefined time frames following a disaster declaration (typically 4-6 hours). Business continuity processes provide us the ability to continue critical business functions regardless of the type, scope, or duration of a localized event. However, these processes are dependent upon various external resources beyond our control, such as regional telecommunications, transportation networks, and other public utilities.

Essential elements of the business continuity plan include:

•  Crisis communication procedures—Action plans for coordinating essential communications for crisis management leaders, employees, and key business partners

•  Information technology backup and recovery procedures—Comprehensive technology and data management plans designed to protect the integrity and quick recovery of essential technology infrastructure and data

•  Disaster recovery site—Alternative dedicated workspace, technology infrastructure, and systems support that is designed to be fully operational within 2-4 hours of a disaster declaration

•  Testing regimen—The business continuity plan is reviewed on a quarterly basis and tested on an annual basis, including full activation of the disaster recovery facility. In addition, all IT application recovery plans are updated and tested annually.

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If you want more information about the Funds, the following documents are available free upon request:

Annual/semiannual reports:

Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

Statement of Additional Information (SAI):

The SAI for each Fund provides more detailed information about the Fund and is incorporated by reference into this prospectus (which means it is legally part of this prospectus).

You may discuss your questions about the Funds by contacting your financial advisor. You may obtain free copies of the Funds' SAIs, annual and semiannual reports by contacting the Fund directly at 1-800-647 1568.

You may review and copy information about the Funds, including the shareholder reports and the SAIs, at the Public Reference Room of the U.S. Securities and Exchange Commission (SEC) in Washington, D.C. You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at 1-202-551 8090. You can get text-only copies of information about the Funds:

•  For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-1520; or

•  Free, from the EDGAR Database on the SEC's Internet Web Site at http://www.sec.gov.

The Funds do not make their annual reports, semiannual reports or SAIs available through a Web Site because the Funds are used exclusively as a component of wrap accounts advised or subadvised by the Advisor or its affiliates.

©UBS 2018 All rights reserved.
Investment Company Act File No. 811-21328
UBS Asset Management (Americas) Inc.
Item No. S978

SMA Relationship Trust

Prospectus  | April 30, 2018

Includes:

• Series G

• Series S

• Series M

• Series T

Series G  (SRTGX)

Series S  (SRTSX)

Series M  (SRTMX)

Series T  (SRTTX)

Statement of Additional Information | April 30, 2018

One North Wacker Drive
Chicago, Illinois 60606

Series G, Series S, Series M and Series T (each a "Fund" and, collectively, the "Funds") are each a series of SMA Relationship TrustSM (the "Trust").

UBS Asset Management (Americas) Inc. ("UBS AM" or "Advisor"), an indirect asset management subsidiary of UBS Group AG, serves as the investment advisor and administrator for the Funds. Manulife Asset Management (US) LLC ("Manulife") serves as the sub-advisor to Series S. UBS Asset Management (US) Inc. ("UBS AM (US)"), an indirect, wholly owned subsidiary of UBS Group AG, serves as the principal underwriter of the Funds.

Portions of the annual report to shareholders of the Funds are incorporated by reference into this Statement of Additional Information ("SAI"). You may obtain additional copies of the Funds' Annual Report without charge by calling toll-free 1-800-647 1568.

This SAI is not a prospectus and should be read only in conjunction with the Funds' current Prospectus, dated April 30, 2018. A copy of the Prospectus may be obtained by calling toll-free 1-800-647 1568. The Prospectus contains more complete information about the Funds. You should read it carefully before investing. This SAI is dated April 30, 2018.

SMA Relationship TrustSM and SMA*RT Shares are service marks of UBS Group AG.

The Funds and their investment policies

Series G, Series S and Series T are "diversified" as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act"). Series M is classified as "non-diversified" for purposes of the 1940 Act, which means that the Fund is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer. To the extent that a non-diversified Fund makes investments in excess of 5% of its total assets in the securities of a particular issuer, its exposure to the risks associated with that issuer is increased. Because a non-diversified Fund may invest in a limited number of issuers, the performance of particular securities may adversely affect the performance of the Fund or subject the Fund to greater price volatility than that experienced by diversified investment companies. The Trust is an open-end management investment company that was organized as a Delaware statutory trust under Delaware law on December 3, 2002.

Each Fund's investment objective may not be changed without shareholder approval. Except where noted, the other investment policies of the Funds may be changed by the board of trustees of the Trust (the "Board") without shareholder approval. There are no assurances that the Funds will achieve their investment objectives.

Series G's investment objective is to provide long-term capital appreciation. Series G seeks to achieve its investment objective by investing primarily in equity securities of issuers that are economically tied to a number of developed market countries throughout the world, excluding the United States.

Series S's investment objective is to maximize total return, consisting of capital appreciation and current income, while controlling risk. Series S seeks to achieve its investment objective by investing primarily in equity securities of US small capitalization companies.

Series M's investment objective is to achieve total return consisting of capital appreciation and current income exempt from federal income tax. Series M seeks to invest substantially all of its net assets in municipal bonds. Under normal circumstances, Series M invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in securities that pay income exempt from federal income tax.

Series M normally invests at least 65% of its total assets in investment grade municipal bonds. Series M may invest up to 10% of its total assets in municipal bonds that are not investment grade. Series M may not invest more than 10% of its total assets in inverse floaters and may not invest more than 5% of its total assets in uninsured "non-appropriation" municipal lease obligations. There is no percentage limitation on Series M's ability to invest in other municipal lease obligations. Series M may also invest in Treasury securities. Series M may (but is not required to) use interest rate futures contracts, treasury futures and other derivatives to help manage its portfolio duration. Series M may purchase securities on a when-issued or delayed delivery basis.

Series T's investment objective is to maximize total return, consisting of income and capital appreciation. Series T seeks to achieve its investment objective by investing in securities and financial instruments to gain exposure to certain sectors of the fixed income market.

Series T may invest directly in securities of a particular market and/or indirectly in securities of a particular market by investing in shares of open-end investment companies advised by the Advisor (the "Underlying Funds"). For purposes of the discussions below, reference to a "Fund" or the "Funds" includes the Funds and any Underlying Fund in which Series T may invest, unless stated otherwise.

The Funds' investments and related risks

Cash and cash equivalents. Each Fund may invest a portion of its assets in short-term debt securities (including repurchase agreements and reverse repurchase agreements) of corporations, governments and their agencies and instrumentalities and banks and finance companies, which may be denominated in any currency (except Series M, which may only invest in US issuers). Each Fund may also invest a portion of its assets in shares issued by money market mutual funds.

The short-term debt securities in which the Funds (except Series M unless otherwise noted in its Prospectus or this SAI) may invest include demand notes, bank instruments, commercial paper and floating rate instruments. Demand notes are securities issued with a maturity date but callable for repayment by the lender or the borrower at a predetermined interval. Bank instruments in which a Fund may invest include bank loan participations, bank holding company commercial paper, deposits, bank notes and other bank related securities. Bank loan participations are loans sold by lending banks to investors. Bank holding company commercial paper is a form of short-term promissory note that is a direct obligation of a bank holding company. Deposits are obligations of a bank or its branches. Corporate commercial paper is a form of short-term promissory note issued by corporations primarily to finance short-term credit needs. Rates vary according to the credit standing of the issuers and money market conditions. Floating rate instruments are obligations with various final maturities and interest rates that are tied to other assorted market indices. Each Fund will not invest more than 15% of the value of its net assets in floating or variable rate demand obligations as to which it cannot exercise the demand feature on not more than seven days' notice if there is no secondary market available for these obligations, and in other securities that are not readily marketable.

When market or other conditions warrant, each Fund (except Series M) may make substantial temporary defensive investments in cash equivalents up to a maximum of 100% of its net assets. Cash equivalent holdings may be in any currency (although such holdings may not constitute "cash or cash equivalents" for tax diversification purposes under the Internal Revenue Code of 1986, as amended (the "Code")). When the Advisor believes that market or other conditions warrant a defensive posture and that there are not enough suitable municipal bonds available, Series M may temporarily and without percentage limitation hold cash and invest in money market instruments that pay taxable interest, including repurchase agreements. If Series M holds cash, the cash would not earn income and would reduce the Fund's yield. When a Fund invests for defensive purposes, it may affect the attainment of its investment objective.

Pursuant to the rules and regulations under the 1940 Act and any exemptive orders issued thereunder, each Fund may invest cash: (i) held for temporary defensive purposes; (ii) not invested pending investment in securities; (iii) that is set aside to cover an obligation or commitment of a Fund to purchase securities or other assets at a later date; and (iv) to be invested on a strategic management basis in one or more money market funds or other pooled investment vehicles.

Borrowing. The Funds may borrow money for temporary emergency or extraordinary purposes or to facilitate redemptions. A Fund will not borrow money in excess of 33 1/3% of the value of its total assets (including amounts borrowed, but reduced by any liabilities not constituting senior securities). Any borrowing will be done from a bank with the required asset coverage of at least 300%. In the event that such asset coverage shall at any time fall below 300%, a Fund shall, within three days thereafter (not including Sundays or holidays), or such longer period as the U.S. Securities and Exchange Commission ("SEC") may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%.

Segregation of assets. Financial instruments that involve a Fund's obligation to make future payments to third parties will not be viewed as creating any senior security provided that the Fund covers its obligations as described below. Those financial instruments can include, among others, (i) reverse repurchase agreements, (ii) when-issued and delayed delivery securities, (iii) dollar rolls, (iv) to-be-announced securities, (v) securities sold short, (vi) swaps, (vii) futures contracts, (viii) written options, (ix) forward currency contracts, and (x) non-deliverable forwards.

A Fund will consider its obligations involving such a financial instrument as "covered" when the Fund (1) maintains an offsetting financial position, or (2) segregates liquid assets (which include, but are not limited to, cash, cash equivalents, equities and debt instruments of any grade) equal to the Fund's exposures relating to the financial instrument, as determined on a daily basis. Dedicated Fund compliance policies and procedures, which the Board has approved, govern the kinds of transactions that can be deemed to be offsetting positions for purposes of (1) above, and the amounts of assets that need to be segregated for purposes of (2) above (segregated assets procedures). Any assets designated as segregated by a Fund, either physically or "earmarked" as segregated, for purposes of (2) above shall be liquid, unencumbered and marked-to-market daily (any such assets designated as segregated, either physically or "earmarked" as segregated, are referred to in this SAI as "Segregated Assets"), and such Segregated Assets shall be maintained in accordance with pertinent positions of the SEC.

The SEC has recently proposed a new rule which, if adopted, would replace current SEC and staff guidance with respect to asset segregation requirements for derivatives and other instruments such as reverse repurchase agreements, short sales, firm or standby commitment agreements and similar agreements. While it is not possible to fully predict the effects of the proposed regulation, the Advisor will continue to monitor developments as they apply to the Funds.

A Fund's segregated assets procedures may require the Fund to sell a portfolio security or exit a transaction, including a transaction in a financial instrument, at a disadvantageous time or price in order for the Fund to be able to segregate the required amount of assets. If Segregated Assets decline in value, a Fund will need to segregate additional assets or reduce its position in the financial instruments. In addition, Segregated Assets may not be available to satisfy redemptions or for other purposes, until a Fund's obligations under the financial instruments have been satisfied. In addition, a Fund's ability to use the financial instruments identified above may under some circumstances depend on the nature of the instrument and amount of assets that the segregated assets procedures require the Fund to segregate. The segregated assets procedures provide that for futures and forward contracts that require only cash settlement, and swap agreements that call for periodic netting between a Fund and its counterparty, the segregated amount is the net amount due under the contract, as determined daily on a mark-to-market basis. For other kinds of futures, forwards and swaps, a Fund must segregate a larger amount of assets to cover its obligations, which essentially limits the Fund's ability to use these instruments. If the SEC staff changes its positions concerning the segregation of the net amount due under certain forwards, futures and swap contracts, the ability of a Fund to use the financial instruments could be negatively affected.

Repurchase agreements. The Funds (except Series M) may enter into repurchase agreements with banks or broker-dealers. Series M does not intend to enter into repurchase agreements, except as a temporary measure and under unusual circumstances, because repurchase agreements generate taxable income. Series M is, however, authorized to enter into repurchase agreements with US banks and dealers with respect to any obligation issued or guaranteed by the US government, its agencies or instrumentalities, and also with respect to commercial paper, bank certificates of deposit and bankers' acceptances.

When a Fund enters into a repurchase agreement, it purchases securities from a bank or broker-dealer that simultaneously agrees to repurchase the securities at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. As a result, a repurchase agreement provides a fixed rate of return insulated from market fluctuations during the term of the agreement. The term of a repurchase agreement generally is short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund. In accordance with the 1940 Act, repurchase agreements will be fully collateralized and the collateral will be marked-to-market daily. A Fund may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreement, together with any other illiquid securities held by the Fund, would exceed 15% of the value of the net assets of the Fund.

Repurchase agreements are securities for purposes of the tax diversification requirements that must be met for pass-through treatment under the Code. Accordingly, each Fund will limit the value of its repurchase agreements on each of the quarterly testing dates to ensure compliance with Subchapter M of the Code.

Reverse repurchase agreements. Reverse repurchase agreements involve sales of portfolio securities of a Fund to member banks of the Federal Reserve System or securities dealers believed creditworthy, concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price that is generally equal to the original sales price plus interest. A Fund retains record ownership and the right to receive interest and principal payments on the portfolio securities involved. In connection with each reverse repurchase transaction, the Fund's custodian will maintain Segregated Assets in an amount equal to the repurchase price (inclusive of interest charges). The cover amount for a reverse repurchase agreement that lacks a specified repurchase price is an amount equal to the value of the proceeds received on any sale subject to repurchase plus accrued interest beginning on the date the Fund enters into the reverse repurchase agreement.

A reverse repurchase agreement involves the risk that the market value of the securities retained by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements are considered borrowings by the Funds and as such, are subject to the same investment limitations.

Loans of portfolio securities. The Funds (except Series S) may lend portfolio securities to qualified broker-dealers and financial institutions pursuant to agreements, provided the following conditions are satisfied: (1) the loan is secured continuously by collateral marked-to-market daily as described below; (2) a Fund may call the loan at any time and receive the securities loaned; (3) a Fund will receive any interest, dividends or other distributions paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the market value of a Fund's total assets. However, as a non-fundamental policy, a Fund may not enter into a securities loan if, after giving effect thereto, portfolio securities having a value in excess of 30% of the market value of the Fund's total assets would be subject to securities loans.

When loaning portfolio securities, a Fund will initially require the borrower to provide the Fund with collateral in an amount at least equal to 102% of the market value of the loaned securities with respect to domestic securities or 105% of the market value of the loaned securities with respect to foreign securities provided that loans of "Government Securities" as defined in the 1940 Act may be collateralized at 100%. Thereafter, collateral will generally be maintained in an amount at least equal to 102% of the value of the securities loaned with respect to domestic securities, 105% of the value of the securities loaned with respect to foreign securities or 100% of the value of the securities loaned with respect to "Government Securities." Occasionally, for certain securities, the market value of the collateral may fall below the collateral amount stated above by a de minimis amount for a period of time. However, at no time will the market value of the collateral fall below the market value of the loaned securities with respect to domestic securities or 102% of the value of the loaned securities with respect to foreign securities.

Collateral may consist of cash or "Government Securities" as defined in the 1940 Act. Pursuant to rules and regulations under the 1940 Act, under normal conditions, the Funds invest cash collateral from securities lending activities into a money market fund which operates in compliance with the provisions of Rule 2a-7 under the 1940 Act. In addition, cash collateral may be invested in repurchase agreements.

In the case that voting or consent rights that accompany a loaned security pass to the borrower, a Fund will recall the loaned security to permit the exercise of such rights if the matter involved would have a material effect on the Fund's investment in the security.

Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral, which may result in a loss of money by a Fund or a delay in recovering the loaned securities. In addition, in the event of bankruptcy of the borrower, a Fund could experience delays in recovering the loaned securities or only recover cash or a security of equivalent value. Therefore, a Fund will only enter into portfolio loans after a review of all pertinent factors by the Advisor under the supervision of the Board, including the creditworthiness of the borrower and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Advisor.

Non-publicly traded securities, private placements and restricted securities. The Funds may invest in securities that are neither listed on a stock exchange nor traded over-the-counter ("OTC"), including privately placed securities and limited partnerships. Investing in unregistered or unlisted securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund, or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, a Fund may be required to bear the expense of registration. Investments by the Funds in non-publicly traded securities, private placements and restricted securities will be limited to each Fund's prohibition on investing more than 15% of its net assets in illiquid securities.

Regulation S Securities. The Funds (except Series M) may invest in the securities of US and non-US issuers that are issued through private offerings without registration with the SEC pursuant to Regulation S ("Regulation S Securities") under the Securities Act of 1933, as amended (the "1933 Act"). Offerings of Regulation S Securities may be conducted outside of the United States. Because Regulation S Securities are subject to legal or contractual restrictions on resale, Regulation S Securities may be considered illiquid. If a Regulation S Security is determined to be illiquid, the investment will be included with a Fund's 15% of net assets limitation on investment in illiquid securities. Furthermore, because Regulation S Securities are generally less liquid than registered securities, a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although Regulation S Securities may be resold in privately negotiated transactions, the price realized from these sales could be less than those originally paid by a Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Accordingly, Regulation S Securities may involve a high degree of business and financial risk and may result in substantial losses.

Illiquid securities. The term "illiquid securities" includes securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities and includes, among other securities, OTC options purchased and repurchase agreements maturing in more than seven days other than those the Advisor has determined are liquid pursuant to guidelines established by the Board. A Fund may not be able to readily liquidate its investments in illiquid securities and may have to sell other investments if necessary to raise cash to meet its obligations. The lack of a liquid secondary market for illiquid securities may make it more difficult for a Fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value. The Advisor monitors the liquidity of securities in the Funds' portfolios and reports periodically on liquidity decisions to the Board. Each Fund may invest up to 15% of its net assets in illiquid securities.

In making determinations as to the liquidity of municipal lease obligations for Series M, the Advisor will distinguish between direct investments in municipal lease obligations (or participations therein) and investments in securities that may be supported by municipal lease obligations or certificates of participation therein. Because these municipal lease obligation-backed securities are based on a well-established means of securitization, the Advisor does not believe that investing in such securities presents the same liquidity issues as direct investments in municipal lease obligations.

Rule 144A. The Funds may invest in securities that are exempt under Rule 144A from the registration requirements of the 1933 Act. Those securities purchased under Rule 144A are traded among qualified institutional buyers.

The Board has instructed the Advisor to consider the following factors in determining the liquidity of a security purchased under Rule 144A: (i) the security can be sold within seven days at approximately the same amount at which it is valued by the Fund; (ii) there is reasonable assurance that the security will remain marketable throughout the period it is expected to be held by the Fund, taking into account the actual frequency of trades and quotations for the security (expected frequency in the case of initial offerings); (iii) at least two dealers make a market in the security; (iv) there are at least three sources from which a price for the security is readily available; (v) settlement is made in a "regular way" for the type of security at issue; (vi) for Rule 144A securities that are also exempt from registration under Section 3(c)(7) of the 1940 Act, there is a sufficient market of "qualified purchasers" (as defined in the 1940 Act) to assure that it will remain marketable throughout the period it is expected to be held by the Fund; (vii) the issuer is a reporting company under the Securities Exchange Act of 1934, as amended (the "1934 Act"); and (viii) the security is not in the same class as, or convertible into, any listed security of the issuer. Although having delegated the day-to-day functions, the Board will continue to monitor and periodically review the Advisor's selection of Rule 144A securities, as well as the Advisor's determinations as to their liquidity. Investing in securities under Rule 144A could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. After the purchase of a security under Rule 144A, however, the Board and the Advisor will continue to monitor the liquidity of that security to ensure that each Fund has no more than 15% of its net assets in illiquid securities.

The Funds will limit investments in securities of issuers that the Funds are restricted from selling to the public without registration under the 1933 Act to no more than 15% of a Fund's net assets, excluding restricted securities eligible for resale pursuant to Rule 144A that have been determined to be liquid pursuant to a policy and procedures adopted by the Board, which include continuing oversight by the Board.

If the Advisor determines that a security purchased in reliance on Rule 144A that was previously determined to be liquid, is no longer liquid and, as a result, a Fund's holdings of illiquid securities exceed the Fund's 15% limit on investment in such securities, the Advisor will determine what action shall be taken to ensure that the Fund continues to adhere to such limitation, including disposing of illiquid assets, which may include such Rule 144A securities.

Investment company securities and investments in affiliated investment companies. Subject to the provisions of any rules and regulations under the 1940 Act or exemptive orders issued thereunder, securities of other investment companies may be acquired by each Fund to the extent that such purchases are consistent with that Fund's investment objectives and restrictions and are permitted under the 1940 Act. The 1940 Act requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of the Fund's total assets will be invested in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. Certain exceptions to these limitations may apply. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. With respect to the Underlying Funds, however, a Fund does not pay advisory fees in connection with its investment in the Underlying Funds, but does bear the expenses associated with such investments. These expenses would be in addition to the expenses that a Fund would bear in connection with its own operations.

The Funds may invest in securities issued by other registered investment companies advised by the Advisor, including the Underlying Funds, which are portfolios of the UBS Relationship Funds, beyond the above percentage maximums pursuant to rules promulgated by the SEC and/or exemptive relief granted by the SEC to the extent that the Advisor determines that such investments are a more efficient means for a Fund to gain exposure to certain asset classes than by the Fund investing directly in individual securities. A Fund may only invest in the Underlying Funds or other affiliated investment companies to the extent that the asset class exposure in such portfolios is consistent with the permissible asset class exposure for the Fund, had the Fund invested directly in securities, and the portfolios of such investment companies are subject to similar risks and limitations as the Fund.

Exchange-traded funds ("ETFs"). Subject to the limitations on investments in investment company securities and its own investment objective, each Fund (except Series M) may invest in securities of ETFs that attempt to track or replicate the performance of a US or foreign market index. The Funds may invest in ETFs that are currently operational and that may be developed in the future. ETFs usually trade on stock exchanges and generally bear certain operational expenses. To the extent a Fund invests in securities of ETFs, the Fund must bear these expenses in addition to the expenses of its own operation.

Investments in ETFs are subject to a variety of risks, including all of the risks of a direct investment in the underlying securities that the ETF holds. For example, the general level of stock prices may decline, thereby adversely affecting the value of the underlying investments of the ETF and, consequently, the value of the ETF. In addition, the market value of the ETF shares may differ from their net asset value because the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying securities. Also, ETFs that track particular indexes typically will be unable to match the performance of the index exactly due to the ETF's operating expenses and transaction costs.

Issuer location. The Advisor considers a number of factors to determine whether an investment is tied to a particular country, including whether the investment is issued or guaranteed by a particular government or any of its agencies, political subdivisions, or instrumentalities; the investment has its primary trading market in a particular country; the issuer is organized under the laws of, derives at least 50% of its revenues from, or has at least 50% of its assets in a particular country; the investment is included in an index representative of a particular country or region; and the investment is exposed to the economic fortunes and risks of a particular country.

Eurodollar securities. Series T may invest in Eurodollar securities, which are fixed income securities of a US issuer or a foreign issuer that are issued outside the United States. Interest and dividends on Eurodollar securities are payable in US dollars.

Foreign securities. The Funds (except Series S and Series M) may invest in equity or debt securities of foreign issuers, including emerging markets issuers, or securities with respect to which the return is derived from the equity or debt securities of issuers in foreign or emerging markets. Investors should recognize that investing in foreign issuers involves certain considerations, including those set forth in the Funds' Prospectus, which are not typically associated with investing in US issuers. Because the securities of foreign companies are frequently denominated in foreign currencies, and because a Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Fund will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The investment policies of each of Series G and Series T permit it to enter into forward foreign currency exchange contracts, futures, options and swaps in order to hedge portfolio holdings and commitments against changes in the level of future currency rates. Series T reserves the right to invest a substantial portion of its assets in one or more countries if economic and business conditions warrant such investments.

Investment in the securities of foreign governmental entities involves risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund ("IMF"), and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

The risk of investing in Europe may be heightened due to the recent referendum in which the United Kingdom voted to exit the European Union ("EU"). There is a significant degree of uncertainty about how negotiations relating to the United Kingdom's withdrawal will be conducted, as well as the potential consequences and precise timeframe for "Brexit." While it is not possible to determine the precise impact these events may have on a Fund, during this period and beyond, the impact on the United Kingdom and European economies and the broader global economy could be significant, resulting in negative impacts, such as increased volatility and illiquidity, and potentially lower economic growth on markets in the United Kingdom, Europe and globally, which may adversely affect the value of a Fund's investments. In addition, if one or more countries were to exit the EU or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.

Emerging markets investments. The Funds (except for Series S and Series M) may invest in equity or debt securities of emerging markets issuers, or securities with respect to which the return is derived from equity or debt securities of issuers in emerging markets. Series G may invest in securities that neither are listed on a stock exchange nor traded OTC, including privately placed securities and limited partnerships. Investing in such unlisted emerging market equity securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Debt securities of emerging market issuers include securities issued by government and government-related entities, corporations and entities organized to restructure outstanding debt of such issuers. Series T's investments in emerging market government and government-related securities may consist of: (i) debt securities or obligations issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries (including participation in loans between governments and financial institutions), (ii) debt securities or obligations issued by government owned, controlled or sponsored entities located in emerging market countries and (iii) interests in issuers organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the entities described above.

Series T's investments in the fixed income securities of emerging market issuers may include investments in Structured Securities, Loan Participations and Assignments (as such capitalized terms are defined below), Brady Bonds and certain non-publicly traded securities.

Series T may invest a portion of its assets in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with, or purchase by, an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow of the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Funds anticipate investing typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. The Funds are permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities.

The Funds may invest in fixed rate and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders"). The Funds' investments in Loans are expected in most instances to be in the form of a participation in loans ("Participation") and assignments of all or a portion of Loans ("Assignments") from third parties. The Funds will have the right to receive payments of principal, interest and any fees to which they are entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid subjecting purchasers of Participations to the credit risk of the Lender with respect to the Participations. Even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation may be impaired. The Funds will acquire the Participations only if the Lender interpositioned between a Fund and a borrower is determined by the Advisor to be creditworthy.

When a Fund purchases Assignments from Lenders, it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

Series T may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt-restructuring plan introduced by former US Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in various emerging markets countries. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the US dollar), and are actively traded in OTC secondary markets. Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by US Treasury zero coupon bonds having the same maturity as the bonds.

Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative. There can be no assurance that the Brady Bonds in which a Fund invests will not be subject to restructuring arrangements or to requests for a new credit, which may cause the Fund to suffer a loss of interest or principal in any of its holdings.

To the extent that any of a Fund's emerging markets securities are deemed to be illiquid by the Fund, such securities, along with the Fund's other illiquid securities, will be subject to the Fund's limitation of investing no more than 15% of its net assets in illiquid securities.

Risks of investing in emerging markets. There are additional risks inherent in investing in less developed countries that are applicable to Series G and Series T. An emerging market country is a country defined as an emerging or developing economy by any of the World Bank, the International Finance Corporation or the United Nations or its authorities. The countries included in this definition will change over time. An emerging market security is a security issued by a government or other issuer that, in the opinion of the Advisor, has one or more of the following characteristics: (i) the security's principal trading market is an emerging market; (ii) at least 50% of the issuer's (or the issuer's parent company's) revenue is generated from goods produced or sold, investments made, or services performed in emerging market countries; (iii) at least 50% of the issuer's (or the issuer's parent company's) physical assets are located in emerging market countries; (iv) at least 50% of the issuer's (or the issuer's parent company's) economic activities are in emerging market countries; or (v) the principal place of business of the issuer (or the issuer's parent company) is an emerging market country. In addition, an emerging market security includes derivative instruments on emerging market securities or indices.

Compared to the United States and other developed countries, emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade only a small number of securities and employ settlement procedures different from those used in the United States.

Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Further, investments by foreign investors are subject to a variety of restrictions in many emerging countries. Countries such as those in which the Funds may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Additional factors that may influence the ability or willingness to service debt include, but are not limited to: a country's cash flow situation; the availability of sufficient foreign exchange on the date a payment is due; the relative size of its debt service burden to the economy as a whole; its government's policy towards the IMF, the World Bank and other international agencies; and the political constraints to which a government debtor may be subject.

The ability of a foreign government or government-related issuer to make timely and ultimate payments on its external debt obligations will be strongly influenced by the issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign government or government-related issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the issuer's ability or willingness to service its debts in a timely manner. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's interna-

tional currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a governmental issuer to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing, a governmental issuer may default on its obligations. If such a default occurs, a Fund may have limited effective legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting country itself, and the ability of the holder of foreign government and government-related debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government and government-related debt obligations in the event of default under their commercial bank loan agreements.

The issuers of the government and government-related debt securities in which the Funds expect to invest have in the past experienced substantial difficulties in servicing their external debt obligations, which has led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign government and government-related debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign government and government-related debt securities in which the Funds may invest will not be subject to similar defaults or restructuring arrangements that may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Payments to holders of the high yield, high risk, foreign debt securities in which the Funds may invest may be subject to foreign withholding and other taxes. Although the holders of foreign government and government-related debt securities may be entitled to tax gross-up payments from the issuers of such instruments, there is no assurance that such payments will be made.

Equity securities. Series G may invest in a broad range of equity securities of US and non-US issuers, including, but not limited to, common stocks of companies or closed-end investment companies, preferred stocks, debt securities convertible into or exchangeable for common stock, securities such as warrants or rights that are convertible into common stock and sponsored or unsponsored American, European and Global depositary receipts ("Depositary Receipts"). Series S may invest in a broad range of equity securities of US issuers, including, but not limited to, common stocks of companies or closed-end investment companies, preferred stocks, debt securities convertible into or exchangeable for common stock, and securities such as warrants or rights that are convertible into common stock. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States. Series G may invest in equity securities issued by companies with any market capitalization. Series S primarily invests in US small capitalization companies with market capitalizations within the range of the largest and smallest company in the S&P 600 Index at the time of purchase. Capitalization levels are measured relative to specific markets, thus large, intermediate and small capitalization ranges vary country by country. Series G and Series S may invest in equity securities of companies considered by the Advisor to be in their post-venture capital stage, or "post-venture capital companies." A post-venture capital company is a company that has received venture capital financing either: (a) during the early stages of the company's existence or the early stages of the development of a new product or service, or (b) as part of a restructuring or recapitalization of the company. Series G and Series S also may invest in the initial public offerings (IPOs) of new or unseasoned companies. The market for IPO shares has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time.

Special purpose acquisition companies. Series G and Series S may invest in stock, warrants, and other securities of special purpose acquisition companies ("SPACs") or similar special purpose entities that pool funds to seek potential acquisition opportunities. Until an acquisition is completed, a SPAC generally invests its assets in US government securities, money market securities and cash. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the funds invested in the SPAC are returned to its shareholders. Because SPACs and similar entities do not have an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC's management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the OTC market, may be considered illiquid and/or be subject to restrictions on resale.

Convertible securities. The Funds (except Series M) may invest in convertible securities, which generally offer lower interest or dividend yields than non-convertible debt securities of similar quality. The value of convertible securities may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock because they rank senior to common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of a convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claim on assets and earnings are subordinated to the claims of other creditors but are senior to the claims of preferred and common shareholders. In the case of preferred stock and convertible preferred stock, the holder's claim on assets and earnings are subordinated to the claims of all creditors but are senior to the claims of common shareholders.

Contingent convertible instruments. Contingent convertible securities ("CoCos") are a form of hybrid debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain "triggers." The triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution's continued viability as a going concern. CoCos' unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements. Some additional risks associated with CoCos include, but are not limited to:

•  Loss absorption risk. CoCos have fully discretionary coupons. This means coupons can potentially be cancelled at the banking institution's discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses.

•  Subordinated instruments. CoCos will, in the majority of circumstances, be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos, such as the Funds, against the issuer in respect of or arising under the terms of the CoCos shall generally rank junior to the claims of all holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer's underlying equity securities following a conversion event (i.e., a "trigger"), each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument.

•  Market value will fluctuate based on unpredictable factors. The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer's applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

Fixed income securities. The Funds may invest in various types of fixed income securities of US and (except Series M) non-US issuers, as described in this SAI, including, but not limited to, governments and governmental entities and supranational issuers as well as corporations and other issuers. The Funds may purchase US and (except

Series M) non-US dollar denominated securities that reflect a broad range of investment securities, qualities and sectors. Series M and Series T may invest in municipal bonds, municipal lease obligations, industrial development bonds ("IDBs"), private activity bonds ("PABs") and floating rate and variable rate obligations. In addition, Series M may invest in inverse floaters and other debt securities described in this SAI. All Funds may invest in US Treasury Securities, which include bills, notes, bonds, and other debt securities issued by the US Treasury. These are direct obligations of the US government and differ mainly in the length of their maturities. Other US government securities in which the Funds may invest may be backed by the full faith and credit of the US government or supported primarily or solely by the creditworthiness of the government-related issuer.

Securities issued by agencies and instrumentalities of the US government that are supported by the full faith and credit of the United States, such as securities issued by the Federal Housing Administration and Ginnie Mae (formally known as Government National Mortgage Association or GNMA), present little credit risk but are not free of credit risk. Other securities issued by agencies and instrumentalities sponsored by the US government that are supported only by the issuer's right to borrow from the US Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks, and securities issued by agencies and instrumentalities sponsored by the US government that are supported only by the credit of the issuing agencies are subject to a greater degree of credit risk.

Any controversy or ongoing uncertainty regarding the status of negotiations in the US Congress to increase the statutory debt ceiling could increase the risk that the US government may default on payments on certain US government securities, including those held by the funds, which could have a material adverse impact on the Funds. In recent years, the long-term US credit rating was downgraded by at least one major rating agency as a result of disagreements within the US government over raising the debt ceiling to repay outstanding obligations, and similar situations in the future could increase volatility in both stock and bond markets, result in higher interest rates, lower prices of US Treasury securities and increase the costs of different kinds of debt. It is at least theoretically possible that under certain scenarios the US government could default on its debt, including US Treasuries. The Advisor cannot predict the effects of these or similar events in the future on the US economy and securities markets or on a fund's portfolio.

The Advisor considers investment grade securities to include: (i) securities with a minimum rating of Baa3 by Moody's Investor Service, Inc. ("Moody's") or BBB- by Standard & Poor's Ratings Group ("S&P") or Fitch Ratings, Inc. ("Fitch"), comparably rated by another nationally recognized statistical rating organization ("NRSRO"), (ii) securities with comparable short-term NRSRO ratings, or (iii) unrated securities determined by the Advisor to be of comparable quality, each at the time of purchase. The descriptions of debt securities ratings may be found in Appendix A.

Yield factors. The yield on a bond depends on a variety of factors, including general municipal or fixed income security market conditions, the financial condition of the issuer, the size of the particular offering, the maturity, credit quality and rating of the issue and/or expectations regarding changes in tax rates. The Funds may invest in bonds with a broad range of maturities, based on the Advisor's judgment of current and future market conditions as well as other factors, such as the Fund's liquidity needs. Generally, the longer the maturity of a bond, the higher the rate of interest paid and the greater the volatility.

Duration. Duration is a measure of the expected life of a bond on a present value basis. Duration incorporates the bond's yield, coupon interest payments, final maturity and call features into one measure and is one of the fundamental tools used by the Advisor in portfolio selection and yield curve positioning for a Fund's bond investments. Duration was developed as a more precise alternative to the concept of "term to maturity." Traditionally, a bond's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until the scheduled final payment on the bond, taking no account of the pattern of payments prior to maturity.

Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be made, and weights them by the present values of the cash to be received at each future point in time. For any bond with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, depending on its coupon and the level of market yields, a Treasury note with a remaining maturity of five years might have a duration of 4.5 years. For mortgage-backed and other securities that are subject to prepayments, put or call features or adjustable coupons, the difference between the remaining stated maturity and the duration is likely to be much greater.

Duration allows the Advisor to make certain predictions as to the effect that changes in the level of interest rates will have on the value of a Fund's portfolio of bonds. For example, when the level of interest rates increases by 1%, a bond having a positive duration of three years generally will decrease by approximately 3%. Thus, if the Advisor calculates the duration of a Fund's portfolio of bonds as three years, it normally would expect the portfolio to change in value by approximately 3% for every 1% change in the level of interest rates. However, various factors, such as changes in anticipated prepayment rates, qualitative considerations and market supply and demand, can cause particular securities to respond somewhat differently to changes in interest rates than indicated in the above example. Moreover, in the case of mortgage-backed and other complex securities, duration calculations are estimates and are not precise. This is particularly true during periods of market volatility. Accordingly, the net asset value of a Fund's portfolio of bonds may vary in relation to interest rates by a greater or lesser percentage than indicated by the above example.

Futures, options and options on futures have durations that, in general, are closely related to the duration of the securities that underlie them. Holding long futures or call option positions will lengthen portfolio duration by approximately the same amount as would holding an equivalent amount of the underlying securities. Short futures or put options have durations roughly equal to the negative duration of the securities that underlie these positions and have the effect of reducing portfolio duration by approximately the same amount as would selling an equivalent amount of the underlying securities.

There are some situations in which the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by the standard duration calculation is the case of mortgage-backed securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are critical in determining the securities' interest rate exposure. In these and other similar situations, the Advisor will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its duration and, therefore, its interest rate exposure.

Lower-rated debt securities. Series T may invest a portion of its assets in convertible and other debt securities that are rated below investment grade. Series M may invest a portion of its assets in municipal securities that are rated below investment grade. Fixed income securities rated Ba1 or lower by Moody's or BB+ or lower by S&P or Fitch, comparably rated by another NRSRO, or, if unrated, are determined to be of comparable quality by the Advisor are below investment grade and are considered to be of poor standing and predominantly speculative. Such securities ("lower rated securities") are commonly referred to as "junk bonds" and are subject to a substantial degree of credit risk. The descriptions of debt securities ratings may be found in Appendix A.

The non-investment grade municipal bonds in which Series M may invest may be rated Ba, B or MIG-3 by Moody's; BB, B or SP-3 by S&P; or BB or B by Fitch, have an equivalent rating from another rating agency, or, if unrated, are determined by the Advisor to be of comparable quality.

Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a bond's value of its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a bond's rating. Subsequent to a bond's purchase by a Fund, it may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Fund may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.

Lower rated securities may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Also, lower rated securities are often issued by smaller, less creditworthy issuers or by highly leveraged (indebted) issuers, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

In the past, the high yields from lower rated securities have more than compensated for the higher default rates on such securities. However, there can be no assurance that diversification will protect the Funds from widespread bond defaults brought about by a sustained economic downturn, or that yields will continue to offset default rates on lower rated securities in the future. Issuers of these securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by the issuer is significantly greater for the holders of lower rated securities because such securities may be unsecured and may be subordinated to other creditors of the issuer. Further, an economic recession may result in default levels with respect to such securities in excess of historic averages.

The value of lower rated securities will be influenced not only by changing interest rates, but also by the bond market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, lower rated securities may decline in market value due to investors' heightened concern over credit quality, regardless of prevailing interest rates.

Especially at such times, trading in the secondary market for lower rated securities may become thin and market liquidity may be significantly reduced. Even under normal conditions, the market for lower rated securities may be less liquid than the market for investment grade corporate bonds. There are fewer securities dealers in the high yield market and purchasers of lower rated securities are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced market liquidity, lower rated securities prices may become more volatile and a Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer may be adversely affected.

Lower rated securities frequently have call or redemption features that would permit an issuer to repurchase the security from a Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and any dividends to investors.

Besides credit and liquidity concerns, prices for lower rated securities may be affected by legislative and regulatory developments. For example, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers or mergers. Such legislation may significantly depress the prices of outstanding lower rated securities. A description of various corporate debt and municipal bond ratings appears in Appendix A to this SAI.

Securities issued by foreign issuers rated below investment grade entail greater risks than higher rated securities, including the risks of untimely interest and principal payment, default and price volatility, and may present problems of liquidity, valuation and currency risk.

Municipal securities. Series M and Series T may invest in debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises. These securities include bonds and similar securities issued by or on behalf of the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities, some of which are exempt from federal income tax. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as from the user of the facility being financed. Municipal bonds also include "moral obligation" bonds, which are normally issued by special purpose authorities. For these bonds, a government unit is regarded as morally obligated to support payment of the debt service, which is usually subject to annual budget appropriations. Various types of municipal bonds are described in the following sections.

Municipal securities may be more susceptible to downgrade, default, and bankruptcy as a result of recent periods of economic stress. Factors contributing to the economic stress on municipalities may include: lower property tax collections as a result of lower home values, lower sales tax revenue as a result of reduced consumer spending, lower income tax revenue as a result of higher unemployment rates, and budgetary constraints of local, state and federal governments upon which the municipalities may be relying for funding. Further, an insolvent municipality may file for bankruptcy, which may significantly affect the value of the securities issued by the municipality and therefore the value of a fund's investment.

Municipal securities are also subject to the risk that the perceived increase in the likelihood of default or downgrade among municipal issuers as a result of recent market conditions could result in increased illiquidity, volatility and credit risk. In addition, certain municipal issuers may either be unable to issue bonds or to access the market to sell securities or, if able to access the market, may be forced to issue securities at much higher rates. These events could result in decreased investment opportunities for a fund and lower investment performance.

Municipal lease obligations. Series M and Series T may invest in municipal lease obligations. Municipal bonds include municipal lease obligations, such as leases, installment purchase contracts and conditional sales contracts, and certificates of participation therein. Municipal lease obligations are issued by state and local governments and authorities to purchase land or various types of equipment or facilities and may be subject to annual budget appropriations. The Funds generally invest in municipal lease obligations through certificates of participation.

Although municipal lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, they ordinarily are backed by the municipality's covenant to budget for, appropriate and make the payments due, under the lease obligation. The leases underlying certain municipal lease obligations, however, provide that lease payments are subject to partial or full abatement if, because of material damage or destruction of the leased property, there is substantial interference with the lessee's use or occupancy of such property. This "abatement risk" may be reduced by the existence of insurance covering the leased property, the maintenance by the lessee of reserve funds or the provision of credit enhancements, such as letters of credit.

Certain municipal lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Some municipal lease obligations of this type are insured as to timely payment of principal and interest, even in the event of a failure by the municipality to appropriate sufficient funds to make payments under the lease. However, in the case of an uninsured municipal lease obligation, the Funds' ability to recover under the lease in the event of a non-appropriation or default will be limited solely to the repossession of leased property without recourse to the general credit of the lessee, and disposition of the property in the event of foreclosure might prove difficult.

Industrial development bonds ("IDBs") and private activity bonds ("PABs"). Series M and Series T may invest in IDBs and PABs. IDBs and PABs are issued by or on behalf of public authorities to finance various privately operated facilities, such as airport or pollution control facilities. These obligations are considered municipal bonds if the interest paid thereon is exempt from federal income tax in the opinion of the bond issuer's counsel. IDBs and PABs are in most cases revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed. IDBs issued after August 15, 1986 generally are considered PABs, and to the extent the Funds invest in such PABs, shareholders generally will be required to include a portion of their exempt-interest dividends from the Fund in calculating their liability for the federal alternative minimum tax ("AMT"). See "Taxes" below. Series M may invest up to 20% of its net assets in IDBs and PABs.

Floating rate and variable demand rate obligations. Series M and Series T may invest in floating rate and variable rate obligations. These include variable rate demand obligations ("VRDOs"), which are municipal bonds that bear interest at rates that are not fixed, but that vary with changes in specified market rates or indices. The interest rate on floating rate or variable rate securities ordinarily is readjusted on the basis of the prime rate of the bank that originated the financing or some other index or published rate, such as the 90-day US Treasury bill rate, or is otherwise reset to reflect market rates of interest. Generally, these interest rate adjustments cause the market value of floating rate and variable rate municipal securities to fluctuate less than the market value of fixed rate obligations. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or capital depreciation is less than for fixed rate obligations. VRDOs typically permit the holder to demand payment of principal from the issuer or remarketing agent at par value prior to maturity and may permit the issuer to prepay principal, plus accrued interest, at its discretion after a specified notice period. Frequently, VRDOs and/or the demand features thereon are secured by letters of credit or other credit support arrangements provided by banks or other financial institutions, the credit standing of which affects the credit quality of the obligations. Changes in the credit quality of these institutions could cause losses to the Funds and adversely affect their share price.

Build America Bonds. Series M's and Series T's investment in municipal securities also may include Build America Bonds. Build America Bonds are taxable municipal obligations issued pursuant to the American Recovery and Reinvestment Act of 2009 (the "ARRA Act"). The ARRA Act authorizes state and local governments to issue taxable bonds on which, assuming certain specified conditions are satisfied, issuers may either (i) receive reimbursement from the US Treasury with respect to its interest payments on the bonds ("direct pay" Build America Bonds) or (ii) provide tax credits to investors in the bonds ("tax credit" Build America Bonds). Unlike most other municipal obligations, interest received on Build America Bonds is subject to federal income tax and may be subject to state income tax. Under the terms of the ARRA Act, issuers of direct pay Build America Bonds are entitled to receive reimbursement from the US Treasury currently equal to 35% (or 45% in the case of Recovery Zone Economic Development Bonds) of the interest paid. Holders of tax credit Build America Bonds can receive a federal tax credit currently equal to 35% of the coupon interest received. The Funds may invest in "principal only" strips of tax credit Build America Bonds, which entitle the holder to receive par value of such bonds if held to maturity. The Funds do not expect to receive (or pass through to shareholders) tax credits as a result of their investments. The federal interest subsidy or tax credit continues for the life of the bonds. Pursuant to the ARRA Act, the issuance of Build America Bonds was discontinued on December 31, 2010.

Inflation linked securities. The Funds (except Series M) may invest in inflation linked securities. Inflation linked securities are debt securities whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. Inflation linked securities include Treasury Inflation Protected Securities ("TIPS"), which are securities issued by the US Treasury. The interest rate paid by TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index ("CPI"). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS' principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

Other issuers of inflation linked debt securities include other US government agencies or instrumentalities, corporations and foreign governments. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

The value of inflation linked securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation.

Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of inflation linked securities.

While inflation linked securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

Any increase in the principal amount of an inflation linked security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

When-issued and delayed delivery securities. Series M and Series T may purchase securities offered on a "when-issued" or "delayed delivery" basis. Series M may also sell securities on a "delayed delivery" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or delayed delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest on the when-issued or delayed delivery security accrues to the purchaser. While when-issued or delayed delivery securities may be sold prior to the settlement date, it is intended that a Fund will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of when-issued or delayed delivery securities may be more or less than the purchase price. The Advisor does not believe that a Fund's net asset value or income will be adversely affected by its purchase of securities on a when-issued or delayed delivery basis. The Funds' custodian will maintain Segregated Assets equal in value to the purchase price and the interest rate payable on the securities, which are fixed on the purchase commitment date or at the time of settlement for when-issued or delayed delivery securities, marked-to-market daily in accordance with pertinent SEC positions.

When-issued and delayed-delivery transactions also are subject to the risk that a counterparty may become bankrupt or otherwise fail to perform its obligations due to financial difficulties, including making payments to the Fund. The Fund may obtain no or only limited recovery in a bankruptcy or other organizational proceedings, and any recovery may be significantly delayed.

Other investments. The Board may, in the future, authorize a Fund to invest in securities other than those listed in this SAI and in the Prospectus, provided such investment would be consistent with such Fund's investment objective and that it would not violate any fundamental investment policies or restrictions of the Fund.

Investments relating only to Series M

Demand features. A demand feature gives the Fund the right to sell the securities to a specified party, usually a remarketing agent, on a specified date. A demand feature is often backed by a letter of credit from a bank or a guarantee or other liquidity support arrangement from a bank or other financial institution. As discussed under "Participation Interests" below, to the extent that payment of an obligation is backed by a letter of credit, guarantee or other liquidity support that may be drawn upon demand, such payment may be subject to that institution's ability to satisfy that commitment.

Participation interests. Participation interests are interests in municipal bonds, including IDBs, PABs and floating and variable rate obligations, that are owned by banks. These interests carry a demand feature permitting the holder to tender them back to the bank, which demand feature generally is backed by an irrevocable letter of credit or guarantee of the bank. The credit standing of such bank affects the credit quality of the participation interests.

A participation interest gives the Fund an undivided interest in a municipal bond owned by a bank. The Fund has the right to sell the instruments back to the bank. Such right generally is backed by the bank's irrevocable letter of credit or guarantee and permits the Fund to draw on the letter of credit on demand, after specified notice, for all or any part of the principal amount of the Fund's participation interest plus accrued interest. Generally, the Fund expects to exercise the demand under the letters of credit or other guarantees (1) upon a default under the terms of the underlying bond, (2) to maintain the Fund's portfolio in accordance with its investment objective and policies, or (3) as needed to provide liquidity to the Fund in order to meet redemption requests. The ability of a bank to fulfill its obligations under a letter of credit or guarantee might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. The Advisor seeks to monitor the pricing, quality and liquidity of the participation interests held by the Fund, and the credit standing of banks issuing letters of credit or guarantees supporting such participation interests on the basis of published financial information reports of rating services and bank analytical services.

Tender option bonds. Tender option bonds are long-term municipal bonds sold by a bank subject to a "tender option" that gives the purchaser the right to tender them to the bank at par plus accrued interest at designated times (the "tender option"). The tender option may be exercisable at intervals ranging from biweekly to semiannually, and the interest rate on the bonds is typically reset at the end of the applicable interval in an attempt to cause the bonds to have a market value that approximates their par value. The tender option generally would not be exercisable in the event of a default on, or significant downgrading of, the underlying municipal bonds. Therefore, the Fund's ability to exercise the tender option will be affected by the credit standing of both the bank involved and the issuer of the underlying securities.

Put bonds. A put bond is a municipal bond that gives the holder the unconditional right to sell the bond back to the issuer or a remarketing agent at a specified price and exercise date, which is typically well in advance of the bond's maturity date. The obligation to purchase the bond on the exercise date may be supported by a letter of credit or other credit support arrangement from a bank, insurance company or other financial institution, the credit standing of which affects the credit quality of the obligation.

If the put is a "one time only" put, the Fund ordinarily will either sell the bond or put the bond, depending upon the more favorable price. If the bond has a series of puts after the first put, the bond will be held as long as, in the judgment of the Advisor, it is in the best interest of the Fund to do so. There is no assurance that the issuer of a put bond acquired by the Fund will be able to repurchase the bond upon the exercise date, if the Fund chooses to exercise its right to put the bond back to the issuer.

Tax-exempt commercial paper and short-term municipal notes. Municipal bonds include tax-exempt commercial paper and short-term municipal notes, such as tax anticipation notes, bond anticipation notes, revenue anticipa-

tion notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements and other revenues.

Inverse floaters. The Fund may invest in municipal bonds on which the rate of interest varies inversely with interest rates on other municipal bonds or an index. Such obligations include components of securities on which interest is paid in two separate parts—an auction component, which pays interest at a market rate that is set periodically through an auction process or other method, and a residual component, or "inverse floater," which pays interest at a rate equal to the difference between the rate that the issuer would have paid on a fixed-rate obligation at the time of issuance and the rate paid on the auction component. The market value of an inverse floater will be more volatile than that of a fixed-rate obligation and, like most debt obligations, will vary inversely with changes in interest rates. Because of the market volatility associated with inverse floaters, the Fund will not invest more than 10% of its total assets in inverse floaters.

Because the interest rate paid to holders of inverse floaters is generally determined by subtracting the interest rate paid to holders of auction components from a fixed amount, the interest rate paid to holders of inverse floaters will decrease as market rates increase and increase as market rates decrease. Moreover, the extent of the increases and decreases in the market value of inverse floaters may be larger than comparable changes in the market value of an equal principal amount of a fixed rate municipal bond having similar credit quality, redemption provisions and maturity. In a declining interest rate environment, inverse floaters can provide the Fund with a means of increasing or maintaining the level of tax-exempt interest paid to shareholders.

Mortgage subsidy bonds. The Fund also may purchase mortgage subsidy bonds that are normally issued by special purpose public authorities. In some cases, the repayment of such bonds depends upon annual legislative appropriations; in other cases, repayment is a legal obligation of the issuer and, if the issuer is unable to meet its obligations, repayment becomes a moral commitment of a related government unit (subject, however, to such appropriations). The types of municipal bonds identified above and in the Prospectus may include obligations of issuers whose revenues are primarily derived from mortgage loans on housing projects for moderate to low income families.

Opinions as to validity of municipal bonds. Opinions relating to the validity of municipal bonds and to the exemption of interest thereon from federal income tax and (when available) from the AMT are rendered by bond counsel to the respective issuing authorities at the time of issuance. Neither the Fund nor the Advisor reviews the proceedings relating to the issuance of municipal bonds or the basis for such opinions. An issuer's obligations under its municipal bonds are subject to the bankruptcy, insolvency and other laws affecting the rights and remedies of creditors (such as the federal bankruptcy laws) and federal, state and local laws that may be enacted that adversely affect the tax-exempt status of interest on the municipal bonds held by the Fund or the exempt-interest dividends received by the Fund's shareholders, extend the time for payment of principal or interest, or both, or impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of principal of, and interest on, their municipal bonds may be materially and adversely affected.

Stand-by commitments. The Fund may acquire stand-by commitments pursuant to which a bank or other municipal bond dealer agrees to purchase securities that are held in the Fund's portfolio or that are being purchased by the Fund, at a price equal to (1) the acquisition cost (excluding any accrued interest paid on acquisition), less any amortized market premium or plus any accrued market or original issue discount, plus (2) all interest accrued on the securities since the last interest payment date or the date the securities were purchased by the Fund, whichever is later. The Fund may acquire such commitments to facilitate portfolio liquidity.

The Fund would enter into stand-by commitments only with those banks or other dealers that, in the opinion of the Advisor, present minimal credit risk. The Fund's right to exercise stand-by commitments would be unconditional and unqualified. A stand-by commitment would not be transferable by the Fund, although the Fund could sell the underlying municipal bonds to a third party at any time. The Fund may pay for stand-by commitments either separately in cash or by paying a higher price for the securities that are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The acquisition of a stand-by commitment would not ordinarily affect the valuation or maturity of the underlying municipal bonds. Stand-by commitments acquired by the Fund would be valued at zero in determining net asset value. Whether the Fund paid directly or indirectly for a standby commitment, its cost would be treated as unrealized depreciation and would be amortized over the period the commitment is held by the Fund.

Investments relating only to Series T

Pay-in-kind bonds. Series T may invest in pay-in-kind bonds. Pay-in-kind bonds are securities that pay interest through the issuance of additional bonds. A Fund will be deemed to receive interest over the life of such bonds and may be treated for federal income tax purposes as if interest were paid on a current basis, although no cash interest payments are received by the Fund until the cash payment date or until the bonds mature.

Trust-preferred securities. Series T may invest in trust-preferred securities. Trust-preferred securities have characteristics of both debt and equity instruments. Generally, trust-preferred securities are cumulative preferred stocks issued by a trust that is created by a financial institution, such as a bank holding company. The financial institution creates the trust and owns the trust's common securities. The trust uses the sale proceeds of its common securities to purchase subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sales to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the funds received to make dividend payments to the holders of the trust-preferred securities. The primary benefit of this structure is that the trust-preferred securities are treated by the financial institution as debt securities for tax purposes and as equity securities for purposes of the calculation of capital requirements.

Typical characteristics of trust-preferred securities include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Trust-preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Holders of trust-preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. Trust-preferred securities may be issued in reliance on Rule 144A under the 1933 Act and subject to restrictions on resale.

The risks associated with trust-preferred securities typically include the financial condition of the financial institution, as the trust typically has no business operations other than holding the subordinated debt issued by the financial institution and issuing the trust-preferred securities and common stock backed by the subordinated debt. If a financial institution is financially unsound and defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of the trust-preferred securities such as the Fund. The market value of trust-preferred securities may be more volatile than those of conventional debt securities. There can be no assurance as to the liquidity of trust-preferred securities and the ability of holders, such as the Funds, to sell its holdings.

Mortgage-backed securities and mortgage pass-through securities. Series T may also invest in mortgage-backed securities (including commercial and residential mortgage-backed securities), which are interests in pools of mortgage loans, both commercial and residential, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below. The Fund may also invest in debt securities, which are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage Obligations") and in other types of mortgage-related securities.

The timely payment of principal and interest on mortgage-backed securities issued or guaranteed by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA) is backed by Ginnie Mae and the full faith and credit of the US government. These guarantees, however, do not apply to the market value of Fund shares. Also, securities issued by Ginnie Mae and other mortgage-backed securities may be purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and would be lost if prepayment occurs. In general, mortgage-backed securities issued by US government agencies or instrumentalities other than Ginnie Mae are not "full faith and credit" obligations. Obligations issued by Fannie Mae (formally known as the Federal National Mortgage Association or FNMA) and Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation or FHLMC) are historically supported only by the credit of the issuer, but currently are guaranteed by the US government in connection with such agencies being placed temporarily into conservatorship by the US government. Although the US government and its agencies provide financial support to such entities, no assurances can be given that they will always do so. Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities and reduce returns. The Fund may agree to purchase or sell these securities with payment and delivery taking place at a future date. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose a Fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by a Fund, the prepayment right of mortgagors may limit the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of noncallable debt securities.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-backed securities (such as securities issued by Ginnie Mae) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payments dates regardless of whether or not the mortgagor actually makes the payment.

Any discount enjoyed on the purchases of a pass-through type mortgage-backed security will likely constitute market discount. As a Fund receives principal payments, it will be required to treat as ordinary income an amount equal to the lesser of the amount of the payment or the "accrued market discount." Market discount is to be accrued either under a constant rate method or a proportional method. Pass-through type mortgage-backed securities purchased at a premium to face value will be subject to a similar rule requiring recognition of an offset to ordinary interest income, an amount of premium attributable to the receipt of principal. The amount of premium recovered is to be determined using a method similar to that in place for market discount. A Fund may elect to accrue market discount or amortize premium notwithstanding the amount of principal received but such election will apply to all bonds held and thereafter acquired unless permission is granted by the Commissioner of the Internal Revenue Service ("IRS") to change such method.

The principal governmental guarantor of mortgage-related securities is Ginnie Mae, which is a wholly owned US government corporation within the Department of Housing and Urban Development. Ginnie Mae is authorized to guarantee, with the full faith and credit of the US government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages, which are insured by the Federal Housing Authority or guaranteed by the Veterans Administration. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Fund shares. Also, Ginnie Mae securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and should be viewed as an economic offset to interest to be earned. If prepayments occur, less interest will be earned and the value of the premium paid will be lost.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. Mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage related securities that have a government or government-related guarantor. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities. Nongovernmental issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a pool issued by a private issuer may vary to a greater extent than those included in a government guaranteed pool, and the pool may include sub-prime mortgage loans and Alt-A loans. Sub-prime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. Alt-A loans are considered riskier than prime loans but less risky than sub-prime loans. There are various factors, including higher loan to value and debt to income ratios or inadequate documentation of income, assets or credit history, that classify a loan as Alt-A. For these reasons, the loans underlying these securities have had, in many cases, higher default rates than those loans that meet government underwriting requirements. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee or guarantees, even if through an examination of the loan experience and practices of the originators/servicers and poolers, the Advisor determines that the securities meet a Fund's quality standards.

Although the market for such securities has become increasingly liquid over the past few years, currently, the market for such securities is experiencing a period of extreme volatility, which has negatively impacted market liquidity conditions. Initially, the concerns on the part of market participants were focused on the sub-prime segment of the mortgage-backed securities market. However, these concerns have since expanded to include a broad range of mortgage-backed and asset-backed securities, as well as other fixed-income securities. These securities are more difficult to value and may be hard to sell. In addition, in general, securities issued by certain private organizations may not be readily marketable.

Collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). Series T may invest in CMOs and REMICs. A CMO is a debt security on which interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, or Fannie Mae and their income streams. Series T may also invest in CMO Floaters. A CMO Floater is a CMO where the coupon is reset each period at a specific spread over the London Interbank Offered Rate ("LIBOR") rate of interest. Privately issued CMOs tend to be more sensitive to interest rates than Government-issued CMOs.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payments of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The series A, B and C Bonds all bear current interest. Interest on the series Z Bond is accrued and added to principal and a like amount is paid as principal on the series A, B or C Bond currently being paid off. When the series A, B and C Bonds are paid in full, interest and principal on the series Z Bond begins to be paid currently.

With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

REMICs are entities that own mortgages and elect REMIC status under the Code. The Fund will purchase only regular interests in REMICs. REMIC regular interests are treated as debt of the REMIC and income/discount thereon must be accounted for on the "catch-up method," using a reasonable prepayment assumption under the original issue discount rules of the Code.

CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately issued CMOs, as described above, have been historically higher than yields on CMOs issued or guaranteed by US government agencies. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the US government. Such instruments also tend to be more sensitive to interest rates than US government-issued CMOs. For federal income tax purposes, the Funds will be required to accrue income on CMOs and REMIC regular interests using the "catch-up" method, with an aggregate prepayment assumption.

Certain classes of CMOs and other mortgage-backed securities are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Interest-only ("IO") and principal-only ("PO") classes are examples of this. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of its initial investment, even if the security is government issued or guaranteed or is rated AAA or the equivalent. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Some IOs and POs, as well as other CMO classes, are structured to have special protections against the effects of prepayments. These structural protections, however, normally are effective only within certain ranges of prepayment rates and thus will not protect investors in all circumstances. Inverse floating rate CMO classes also may be extremely volatile. These classes pay interest at a rate that decreases when a specified index of market rates increases and vice versa. Although the market for IOs and POs is increasingly liquid, certain IOs and POs may not be readily marketable and will be considered illiquid.

Dollar rolls. Series T may enter into dollar rolls in which the Fund sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-backed securities, the mortgage-backed securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the Fund is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold. The Fund could also be compensated through receipt of fee income. The Trust does not believe a Fund's obligations under dollar rolls are senior securities and accordingly, the Fund, as a matter of non-fundamental policy, will not treat dollar rolls as being subject to its borrowing or senior securities restrictions. However, the Fund's custodian will maintain Segregated Assets equal in value to the purchase price and the interest rate payable on the securities that are fixed on the purchase commitment date or at the time of settlement for dollar rolls, marked-to-market daily in accordance with pertinent SEC positions. In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.

To-be-announced securities. Series T may invest in to-be-announced mortgage-backed securities ("TBAs"). A TBA is a mortgage-backed security, such as a Ginnie Mae pass-through security, that is purchased or sold with specific pools of cash that will constitute that Ginnie Mae pass-through security to be announced on a future settlement date. At the time of purchase of a TBA, the seller does not specify the particular mortgage-backed securities to be delivered but rather agrees to accept any mortgage-backed security that meets specified terms. The Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security. TBAs increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the Fund. The Fund's custodian will maintain Segregated Assets equal in value to the purchase price and the interest rate payable on the securities, which are fixed on the purchase commitment date or at the time of settlement for TBAs, marked-to-market daily in accordance with pertinent SEC positions.

Other mortgage-backed securities. The Advisor expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with Series T's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Asset-backed securities. Series T may invest a portion of its assets in debt obligations known as "asset-backed securities." Asset-backed securities are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., receivables on home equity and credit loans and receivables regarding automobile, credit card, mobile home and recreational vehicle loans, wholesale dealer floor plans and leases).

Such receivables are securitized in either a pass-through or a pay-through structure. Pass-through securities provide investors with an income stream consisting of both principal and interest payments in respect of the receivables in the underlying pool. Pay-through asset-backed securities are debt obligations issued usually by a special purpose entity, which are collateralized by the various receivables and in which the payments on the underlying receivables provide that a Fund pays the debt service on the debt obligations issued. The Fund may invest in these and other types of asset-backed securities that may be developed in the future.

The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. Such asset-backed securities are subject to the same prepayment risks as mortgage-backed securities. For federal income tax purposes, the Fund will be required to accrue income on pay-through asset-backed securities using the "catch-up" method, with an aggregate prepayment assumption.

The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets that in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and the actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-backed securities may be classified as "pass-through certificates" or "collateralized obligations."

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payment, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Due to the shorter maturity of the collateral backing such securities, there is less of a risk of substantial prepayment than with mortgage-backed securities. Such asset-backed securities do, however, involve certain risks not associated with mortgage-backed securities, including the risk that security interests cannot be adequately, or in many cases, ever, established. In addition, the current market for asset-backed securities is experiencing a period of extreme volatility, which has negatively impacted market liquidity conditions, as is the case with mortgage-backed securities, explained above. In addition, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical credit information with respect to the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

Series T may invest in asset-backed securities that are categorized as collateralized debt obligations ("CDOs"). CDOs include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

Equipment trust certificates ("ETCs") and enhanced equipment trust certificates ("EETCs"). Series T may invest in ETCs and EETCs. ETCs are typically issued by railroads, airlines or other transportation firms, and the proceeds of those certificates are used to purchase equipment, such as railroad cars, airplanes or other equipment, which in turn serve as collateral for the related issue of certificates. The equipment subject to a trust generally is leased by a railroad, airline or other business, and rental payments provide the projected cash flow for the repayment of equipment trust certificates. EETCs are similar to ETCs, except that the security has been divided into two or more classes, each with different payment priorities and asset claims. Holders of ETCs and EETCs must look to the collateral securing the certificates, and any guarantee provided by the lessee or any parent corporation for the payment of lease amounts, in the case of default in the payment of principal and interest on the certificates.

Zero coupon and delayed interest securities. Series T may invest in zero coupon or delayed interest securities, which pay no cash income until maturity or a specified date when the securities begin paying current interest (the "cash payment date") and are sold at substantial discounts from their value at maturity. When held to maturity or cash payment date, the entire income of such securities, which consists of accretion of discount, comes from the difference between the purchase price and the securities' value at maturity or cash payment date. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon and delayed interest securities are generally more volatile and more likely to respond to changes in interest rates than the market prices of securities having similar maturities and credit qualities that pay interest periodically.

Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities that make current distributions of interest (cash). Zero coupon convertible securities offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Zero coupon securities include securities issued directly by the US Treasury, and US Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") that have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the US Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRS") and Certificate of Accrual on Treasuries ("CATS"). The underlying US Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities that are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the US Treasury securities has stated that for federal tax and securities purposes, in its opinion, purchasers of such certificates, such as the Funds, most likely will be deemed the beneficial holder of the underlying US government securities.

The US Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the US Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying US Treasury securities.

When US Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the US Treasury sells itself. These stripped securities are also treated as zero coupon securities with original issue discount for tax purposes.

Loan participations and assignments. Series T may invest up to 5% of its net assets in floating, variable and fixed rate loans made to or issued by US and non-US companies and partnerships typically through loan assignments, but also through participations in loans. Series T's investments in such instruments primarily include senior secured loans, but may also include senior unsecured, subordinated, and junior loans. Loans in general are subject to the general risks of fixed income investing including credit, prepayment, extension and, to a lesser extent, interest rate risks.

A senior loan is typically originated, negotiated and structured by a US or foreign commercial bank, insurance company, finance company or other financial institution (the "Agent") for a group of loan investors. The Agent typically administers and enforces the loan on behalf of the other loan investors and typically holds any collateral on behalf of the loan investors. Loan interests primarily take the form of assignments purchased in the primary or secondary market. Senior loans typically hold the most senior position in the capital structure of a business entity, and therefore have priority over the claims of most or all other creditors on the borrower's cash flow in the event of default. Senior secured loans are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. Senior unsecured loans are not supported by collateral and, in such cases, Series T would not have a claim on any specific asset or stock of the borrower, which results in a greater risk of loss. The proceeds of senior loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. The amount of public information available with respect to senior loans may be less extensive than that available for registered or exchange listed securities.

Junior loans or second lien loans are subject to the same general risks inherent to any loan investment, but due to their lower place in a borrower's capital structure and possible unsecured status, junior loans involve a higher degree of overall risk than senior loans of the same borrower. A junior loan may have a claim on the same collateral pool as the senior loan or it may be secured by a separate set of assets, such as property, plants, or equipment.

Series T purchases loans primarily through assignments, but may also purchase participation interests in loans. The agent and the original lenders of a loan typically have the right to sell interests ("participations") in their share of the loan to other participants or to assign all or a portion of their interests ("assignments") in the loan to other parties. When Series T purchases an assignment, it typically has a direct contractual relationship with the borrower and may enforce compliance by the borrower with the terms of the loan agreement. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement of the assigning loan investor and becomes a loan investor under the loan agreement with the same rights and obligations as the assigning loan investor. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning loan investor.

When Series T acquires a participation in a loan, it typically has a contractual relationship only with the lender, not with the borrower, and, therefore, Series T generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, Series T may have the right to receive payments of principal, interest and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In connection with purchasing participations, Series T may not directly benefit from the collateral supporting the loan in which it has purchased the participation. As a result, Series T assumes the credit risk of both the borrower and the loan investor selling the participation. Certain participations may be structured in a manner designed to avoid purchasers of participations being subject to the credit risk of the lender with respect to the participation. Even under such a structure, in the event of the lender's insolvency, the lender's servicing of the participation may be delayed and the assignability of the participation may be impaired. Series T will acquire participations only if the lender interpositioned between Series T and the borrower is determined by the Advisor to be creditworthy. In the event of the insolvency of the loan investor selling a participation, Series T may be treated as a general creditor of such loan investor. The selling loan investors and other persons interpositioned between such loan investors and Series T with respect to such participations will likely conduct their principal business activities in the banking, finance and financial services industries.

The rate of interest payable on floating rate corporate loans or corporate debt securities is established as the sum of a base lending rate, such as the LIBOR, plus a specified margin. The Advisor believes that such spreads significantly reduce the impact of interest rate movements as compared to other debt securities. The interest rate on LIBOR-based loans and securities is reset periodically, typically at regular intervals ranging between 30 and 90 days. In the alternative, a portion of Series T's investments may consist of loans with interest rates that are fixed for the term of the loan. Investments with longer interest rate reset periods or fixed interest rates may increase fluctuations in Series T's share price as a result of changes in interest rates.

Loans are generally not traded on a national securities exchange, but are traded on active secondary markets. Economic and other events (whether real or perceived) can reduce the demand for certain loans or loans generally, which may reduce market prices and cause Series T's net asset value per share to fall. The frequency and magnitude of such changes cannot be predicted. No active trading market may exist for some loans and certain loans may be subject to restrictions on resale. In addition, a secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability of Series T to realize full value and thus cause a decline in its net asset value.

The Advisor has chosen to remain on the public side of all loan transactions by refusing access to non-public information about a borrower that may otherwise be available to the portfolio manager or his team as a consequence of typical loan terms requiring borrowers to provide non-public information periodically to lenders. The Advisor refuses such non-public information as the receipt of such information would require the portfolio managers and their team to be "walled off" from other portfolio managers, traders and research staff, which would inhibit Series T's opportunity to leverage research and analysis from other portfolio management teams and may increase the costs of Series T. However, by not receiving the non-public information about a borrower, the portfolio manager and credit analysts may not receive certain information to which Series T would otherwise have been entitled that otherwise may have affected its decision to invest in the loan. In certain instances, however, the Advisor may seek access to non-public information with respect to a particular loan currently held by Series T if the loan has defaulted or is in danger of default or if Series T is a material holder of the loan during a significant change in the terms of the loan. In these situations the Advisor may be restricted from trading the loan or other debt and equity securities of the borrower while it is in possession of such material, non-public information, even if such loan or other security is declining in value.

Real estate investment trusts ("REITs"). Series T may invest in debt obligations issued by REITs. Series G and Series S may invest in equity REITs and equity interests issued by REITs and non-US REIT-like entities. A REIT is a pooled investment vehicle that purchases primarily income-producing real estate, real estate-related loans or other real estate-related interests. The pooled vehicle, typically a trust, then issues shares whose value and investment performance are dependent upon the investment performance of the underlying real estate-related investments. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own (e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types). Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

A REIT is not taxed on income distributed to its shareholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. In addition, a shareholder in a Fund, by investing in REITs indirectly through the Fund, will bear not only the shareholder's proportionate share of the expenses of the Fund, but also, indirectly, the management expenses of the underlying REITs.

REITs are subject to risks related to the specialized skill of their management, changes in value of the properties the REITs own, the quality of any credit extended by the REITs, and general economic and other factors. An investment in REITs includes the possibility of a decline in the value of real estate, possible lack of available money for loans to purchase real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, prolonged vacancies in rental properties, changes in zoning laws, casualty or condemnation losses, variations in rental income, changes in neighborhood values, the appeal of properties to tenants, costs of clean up and liability to third parties resulting from environmental problems, costs associated with damage from natural disasters not covered by insurance, increases in interest rates and changes to tax and regulatory requirements.

In addition, some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties in a narrow geographic area or in a single property type, such as being more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Also, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or the REIT's failure to maintain exemption from registration under the 1940 Act.

Strategies for using derivative-type instruments

Swaps. The Funds may engage in swaps, including, but not limited to, interest rate, currency and total return swaps and the purchase or sale of related caps, floors, collars and other derivative instruments. Series M and Series T may also enter into credit default swap agreements. Series T may also invest in inflation swaps. The Funds expect to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio's duration, to protect against any increase in the price of securities, to gain exposure to certain markets or returns, to earn income or to enhance returns. When a Fund enters into a swap transaction, there is a risk that the Fund may experience a loss that is greater than the amount it originally invested.

Generally, swap agreements are contracts between a Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. In a basic swap transaction, a Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular "notional amount" or value of predetermined underlying reference assets. The notional amount is the set dollar or other value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates. Examples of returns that may be exchanged in a swap agreement are those of a particular security, a particular fixed or variable interest rate, a particular non-US currency, or a "basket" of securities representing a particular index. Swaps can also be based on credit and other events.

A swap agreement may be negotiated bilaterally and traded over-the-counter ("OTC") between the two parties (for an uncleared swap) or, in some instances, must be transacted through a futures commission merchant ("FCM") and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). As a result of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and related regulatory developments, which have imposed comprehensive regulatory requirements on swaps and swap market participants, certain categories of swaps, such as most types of standardized interest rate and credit default swap agreements, are now subject to mandatory central clearing, and some of these cleared swaps must be traded on an exchange or swap execution facility. It is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and exchange trading. Mandatory clearing and exchange-trading of additional swaps will occur on a phased-in basis based on the type of market participant, U.S. Commodity Futures Trading Commission ("CFTC") approval of contracts for central clearing and public trading facilities making such cleared swaps available to trade. Some categories of swaps may also be cleared and traded on exchanges on a voluntary basis. While the intent of these regulatory reforms requiring clearing and exchange trading for swaps is to mitigate counterparty risk and increase liquidity and transparency in the swaps markets, mandatory clearing and exchanged trading may increase trading costs and impose other risks.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If the Advisor is incorrect in its forecast of market values, total return of securities, interest rates and other applicable factors, the investment performance of a Fund will be less favorable than it would have been if this investment technique was never used.

In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. During the term of an uncleared swap, a Fund will be required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the Fund to the counterparty if all outstanding swaps between the parties were terminated on the date in question, including any early termination payments (variation margin). Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying asset. Likewise, the counterparty will be required to pledge cash or other assets to cover its obligations to a Fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults on its obligations to a Fund, the amount pledged by the counterparty and available to the Fund may not be sufficient to cover all the amounts due to the Fund and the Fund may sustain a loss.

Currently, the Funds do not typically provide initial margin in connection with uncleared swaps. However, rules requiring initial and variation margin to be posted by certain market participants for uncleared swaps have been adopted and are being phased in over time. When these rules take effect with respect to a Fund, if the Fund is deemed to have material swaps exposure under applicable swap regulations, it will be required to post initial margin in addition to variation margin.

In a cleared swap, a Fund's ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are submitted for clearing through each party's FCM, which must be a member of the clearinghouse that serves as the central counterparty. When a Fund enters into a cleared swap, the Fund must make an initial margin deposit with the FCM, which is typically calculated as an amount equal to the volatility in market value of the cleared swap over a fixed period. If the value of the Fund's cleared swap declines, the Fund will be required to make additional "variation margin" payments to the FCM to settle the change in value. Conversely, if the market value of the Fund's position increases, the FCM will post additional "variation margin" to the Fund's account.

Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant's swap, but it does not eliminate those risks completely and may involve additional costs and risks not associated with uncleared swaps. There is also a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position, or of the central counterparty in a swap contract. If the FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use the Fund's assets, which are held in an omnibus account with assets belonging to the FCM's other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses and the consequences of insolvency of a clearinghouse are not clear.

With cleared swaps, a Fund may not be able to obtain terms as favorable as it would be able to negotiate for an uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with a Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund's investment in certain types of swaps. Central counterparties and FCMs can require termination of existing cleared swap transactions upon the occurrence of certain events, and can also require increases in margin above the margin that is required at the initiation of the swap agreement.

A Fund is also subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the Fund may be required to break the trade and make an early termination payment to the executing broker.

Some types of swaps that are subject to mandatory clearing are also required to be traded on swap execution facilities ("SEFs"). An SEF is a trading platform where multiple market participates can execute swap transactions by accepting bids and offers made by multiple other participants on the platform. Transactions executed on an SEF may increase market transparency and liquidity but may require a Fund to incur increased expenses to access the same types of swaps that it has used in the past.

If a swap transaction is particularly large or if the relevant market is illiquid, a Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. Participants in the swap markets are not required to make continuous markets in the swap contracts they trade. Participants could refuse to quote prices for swap contracts or quote prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. Some swap agreements entail complex terms and may require a greater degree of subjectivity in their valuation. However, the swap markets have grown substantially in recent years, with a large number of financial institutions acting both as principals and agents, utilizing standardized swap documentation. As a result, the swap markets have become increasingly liquid. In addition, central clearing and the trading of cleared swaps on public facilities are intended to increase liquidity.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) with respect to a notional amount of principal. Currency swaps involve the exchange of cash flows on a notional amount based on changes in the values of referenced currencies.

The purchase of a cap entitles the purchaser, in return for a premium paid to the seller, to receive payments on a notional principal amount from the seller of the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser of the floor to receive pay-

ments, in return for a premium paid to the seller, on a notional principal amount from the seller of the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Total return swap contracts are agreements between two parties where one counterparty pays the other the total return of a particular instrument (e.g., a specified security, basket of securities or securities indices, including real estate market indices) during the specified period in return for periodic payments based on a fixed or variable interest rate, typically at a floating rate based on LIBOR, or the total rate of return on another financial instrument. The "total return" includes interest or dividend payments from, along with any change in value of, the referenced asset over a specified period. In a typical total return equity swap, payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. A Fund will enter into total return swap contracts only on a net basis, i.e., the two parties' obligations are netted out, with the Fund paying or receiving, as the case may be, only the net amount of the payments. Total return swap contracts may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. The value of the swap position as well as the payments required to be made by a Fund or a counterparty will increase or decrease depending on the changes in value of the underlying asset. Total return swap contracts may effectively add leverage to a Fund's portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Total return swap transactions involve greater risks than if a Fund had invested in the underlying asset directly. Total return swap transactions involve counterparty risks, as discussed above, but also involve additional risks, including interest rate risk and market risk. The total rate of return of an investment on which a total return swap contract is based may exhibit substantial volatility and, in any given period, may be positive or negative for the specified period of the total return swap contract. If the Advisor is incorrect in its forecast of the underlying asset's total return, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. In the event the total rate of return of the underlying asset is negative for the specified period of the swap contract, the Fund will be required to make a payment to the counterparty in addition to the periodic payment required by the swap contract to cover the decline in value of the underlying asset. A Fund's risk of loss, therefore, is increased because the Fund could lose an amount equal to the decrease in value of the underlying asset for the specified period of time, in addition to the periodic payments required by the total return swap contract.

Series M and Series T also may enter into credit default swap agreements. A Fund may enter into a credit default swap on a single security or instrument or on a basket or index of securities or instruments (sometimes referred to as a "CDX" transaction). The "buyer" in a credit default contract typically is obligated to pay the "seller" a periodic stream of payments over the term of the contract, provided that no credit event with respect to any underlying reference obligation has occurred. If a credit event occurs, the seller typically must pay the buyer the "par value" (full notional value) of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or the seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value. As a seller, a Fund typically receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided a credit event does not occur. If a credit event occurs, the seller typically must pay the buyer the full notional amount of the reference obligation.

Credit default swaps involve greater risks than if a Fund had invested in the reference obligation directly, since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A buyer also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, cou-

pled with the up-front or periodic payments previously received, may be less than the full notional value the seller pays to the buyer, resulting in a loss of value to a Fund. When a Fund acts as a seller of a credit default swap, the Fund is exposed to many of the same risks of leverage since, if a credit event occurs, the seller may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.

Series T may invest in inflation swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index, over the term of the swap (with some lag on the referenced inflation index), and the other party pays a compounded fixed rate. Inflation swap agreements may be used to protect the net asset value of a Fund against an unexpected change in the rate of inflation measured by an inflation index. Among other reasons, one factor that may lead to changes in the values of inflation swap agreements are changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, which may lead to a decrease in value of the inflation swap.

Series M and Series T also may engage in interest rate lock transactions (which may also be known as forward rate agreements). In an interest rate lock transaction, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates, as applied to a specified notional amount. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates, as applied to a specified notional amount.

The Funds may also purchase swaptions. An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to enter into a swap pursuant to which the owner will receive payments based on a fixed rate in exchange for making payments based on the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to make payments based on a fixed rate and, in exchange, receive payments based on the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

The Advisor and the Trust do not believe that the Funds' obligations under swap contracts are senior securities and, accordingly, the Funds will not treat them as being subject to its borrowing or senior securities restrictions. Generally, the minimum cover amount for a swap agreement is the amount owed by a Fund, if any, on a daily mark-to-market basis. With respect to swap contracts that provide for the netting of payments, the net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap contract will be accrued on a daily basis and an amount of Segregated Assets having an aggregate market value at least equal to the accrued excess will be maintained to cover the transactions in accordance with SEC positions. With respect to swap contracts that do not provide for the netting of payments by the counterparties, the full notional amount for which a Fund is obligated under the swap contract with respect to each swap contract will be accrued on a daily basis and an amount of Segregated Assets having an aggregate market value at least equal to the accrued full notional value will be maintained to cover the transactions in accordance with SEC positions. When a Fund sells protection on an individual credit default swap or an index (CDX), upon a credit event, the Fund may be obligated to deliver the underlying credit or pay the cash equivalent value of the asset for the credit default swap or deliver the underlying index or pay the cash equivalent value of the index for the CDX. Therefore, the cover amount includes the notional value of the underlying credit or the index on a daily mark-to-market basis. Swaps are generally executed pursuant to agreements that provide for the pledging or deposit of liquid assets collateral. Where liquid assets have been pledged or deposited in accordance with Rule 17f-1 under the 1940 Act, the cover amount will be less any assets pledged or deposited as collateral in connection with the swap.

To the extent that a Fund cannot dispose of a swap in the ordinary course of business within seven days at approximately the value at which the Fund has valued the swap, the Fund will treat the swap as illiquid and subject to its overall limit on illiquid investments of 15% of the Fund's net assets.

Futures. The Funds may enter into contracts for the purchase or sale for future delivery of securities and indices. The Funds (except for Series M) may also enter into contracts for the purchase or sale for future delivery of foreign currencies. Series M may purchase and sell municipal bond index futures contracts, municipal debt futures contracts, interest rate futures contracts and treasury futures.

Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference asset, such as a specific security, currency, commodity, interest rate or index at a specified price at a specified later date. A purchase of a futures contract means the acquisition of a contractual right to obtain delivery to a Fund of the securities or foreign currency called for by the contract at a specified price during a specified future month. When a futures contract is sold, a Fund incurs a contractual obligation to deliver the securities or foreign currency underlying the contract at a specified price on a specified date during a specified future month.

When a Fund enters into a futures transaction, it must deliver to the FCM selected by the Fund, an amount referred to as "initial margin." The initial margin is required to be deposited in cash or government securities with an FCM. Minimum initial margin requirements are established by the futures exchange and FCMs may establish initial margin requirements that are higher than the exchange requirements. After a futures contract position is opened, the value of the contract is marked-to-market daily. If a futures contract price changes to the extent that the margin deposit does not satisfy margin requirements, payment of a "variation margin" to be held by the FCM, will be required. Conversely, a reduction in the contract value may reduce the required margin resulting in a repayment of excess margin to the custodial accounts of a Fund. The Funds may also effect futures transactions through FCMs who are affiliated with the Advisor or the Fund in accordance with procedures adopted by the Board. Because all transactions in the futures market are made, offset or fulfilled by an FCM through a clearinghouse associated with the exchange on which the contracts are traded, a Fund will incur brokerage fees when it buys or sells futures contracts.

The Funds will enter into futures transactions on domestic exchanges and, to the extent such transactions have been approved by the CFTC for sale to customers in the United States, on foreign exchanges. In addition, the Funds may sell stock index futures in anticipation of or during a market decline to attempt to offset the decrease in market value of its common stocks that might otherwise result; and it may purchase such contracts in order to offset increases in the cost of common stocks that it intends to purchase.

Although some futures contracts by their terms require the actual delivery or acquisition of the underlying instrument or asset, some require cash settlement. Where futures contracts provide for the delivery of securities, deliveries usually do not occur. Futures contracts can be terminated by entering into offsetting transactions. The Funds will cover their obligations under the futures transactions in which they participate by either (i) holding offsetting positions that appropriately equal the daily market value of the particular Fund's position in the futures contract (less the initial margin and any variation margins deposited with an FCM); or (ii) accruing such amounts on a daily basis and maintaining Segregated Assets to cover the futures contract. With respect to a futures contract that is contractually required to "cash-settle," a Fund is permitted to maintain Segregated Assets in an amount equal to the Fund's daily marked-to-market (net) obligation (i.e., the Fund's daily net liability if any) rather than the notional value (in other words, the initial margin plus any variation margin (unrealized loss) due based on the previous day's trading). The total cover required for all cash-settled futures contracts may be determined by netting the aggregate obligations of such contracts. By setting aside assets equal to only its net obligation under cash-settled future contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. With respect to a futures contract that is not contractually required to "cash-settle," a Fund must cover its open position by maintaining Segregated Assets equal to the contract's full, notional value. However, the Fund may net non-cash settled futures contracts if the futures have the same expiration date and underlying asset. The value of any liquid assets held as initial or variation margin with an FCM for a cash-settled or non-cash-settled futures contract may be deemed physically segregated or earmarked for "cover" purposes so long as such assets are held in compliance with Rule 17f-6 under the 1940 Act.

The Funds may enter into futures contracts to protect against the adverse effects of fluctuations in security prices, interest or foreign exchange rates without actually buying or selling the securities or foreign currency. For example, if interest rates are expected to increase, a Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Because fluctuations in the value of futures contracts should be similar to those of debt securities, a Fund could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market. The Funds may also enter into futures contracts as a low cost method for gaining or reducing exposure to a particular currency or securities market without directly investing in those currencies or securities.

Futures strategies also can be used to manage the average duration of a Fund's portfolio. If the Advisor wishes to shorten the average duration of the Fund's portfolio, the Fund may sell a futures contract or a call option thereon or purchase a put option on that futures contract. If the Advisor wishes to lengthen the average duration of the Fund's portfolio, the Fund may buy a futures contract or a call option thereon or sell a put option thereon.

To the extent that market prices move in an unexpected direction, a Fund may not achieve the anticipated benefits of futures contracts or may realize a loss. For example, if a Fund is hedged against the possibility of an increase in interest rates, which would adversely affect the price of securities held in its portfolio, and interest rates decrease instead, the Fund would lose part or all of the benefit of the increased value that it has because it would have offsetting losses in its futures position. In addition, in such situations, if the Fund had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices that would reflect the rising market. A Fund may be required to sell securities at a time when it may be disadvantageous to do so.

Futures exchanges may also limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

Futures contracts that are traded on non-US exchanges may not be as liquid as those purchased on CFTC-designated contract markets. In addition, non-US futures contracts and exchanges may be subject to varied regulatory oversight. The price of any non-US futures contract and, therefore, the potential profit and loss thereon, may be affected by any change in the non-US exchange rate between the time a particular order is placed and the time it is liquidated, offset or exercised.

There is a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a futures contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM's customers. If the FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use the Fund's assets, which are held in an omnibus account with assets belonging to the FCM's other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

Series M also may invest in municipal bond index futures contracts and municipal debt futures contracts. A municipal bond index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the securities index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract. Municipal debt futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

Options. The Funds may purchase and write call or put options on foreign or US securities and indices and enter into related closing transactions. A Fund may also purchase and write call options on particular market segment indices to achieve temporary exposure to a specific industry.

The Funds may invest in options that are either listed on US or recognized foreign exchanges or traded over-the-counter. Certain OTC options may be illiquid. Thus, it may not be possible to close options positions and this may have an adverse impact on a Fund's ability to effectively hedge its securities. The Trust has been notified by the SEC that it considers OTC options to be illiquid. Accordingly, a Fund will only invest in such options to the extent consistent with its 15% limit on investments in illiquid securities.

Purchasing call options—The Funds may purchase call options on securities. Series M may purchase call options on securities to the extent that premiums on all outstanding call options paid by the Fund do not aggregate to more than 20% of the Fund's total assets. When a Fund purchases a call option, in return for a premium paid by the Fund to the writer of the option, the Fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price.

A Fund may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The Fund will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Fund will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

Although the Funds will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by a Fund may expire without any value to the Fund, in which event the Fund would realize a capital loss which will be short-term unless the option was held for more than one year.

Call writing—A Fund may write call options from time to time on such portions of its portfolio, without limit, as the Advisor determines is appropriate in seeking to achieve the Fund's investment objective. If the security over which a call has been sold rises in value beyond the strike price of the sold option, then the Fund may not fully participate in the price appreciation.

During the option period for a call option, the writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option or upon entering a closing purchase transaction. A closing purchase transaction, in which a Fund, as writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written, cannot be effected once the option writer has received an exercise notice for such option.

Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

If a call option expires unexercised, a Fund will realize a short-term capital gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security plus the amount of the premium on the option less the commission paid.

The Funds will generally write call options on a covered basis. A call option written by a Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration maintained as Segregated Assets by the Fund's custodian) upon conversion or exchange of other securities held by the Fund. A call option is also deemed to be covered if a Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained as Segregated Assets by the Fund's custodian.

From time to time, Series T will write a call option that is not covered as indicated above, but where the Fund's custodian will maintain Segregated Assets for the term of the option having a value equal to the fluctuating market value of the optioned securities or currencies, marked-to-market daily, in accordance with SEC positions. While such an option would be "covered" with sufficient collateral to satisfy SEC prohibitions on issuing senior securities, this type of strategy would expose the Funds to the risks of writing uncovered options. When writing uncovered call options, a Fund is subject to the risk of having to purchase the security or currency subject to the option at a price higher than the exercise price of the option. As the price of a security or currency could appreciate substantially, a Fund's loss could be significant.

Purchasing put options—The Funds may purchase put options. Series M may only purchase put options to the extent that the premiums on all outstanding put options do not exceed 20% of the Fund's total assets. Series M generally will, at all times during which it holds a put option, own the security covered by such option. With regard to the writing of put options, Series M will limit the aggregate value of the obligations underlying such put options to 50% of its total assets. A put option purchased by a Fund gives it the right to sell one of its securities for an agreed upon price up to an agreed upon date. The Funds intend to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow the Funds to protect unrealized gains in an appreciated security in its portfolio without actually selling the security. If the security does not drop in value, a Fund will lose the value of the premium paid. A Fund may sell a put option that it has previously purchased prior to the sale of the securities underlying such option. Such sale will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option that is sold.

The Funds may sell a put option purchased on individual portfolio securities. Additionally, the Funds may enter into closing sale transactions. A closing sale transaction is one in which a Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

Writing put options—The Funds may also write put options on a secured basis, which means that the Funds' custodian will maintain Segregated Assets in an amount not less than the exercise price of the option at all times during the option period. Further, assets segregated or earmarked to cover a sale of a put option will be different from the security or the instrument underlying the option. The amount of Segregated Assets will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by the Fund. Secured put options will generally be written in circumstances where the Advisor wishes to purchase the underlying security for a Fund's portfolio at a price lower than the current market price of the security. In such event, a Fund would write a secured put option at an exercise price that, reduced by the premium received on the option, reflects the lower price it is willing to pay.

Following the writing of a put option, a Fund may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. A Fund may not, however, effect such a closing transaction after it has been notified of the exercise of the option.

Index options. The Funds may purchase exchange-listed call options on stock indices and fixed income indices and sell such options in closing sale transactions for hedging purposes. A Fund also may purchase call options on indices primarily as a substitute for taking positions in certain securities or particular market segments. A Fund may also purchase call options on an index to protect against increases in the price of securities underlying that index that the Fund intends to purchase pending its ability to invest in such securities.

In addition, the Funds may purchase put options on stock indicies and fixed income indices and sell such options in closing sale transactions. A Fund may purchase put options on broad market indices in order to protect its fully invested portfolio from a general market decline. Put options on market segments may be bought to protect a Fund from a decline in the value of heavily weighted industries in the Fund's portfolio. Put options on stock and fixed income indices may also be used to protect a Fund's investments in the case of a major redemption.

The Funds may also write (sell) put and call options on stock indicies and fixed income indices. While the option is open, the Funds' custodian will maintain Segregated Assets to cover the transactions, marked-to-market daily in accordance with SEC positions.

Options on indices are similar to regular options except that an option on an index gives the holder the right, upon exercise, to receive an amount of cash if the closing level of the index upon which the option is based is greater than (in the case of a call) or lesser than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiple (the "multiplier"). The indices on which options are traded include both US and non-US markets.

Special risks of options on indices. The Funds' purchases of options on indices will subject them to the risks described below.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Fund will realize gain or loss on the purchase of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment rather than movements in the price of a particular security. Accordingly, successful use by a Fund of options on indices is subject to the Advisor's ability to predict correctly the direction of movements in the market generally or in a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

Index prices may be distorted if trading of a substantial number of securities included in the index is interrupted causing the trading of options on that index to be halted. If a trading halt occurred, a Fund would not be able to close out options that it had purchased and the Fund may incur losses if the underlying index moved adversely before trading resumed. If a trading halt occurred and restrictions prohibiting the exercise of options were imposed through the close of trading on the last day before expiration, exercises on that day would be settled on the basis of a closing index value that may not reflect current price information for securities representing a substantial portion of the value of the index.

If a Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall "out-of-the-money," the Fund will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although a Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising the option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Options on futures contracts. A Fund may purchase and write options on futures contracts in which it is allowed to invest. For more information about the risks of entering into futures contracts, see "Futures" above.

When a Fund buys an option on a futures contract, it pays a premium for the right, but does not have the obligation, to purchase (call) or sell (put) the futures contract at a set price (called the exercise price). The purchase of a call or put option on a futures contract is similar in some respects to the purchase of a call or put option on an individual security or currency. Depending on the premium paid for the option compared to either the price of the futures contract upon which it is based or the price of the underlying reference instrument, the option may be less risky than direct ownership of the futures contract or the underlying reference instrument. For example, a Fund could purchase a call option on a long futures contract when seeking to hedge against an increase in the market value of the underlying reference instrument, such as appreciation in the value of a non-US currency against the US dollar.

When a Fund writes an option on a futures contract, the Fund becomes contractually obligated to take the opposite futures position if the buyer of the option exercises its rights to the futures position specified in the option. In return for the premium paid by the buyer, the seller assumes the risk of taking a possibly adverse futures position, which could result in substantial and potentially unlimited losses. The writing of a call option on a futures contract constitutes a partial hedge against the declining price of the security or foreign currency that is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is below the exercise price, the Funds will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the value of a Fund's investment portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against the increasing price of the security or foreign currency that is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is higher than the exercise price, the Funds will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities that the Funds intend to purchase.

Options on a stock index futures contract give the holder the right to receive cash. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date. If a put or call option that a Fund has written is exercised, the Fund may incur a loss, which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options positions, a Fund's losses from existing options on futures may, to some extent, be reduced or increased by changes in the value of portfolio securities. For example, a Fund will purchase a put option on an interest rate futures contract to hedge the Fund's investment portfolio against the risk of rising interest rates.

Furthermore, with respect to options on futures contracts, a Fund may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and have the same exercise price and expiration date. The ability to establish and close out positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.

Options on swap agreements. A Fund may purchase options on swap agreements. For more information about these types of instruments, see "Swaps" above.

Forward foreign currency contracts. The Funds (except for Series M) may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions, to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency.

Forward foreign currency contracts are traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades. The Funds will account for forward contracts by marking-to-market each day at current forward contract values.

A Fund will enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a non-cash settled forward contract, or enters into a cash settled forward contract for a foreign currency for which it does not own securities denominated in that currency, to sell an amount of foreign currency, the Fund's custodian or sub-custodian will maintain Segregated Assets in an amount equal to the contract's full notional exposure of the Fund's delivery obligation under the contract. However, where a forward is executed pursuant to an agreement that provides that the different currency deliverable amounts may be converted into a single currency to determine the net realized gain or loss for settlement purposes, the cover amount is equal to the daily mark-to-market (net) obligation of a Fund (the unrealized loss, if any), as opposed to the full notional exposure of a Fund's delivery obligation. Fur-

ther, where a Fund has offsetting long and short positions in identical currencies, the notional amounts of the currency positions may be netted against each other, and the cover amount is the net notional amount owed. The cover amount may be further reduced if the netting arrangement described above applies to both currency transactions, whereby the cover amount would equal the aggregate net unrealized loss of the Fund. Settlement processes for deliverable forward currency contracts may further reduce a Fund's delivery obligation and therefore the cover amount. Where a settlement arrangement (such as CLS) provides that on the expiration date the gross notional delivery amount across all transactions will be aggregated, the cover amount is equal to the Fund's net notional amount owed.

Non-deliverable forwards. The Funds (except for Series M) may, from time to time, engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between a Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, the Fund and the counterparty agree to net the settlement by making a payment in US dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction's notional amount by the difference between the agreed upon forward exchange rate and the actual exchange rate when the transaction is completed.

When a Fund enters into a non-deliverable forward transaction, the Fund's custodian will maintain Segregated Assets in an amount equal to the daily mark-to-market (net) obligation of the Fund. If the additional Segregated Assets decline in value or the amount of the Fund's commitment increases because of changes in currency rates, additional cash or securities will be designated as Segregated Assets on a daily basis so that the value of the account will be equal to the daily mark-to-market (net) obligation of the Fund under the non-deliverable forward agreement.

Since a Fund generally may only close out a non-deliverable forward with the particular counterparty, there is a risk that the counterparty will default on its obligation under the agreement. If the counterparty defaults, a Fund will have contractual remedies pursuant to the agreement related to the transaction, but there is no assurance that contract counterparties will be able to meet their obligations pursuant to such agreements or that, in the event of a default, a Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions.

In addition, where the currency exchange rates that are the subject of a given non-deliverable forward transaction do not move in the direction or to the extent anticipated, a Fund could sustain losses on the non-deliverable forward transaction. A Fund's investment in a particular non-deliverable forward transaction will be affected favorably or unfavorably by factors that affect the subject currencies, including economic, political and legal developments that impact the applicable countries, as well as exchange control regulations of the applicable countries. These risks are heightened when a non-deliverable forward transaction involves currencies of emerging market countries because such currencies can be volatile and there is a greater risk that such currencies will be devalued against the US dollar or other currencies.

Under definitions adopted by the CFTC and SEC, non-deliverable forwards (including some deliverable forwards that are cash-settled) are considered swaps, and therefore are included in the definition of "commodity interests." Although non-deliverable forwards have historically been traded in the OTC market, as swaps they may in the future be required to be centrally cleared and traded on public facilities. For more information on central clearing and trading of cleared swaps, see "Swaps" and "Risks of potential regulation of swaps and other derivatives." Currency and cross currency forwards that qualify as deliverable forwards are not regulated as swaps for most purposes, and are not included in the definition of "commodity interests." However these forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, documentation requirements, and business conduct rules applicable to swap dealers. CFTC regulation of currency and cross currency forwards, especially non-deliverable forwards, may restrict a Fund's ability to use these instruments in the manner described above or subject the Advisor to CFTC registration and regulation as a CPO.

Options on foreign currencies. The Funds (except for Series M) also may purchase and write put and call options on foreign currencies (traded on US and foreign exchanges or OTC markets) to manage the Funds' exposure to changes in currency exchange rates. The Funds may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Funds may purchase put options on the foreign currency. If the dollar price of the currency does decline, a Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the dollar price of such securities, the Funds may purchase call options on such currency.

The purchase of such options could offset, at least partially, the effects of the adverse movement in exchange rates. As in the case of other types of options, however, the benefit to the Funds to be derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Funds may write options on foreign currencies for the same types of hedging purposes. For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in the value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may be required to forego all or a portion of the benefit that might otherwise have been obtained from favorable movements in exchange rates.

The Funds may also engage in options transactions for non-hedging purposes. The Funds may use options transactions to gain exposure to a currency when the Advisor believes that exposure to the currency is beneficial to a Fund but believes that the securities denominated in that currency are unattractive.

The Funds may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration maintained as Segregated Assets by the Funds' custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written, or (b) is greater than the exercise price of the call written if the difference is maintained as Segregated Assets by the Funds' custodian.

With respect to writing put options, at the time the put is written, the Funds' custodian will maintain Segregated Assets in an amount equal in value to the exercise price of the put. The Segregated Assets will be maintained and marked-to-market daily until the put is exercised, has expired or the Fund has purchased a closing put of the same series as the one previously written.

Exchange-traded notes ("ETNs"). The Funds may invest in ETNs. ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the New York Stock Exchange ("NYSE")) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day's market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged.

The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. A Fund's decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.

The timing and character of income and gains derived from ETNs is under consideration by the U.S. Treasury and IRS and may also be affected by future legislation.

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.

The market value of ETN shares may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Structured notes. Series M and Series T may invest in structured notes. Structured notes are derivative debt securities, the interest rate and/or principal of which is determined by an unrelated indicator. The value of the principal of and/or interest on structured notes is determined by reference to changes in the return, interest rate or value at maturity of a specific asset, reference rate or index (the "reference instrument") or the relative change in two or more reference instruments. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased, depending upon changes in the applicable reference instruments. Structured notes may be positively or negatively indexed, so that an increase in value of the reference instrument may produce an increase or a decrease in the interest rate or value of the structured note at maturity. In addition, changes in the interest rate or the value of the structured note at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such note may be very volatile. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured notes may also be more volatile, less liquid and more difficult to accurately price than less complex securities or more traditional debt securities. In order to cover structured notes, a Fund, to the extent required by the SEC, will maintain Segregated Assets in accordance with SEC positions to cover its obligations with respect to such instruments.

Credit-linked securities. Series M and Series T may invest in credit-linked securities. Credit-linked securities are debt securities that represent an interest in a pool of, or are otherwise collateralized by, one or more corporate debt obligations or credit default swaps on corporate debt or bank loan obligations. Such debt obligations may represent the obligations of one or more corporate issuers. A Fund has the right to receive periodic interest payments from the issuer of the credit-linked security (usually the seller of the underlying credit default swap(s)) at an agreed-upon interest rate, and a return of principal at the maturity date.

A Fund bears the risk of loss of its principal investment and the periodic interest payments expected to be received for the duration of its investment in the credit-linked security, in the event that one or more of the underlying corporate debt obligations or credit default swaps, go into default or otherwise become non-performing. Upon the occurrence of such a credit event (including bankruptcy, failure to timely pay interest or principal or a restructuring) with respect to an underlying debt obligation (which may represent a credit event of one or more underlying obligors), a Fund will generally reduce the principal balance of the related credit-linked security by the Fund's pro rata interest in the par amount of the defaulted underlying debt obligation in exchange for the actual value of the defaulted underlying obligation or the defaulted underlying obligation itself, thereby causing the Fund to lose a portion of its investment. As a result, on an ongoing basis, interest on the credit-linked security will accrue on a smaller principal balance and a smaller principal balance will be returned at maturity. To the extent that a credit-linked security represents an interest in underlying obligations of a single corporate issuer, a credit event with respect to such an issuer presents greater risk of loss to a Fund than if the credit-linked security represented an interest in underlying obligations of multiple corporate issuers.

In addition, a Fund bears the risk that the issuer of the credit-linked security will default or become bankrupt. In such an event, a Fund may have difficulty being repaid, or fail to be repaid, the principal amount of its investment and the remaining periodic interest payments thereon.

An investment in credit-linked securities also involves reliance on the counterparty to the swap entered into with the issuer to make periodic payments to the issuer under the terms of the credit default swap. Any delay or cessation in the making of such payments may be expected in certain instances to result in delays or reductions in payments to a Fund as an investor in such credit-linked securities. Additionally, credit-linked securities are typically structured as limited recourse obligations of the issuer of such securities such that the securities issued will usually be obligations solely of the issuer and will not be obligations or responsibilities of any other person.

Most credit-linked securities are structured as Rule 144A securities so that they may be freely traded among institutional buyers. A Fund will generally only purchase credit-linked securities that are determined to be liquid in accordance with the Fund's liquidity guidelines. However, the market for credit-linked securities may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit-linked securities. In certain cases, a market price for a credit-linked security may not be available or may not be reliable, and a Fund could experience difficulty in selling such security at a price the investment manager believes is fair. In the event a credit-linked security is deemed to be illiquid, a Fund will include such security in calculating its limitation on investments in illiquid securities.

The value of a credit-linked security will typically increase or decrease with any change in the value of the underlying debt obligations, if any, held by the issuer and the credit default swap. Further, in cases where the credit-linked security is structured such that the payments to a Fund are based on amounts received in respect of, or the value of performance of, any underlying debt obligations specified in the terms of the relevant credit default swap, fluctuations in the value of such obligation may affect the value of the credit-linked security.

The collateral of a credit-linked security may be one or more credit default swaps, which are subject to additional risks. See "Strategies for using derivative instruments—swaps" for a description of additional risks associated with credit default swaps.

Equity participation notes or equity linked notes (collectively "EPNs") (Series G only). The Fund may invest up to 10% of its total assets in EPNs. An EPN is a debt instrument whose return is determined by the performance of a single equity security. When purchasing an EPN, the Fund pays the counterparty the current value of the underlying security plus a commission. During the time that the EPN is owned, the price of the EPN will fluctuate in accordance with the price fluctuation of the underlying security, with a currency adjustment to reflect the fact that EPNs are generally priced in US dollars whereas the underlying security is generally denominated in a foreign currency. At maturity or sale, the EPN owner's profit or loss is the sum of the appreciation/depreciation of the underlying security, plus the appreciation/depreciation of the underlying security's currency relative to the US dollar, less any commissions paid. The Fund only invests in EPNs for which the underlying security is a permissible investment pursuant to the Fund's investment policies and restrictions.

The Fund invests in EPNs only to gain exposure to equities in foreign markets where direct investments in equity securities are not easily accessible or otherwise obtainable. The Fund may only invest in EPNs that are unleveraged and that do not have a "cap" or a "floor" on the maximum principal amount to be repaid to the Fund at maturity. In addition, the Fund may only invest in EPNs that are based on the performance of a single underlying equity security; that have no premium or discount in relation to the underlying asset; and that provide for the retention of dividend rights. Investments in EPNs will only be made if the counterparty is a financial institution rated at least A1 by S&P, P1 by Moody's or F1 by Fitch.

EPNs possess the risks associated with the underlying security, such as market risk, and, with respect to EPNs based on foreign securities, foreign securities and currency risks. EPNs, however, involve greater risks than if the Fund had invested in the underlying security directly, since, in addition to general market and foreign securities risks, EPNs are subject to counterparty, credit and illiquidity risks. Counterparty risk is the risk that the issuer of the EPN may fail to pay the full amount due at maturity or redemption. In addition, an investment in an EPN creates exposure to the credit risk of the issuing financial institution. Also, the secondary market for EPNs may be limited, and the lack of liquidity in the secondary market may make EPNs difficult to dispose of and to value. In choosing EPNs appropriate for the Fund, the Advisor will select only those EPNs that have demonstrated patterns of brokers willing to provide liquidity on demand to ensure that the EPNs maintain their liquidity. The Fund, however, will treat EPNs as illiquid and subject to its overall limit on illiquid investments of 15% of the Fund's net assets.

Special risks of certain derivatives

Certain derivative contracts entered into by the Funds may contain certain credit-risk-related contingent features that could be triggered subject to certain circumstances. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract.

Risks of potential regulation of swaps and other derivatives

The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which the Funds engage in derivative transactions, may limit or prevent a Fund from using or limit a Fund's use of these instruments effectively as a part of its investment strategy, and could adversely affect a Fund's ability to achieve its investment objective. The Advisor will continue to monitor developments in the area, particularly to the extent regulatory changes affect the Funds' ability to enter into desired swap agreements. New requirements, even if not directly applicable to a Fund, may increase the cost of the Fund's investments and cost of doing business.

Commodity pool operator exclusions

With respect to the Funds, the Advisor has claimed an exclusion from the definition of "commodity pool operator" ("CPO") under the Commodity Exchange Act ("CEA") and the rules of the CFTC and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, although the Advisor is registered with the CFTC as a "commodity trading advisor" ("CTA"), with respect to the Funds the Advisor is relying upon an exclusion from the definition of CTA under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require each of the Funds, among other things, to adhere to certain limits on its investments in "commodity interests." Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable currency forwards, as further described in this SAI. Because the Advisor and each Fund intends to comply with the terms of the CPO exclusion, a Fund may, in the future, need to adjust its investment strategies, consistent with its investment objective, to limit its investments in these types of instruments. These Funds are not intended as vehicles for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Advisor's reliance on these exclusions, or the Funds, their respective investment strategies or this SAI.

Generally, the exclusion from CPO regulation on which the Advisor relies requires each of the Funds to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish the Fund's positions in commodity interests may not exceed 5% of the liquidation value of the Fund's portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the Fund's commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the Fund's portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, these Funds may not be marketed as commodity pools or otherwise as vehicles for trading in the commodity futures, commodity options or swaps markets. If, in the future, a Fund can no longer satisfy these requirements, the Advisor would withdraw its notice claiming an exclusion from the definition of a CPO, and the Advisor would be subject to registration and regulation as a CPO with respect to that Fund, in accordance with CFTC rules that apply to CPOs of registered investment companies. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Advisor's compliance with comparable SEC requirements. However, as a result of CFTC regulation with respect to a Fund, the Fund may incur additional compliance and other expenses.

Summary of risks

The principal risks of investing in each of the Funds are described in the risks sections of the Prospectus.

Cybersecurity risk

The Funds, like all companies, may be susceptible to operational and information security risks. Cyber security failures or breaches of the Funds or their service providers or the issuers of securities in which the Funds invest have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Funds and their shareholders could be negatively impacted as a result.

Investment limitations of the Funds

Fundamental limitations. The investment limitations set forth below are fundamental policies and may not be changed by a Fund without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. Unless otherwise indicated, all percentage limitations listed below apply to the Funds only at the time of the transaction. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage that results from a relative change in values or from a change in a Fund's total assets will not be considered a violation. Each Fund may not:

(1)  Purchase or sell real estate, except that the Fund may purchase or sell securities of REITs;

(2)  Purchase or sell commodities, except that the Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies and other indices or any other financial instruments, and may purchase and sell options on such futures contracts;

(3)  Issue securities senior to the Fund's presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Fund from: (a) making any permitted borrowings, loans or pledges; (b) entering into options, futures contracts, forward contracts, repurchase transactions, or reverse repurchase transactions; or (c) making short sales of securities (with respect to Series M and Series T, up to 10% of the Fund's net assets) to the extent permitted by the 1940 Act and any rule or order thereunder, or SEC staff interpretations thereof;

(4)  Make loans to other persons, except: (1) with respect to Series M and Series T: (a) through the lending of its portfolio securities; (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans for investment purposes in accordance with its investment objectives and policies; and (c) to the extent the entry into a repurchase agreement is deemed to be a loan; and (2) with respect to Series G and Series S: (a) through the lending of its portfolio securities or to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted to the SEC; (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies; and (c) to the extent the entry into a repurchase agreement is deemed to be a loan;

(5)  Borrow money in excess of 33 1/3% of the value of its assets, except as a temporary measure for extraordinary or emergency purposes to facilitate redemptions. All borrowings will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required;

(6)  Concentrate (invest more than 25% of its net assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the US government or any of its agencies or, with respect to Series M, tax-exempt municipal securities) (provided that, with respect to Series T, investments in other investment companies shall not be considered an investment in any particular industry for purposes of this investment limitation); and

(7)  Act as an underwriter, except to the extent the Fund may be deemed to be an underwriter when selling its own shares.

In addition, Series G, Series S and Series T may not:

Purchase the securities of any one issuer (other than the US government or any of its agencies or instrumentalities or securities of other investment companies, whether registered or excluded from registration under Section 3(c) of the 1940 Act) if immediately after such investment (a) more than 5% of the value of the Fund's total assets would be invested in such issuer or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations.

The Underlying Funds may have different fundamental and non-fundamental limitations from those of Series T.

With respect to the real estate restriction described in (1) above, the restriction does not prevent the Fund from investing in REITs or similar real estate securities.

For purposes of the commodities restriction described in (2) above, the term "any other financial instruments" includes swap agreements.

Trustees and officers; principal holders and management ownership of securities

Board of Trustees

Organization of the Board

The Board is responsible for establishing the Trust's policies and for overseeing the management of the Trust and the Funds. The Board elects the officers of the Trust, who, along with third-party service providers, are responsible for administering the day-to-day operations of the Trust. The Board is comprised of five Trustees that are not considered to be "interested persons" by reason of their relationship with the Trust's management or otherwise as defined under the 1940 Act ("Independent Trustees"). Frank K. Reilly, an Independent Trustee, is Chairman of the Board. As Chairman of the Board, Mr. Reilly approves agendas for Board meetings and generally facilitates communication and coordination among the Independent Trustees and between the Independent Trustees and management. Ms. Adela Cepeda also acts as liaison between the Trust's Chief Compliance Officer ("CCO") and the Independent Trustees with respect to compliance matters between scheduled Board meetings.

The Board meets in person at least four times each year. At each in-person meeting, the Independent Trustees meet in executive session to discuss matters outside the presence of management. In addition, the Board holds special telephonic meetings throughout the year and the Trustees also discuss other matters on a more informal basis at other times.

The Board has two standing committees: an Audit Committee and a Nominating, Compensation and Governance Committee (the "Nominating Committee"). As described below, through these Committees, the Independent Trustees have direct oversight of the Trust's accounting and financial reporting policies, the selection and nomination of candidates to the Board and the Trust's governance procedures.

Each Independent Trustee (except Abbie J. Smith) sits on the Trust's Audit Committee, which has the responsibility, among other things, to: (i) select, oversee and approve the compensation of the Trust's independent registered public accounting firm; (ii) oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; and (iii) oversee the quality and objectivity of the Funds' financial statements and the independent audit(s) thereof. The Audit Committee met three times during the fiscal year ended December 31, 2017.

Each Independent Trustee sits on the Trust's Nominating Committee, which has the responsibility, among other things, to: (i) make recommendations and to consider shareholder recommendations for nominations for Board members; (ii) review Board governance procedures and recommend any appropriate changes to the full Board; (iii) periodically review Trustee compensation and recommend any changes to the Independent Trustees as a group; and (iv) make recommendations to the full Board for nominations for membership on all committees, review all committee assignments annually and periodically review the responsibilities and need for all committees of the Board. The Nominating Committee met once during the fiscal year ended December 31, 2017.

The Board also at times creates other committees of Board members to assist in the evaluation of specific matters. The Independent Trustees have also engaged independent legal counsel, and the Trustees have from time to time engaged consultants and other advisors to assist them in performing their oversight responsibilities.

The Board believes that the existing Board structure for the Trust is appropriate because it allows the Independent Trustees to exercise independent judgment in evaluating the governance of the Trust and performance of the Funds' service providers.

Board oversight of risk management

The Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular board meetings, through regular reports that have been developed by Fund management and the Advisor. These reports address certain investment, valuation and compliance matters.

The Board also may receive special written reports or presentations on a variety of risk issues, either upon the Board's request or upon the initiative of the Advisor, including discussions with the Advisor's Chief Risk Officer. In addition, the Audit Committee of the Board meets at least annually with the Advisor's internal audit group to discuss the results of the internal audit group's examinations of the functions and processes of the Advisor that affect the Funds and to be advised regarding the internal audit group's plans for upcoming audits.

With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of the Funds. The Board discusses these reports and the performance of the Funds and investment risks with management of the Advisor at the Board's regular meetings. To the extent that the Advisor seeks to change a Fund's investment strategy that may have a material impact on the Fund's risk profile or invest in a new type of security or instrument, the Board generally is provided information on such proposed changes for the Board's approval. In addition, the Advisor provides, at the request of the Board, an annual report on the use of derivatives by the Funds.

With respect to valuation, the Advisor provides regular written reports to the Board that enables the Board to monitor fair valued securities in the Funds. Such reports also include information concerning illiquid securities held by the Funds. In addition, the Audit Committee reviews valuation procedures and pricing results with the Trust's independent registered public accounting firm in connection with such Committee's review of the results of the audit of each Fund's year-end financial statements.

With respect to compliance risks, the Board receives regular compliance reports prepared by the Advisor's compliance group and meets regularly with the CCO to discuss compliance issues, including compliance risks.

As required under SEC rules, the Independent Trustees meet at least quarterly in executive session with the CCO, and the Trust's CCO prepares and presents an annual written compliance report to the Board. The Board adopts compliance policies and procedures for the Trust and receives information about the procedures in place for the Trust's service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

At the request of the Board, the Advisor also has provided presentations to the Board with respect to the Advisor's operational risk management.

Trustee qualifications

When a vacancy occurs on the Board, the Nominating Committee of the Board evaluates a candidate's qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust's outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust's total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Adela Cepeda, care of Mark Kemper, the Secretary of the Trust, at UBS Asset Management, One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope "Nominating Committee." The Qualifying Fund Shareholder's letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust that are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee's resume or curriculum vitae. The Qualifying Fund Shareholder's letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

The Nominating Committee of the Board believes that it is in the best interests of the Trust and its shareholders to obtain highly-qualified individuals to serve as members of the Board. In assessing Trustees for the Board, the Nominating Committee may consider factors such as the person's judgment, skill, diversity and experience with investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight and the interplay of a Trustee or candidate's experience with the experience of other Board members. The Board believes that collectively, the Trustees currently serving on the Board have balanced and diverse experience, qualifications, attributes and skills that allow the Board to effectively oversee the management of the Trust and protect the interests of shareholders. The Board noted that each Independent Trustee had experience serving as a director on the boards of operating companies and/or other investment companies. The Board also considered that Adela Cepeda, John J. Murphy, and J. Mikesell Thomas have or had careers in the financial services or investment industries, including holding executive positions in companies engaged in these industries, which allows these Trustees to bring valuable, relevant experience as members of the Board. The Board also noted that both Frank K. Reilly and Abbie J. Smith, as Professors of Finance and Accounting, respectively, also have the relevant skills and experience to serve as members of the Board.

The Trustees and executive officers of the Trust, along with their principal occupations over the past five years and their affiliations, if any, with UBS AM are listed below. None of the Trustees is an "interested person" (as defined in the 1940 Act) of the Trust.

Independent trustees

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee during past 5 years
Adela Cepeda; 60 PFM Financial Advisors LLC 222 N. LaSalle Street, Suite 910 Chicago, IL 60601	Trustee	Since 2004

Ms. Cepeda is a managing director at PFM Financial Advisors LLC (since 2016). Prior to joining PFM Financial Advisors LLC, from 1995 to 2016, Ms. Cepeda was founder and president of A.C. Advisory, Inc.

Ms. Cepeda is a trustee of three investment companies (consisting of 21 portfolios) for which UBS AM serves as investment advisor or manager.

Ms. Cepeda is a director (since 2012) of BMO Financial Corp. (US holding company for the BMO Harris Bank N.A.), director of the Mercer Funds (9 portfolios) (since 2005), and trustee of the Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios) (since 2008).

John J. Murphy; 74 268 Main Street P.O. Box 718 Gladstone, NJ 07934	Trustee	Since 2009	Mr. Murphy is the president of Murphy Capital Management (investment advisor) (since 1983).[2]	Mr. Murphy is a trustee of three investment companies (consisting of 21 portfolios) for which UBS AM serves as investment advisor or manager.	Mr. Murphy is a director (since 2007) of Legg Mason Equity Funds (54 portfolios) and is a trustee of Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios).
Frank K. Reilly; 82 Mendoza College of Business University of Notre Dame Notre Dame, IN 46556-5649	Chairman and Trustee	Since 2002	Mr. Reilly is the Bernard J. Hank Professor Emeritus of Finance in the Mendoza College of Business at the University of Notre Dame (since 1982) and is a Chartered Financial Analyst (CFA).	Mr. Reilly is a trustee of three investment companies (consisting of 21 portfolios) for which UBS AM serves as investment advisor or manager.

Mr. Reilly is a director (since 1994) of Discover Bank and Bank of New Castle, both banks are subsidiaries of Discover Financial Services, and Mr. Reilly is Chairman of the audit committee for both banks.

Abbie J. Smith; 65 The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637	Trustee	Since 2009

Ms. Smith is a Boris and Irene Stern Distinguished Service Professor of Accounting in The University of Chicago Booth School of Business (since 1980). Formerly, Ms. Smith was a co-founding partner and director of research of Fundamental Investment Advisors, a hedge fund (co-founded in 2004, commenced operations in 2008) (from 2008 to 2010).

Ms. Smith is a trustee of three investment companies (consisting of 21 portfolios) for which UBS AM serves as investment advisor or manager.

Ms. Smith is a director (since 2000) of HNI Corporation (formerly known as HON Industries Inc.) (office furniture) and a director and member (since 2003) and also a member of the audit committee (since May 2017). Ms. Smith was also chair (until October 2015) of the audit committee of Ryder System Inc. (transportation, logistics and supply-chain management). In addition, Ms. Smith is a trustee/director (since 2000) and a member of the audit committee of the Dimensional Funds complex (128 portfolios).

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee during past 5 years
J. Mikesell Thomas; 67 c/o UBS AM One North Wacker Drive Chicago, IL 60606	Trustee	Since 2004

Mr. Thomas is a principal with the investment firm Castle Creek Capital (since 2008) and president and sole shareholder of Mikesell Advisory Corp. (since 2009). He is the former president and CEO of Federal Home Loan Bank of Chicago (from 2004 to 2008) and of First Chicago Bancorp (from 2008 to 2011).

Mr. Thomas is a trustee of three investment companies (consisting of 21 portfolios) for which UBS AM serves as investment advisor or manager.

Mr. Thomas is a director (since 1992) and chairman of the audit committee for Northshore University HealthSystem, a not-for-profit healthcare organization, and a director and member (since 2016) of the audit committee of four indirect subsidiaries of Tokio Marine Holdings, Inc., a publicly traded insurance company headquartered in Tokyo, Japan: HCC Life Insurance Co., U.S. Specialty Insurance Co., Houston Casualty Co., and Producers Agriculture Insurance Co. Mr. Thomas was previously a director (2012-2015), a member of the audit committee (2012-2015) and Chairman of the Investment and Finance Committees (2014-2015) of HCC Insurance Holdings Inc.; and a director of First Chicago Bancorp. (from 2008 to 2010) and First Chicago Bank and Trust (from 2008 to 2010).

1  Each Trustee holds office for an indefinite term.

2  Mr. Murphy is the president and owner of Murphy Capital Management Inc. ("Murphy Capital"), an investment advisory firm. Murphy Capital serves as an investment manager through certain wrap fee investment advisory programs sponsored by UBS Financial Services, Inc., an affiliate of UBS AM (Americas). Murphy Capital is paid management fees for the clients it advises through these wrap fee programs.

Officers

Name, address and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Rose Ann Bubloski[2]; 50	Vice President and Assistant Treasurer	Since 2011

Ms. Bubloski is a director (since 2012) (prior to which she was an associate director (from 2008 to 2012)) and senior manager of product control and investment support (previously named registered fund product control) of UBS AM—Americas region. Ms. Bubloski is vice president and assistant treasurer of 10 investment companies (consisting of 66 portfolios) for which UBS AM serves as investment advisor or manager.

Mark E. Carver[2]; 54	President	Since 2010

Mr. Carver is a managing director and head of product development and management for UBS AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. Mr. Carver is chair of the Americas Product Structuring Committee. Mr. Carver is president of 10 investment companies (consisting of 66 portfolios) for which UBS AM serves as investment advisor or manager.

Franklin P. Dickson[2]; 39	Vice President	Since December 2017

Mr. Dickson is an associate director (since 2015) and tax compliance manager (since October 2017) (prior to which he was a product controller (from 2015 to 2017) of product control and investment support (previously named registered fund product control)) of UBS AM—Americas region. From 2013 through 2015, Mr. Dickson was fund administration and compliance manager for U.S. Bancorp Fund Services, LLC, and from April 2008 through June 2013, Mr. Dickson was vice president, client service manager at BNY Mellon Asset Servicing. Mr. Dickson is a vice president of 10 investment companies (consisting of 66 portfolios) for which UBS AM serves as investment advisor or manager.

Mark F. Kemper[4]; 60	Vice President and Secretary	Since 2002 and 2004, respectively

Mr. Kemper is a managing director and general counsel of UBS AM—Americas region (since 2006 and 2004, respectively). He has been secretary or assistant secretary of UBS AM (Americas) Inc., and UBS Asset Management Trust Company (since 1993). Mr. Kemper is vice president and secretary of 10 investment companies (consisting of 66 portfolios) for which UBS AM serves as investment adivsor or manager. Mr. Kemper is employed by UBS Business Solutions US LLC (since January 2017).

Joanne M. Kilkeary[2]; 50	Vice President, Treasurer and Principal Accounting Officer	Since 2006 and 2017, respectively

Ms. Kilkeary is an executive director (since 2013) (prior to which she was a director (from 2008 to 2013)) and head of regulatory, tax, audit and board governance for product control and investment support (since October 2017) (prior to which she was a senior manager of registered fund product control of UBS AM—Americas region (from 2004-2017)). Ms. Kilkeary is a vice president and treasurer and principal accounting officer of 10 investment companies (consisting of 66 portfolios) for which UBS AM serves as investment advisor or manager.

Name, address and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
William T. MacGregor[2]; 42	Vice President and Assistant Secretary	Since 2015

Mr. MacGregor is an executive director and deputy general counsel with UBS Business Solutions US LLC (since January 2017) and also with UBS AM—Americas region (since 2015). From June 2012 through July 2015, Mr. MacGregor was senior vice president, secretary and associate general counsel of AXA Equitable Funds Management Group, LLC and from May 2008 through July 2015, Mr. MacGregor was lead director and associate general counsel of AXA Equitable Life Insurance Company. Mr. MacGregor is a vice president and assistant secretary of 10 investment companies (consisting of 66 portfolios) for which UBS AM serves as investment advisor or manager.

Nancy D. Osborn[2]; 51	Vice President and Assistant Treasurer	Since 2007

Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of product control and investment support (previously named registered fund product control) of UBS AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 10 investment companies (consisting of 66 portfolios) for which UBS AM serves as investment advisor or manager.

Frank S. Pluchino[3]; 58	Chief Compliance Officer	Since March 2018

Mr. Pluchino is an executive director with UBS AM—Americas region and is also the chief compliance officer of UBS Hedge Fund Solutions LLC (since 2010). Mr. Pluchino serves as chief compliance officer of 15 investment companies (consisting of 71 portfolios) for which UBS AM or one of its affiliates serves as investment advisor or manager.

Eric Sanders[2]; 52	Vice President and Assistant Secretary	Since 2005

Mr. Sanders is a director and associate general counsel with UBS Business Solutions US LLC (since January 2017) and also with UBS AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 10 investment companies (consisting of 66 portfolios) for which UBS AM serves as investment advisor or manager.

Keith A. Weller[2]; 56	Vice President and Assistant Secretary	Since 2004

Mr. Weller is an executive director and senior associate general counsel with UBS Business Solutions US LLC (since January 2017) and also with UBS AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 10 investment companies (consisting of 66 portfolios) for which UBS AM serves as investment advisor or manager.

1  Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board.

2  This person's business address is 1285 Avenue of the Americas, New York, NY 10019-6028.

3  This person's business address is 787 Seventh Avenue, New York, NY 10019

4  This person's business address is One North Wacker Drive, Chicago, IL 60606.

Information about trustee ownership of Fund shares

Trustee	Dollar range of equity securities in trust†	Aggregate dollar range of equity securities in all registered investment companies overseen by trustee for which UBS AM or an affiliate serves as investment advisor, sub-advisor or manager†
Independent trustee
Adela Cepeda	None	$10,001 - $50,000
John J. Murphy	None	None
Frank K. Reilly	None	over $100,000
Abbie J. Smith	None	over $100,000
J. Mikesell Thomas	None	None

†  Information regarding ownership is as of December 31, 2017.

Note regarding ranges: In disclosing the dollar range of equity securities beneficially owned by a Trustee in these columns, the following ranges will be used: (i) none; (ii) $1 - 10,000; (iii) $10,001 - $50,000; (iv) $50,001 - $100,000; or (v) over $100,000.

Information about independent trustee ownership of securities issued by UBS AM or UBS AM (US) or any company controlling, controlled by or under common control with UBS AM or UBS AM (US)

As of December 31, 2017, the Independent Trustees did not own any securities issued by UBS AM or UBS AM (US) or any company controlling, controlled by or under common control with UBS AM or UBS AM (US).

Compensation table

Name and position held	Annual aggregate compensation from UBS AM on behalf of the trust[1]	Pension or retirement benefits accrued as part of fund expenses	Total compensation for the trust and fund complex paid to trustees[2]
Adela Cepeda, Trustee	$44,643	N/A	$167,500
John J. Murphy, Trustee	42,644	N/A	160,000
Frank K. Reilly, Trustee	47,975	N/A	180,000
Abbie J. Smith, Trustee	42,644	N/A	160,000
J. Mikesell Thomas, Trustee	46,642	N/A	175,000

1  Represents aggregate annual compensation paid by UBS AM on behalf of the Trust to each Trustee indicated for the fiscal year ended December 31, 2017.

2  This amount represents the aggregate amount of compensation paid to the Trustees for service on the Board of Trustees of three registered investment companies managed by UBS AM for the fiscal year ended December 31, 2017.

No officer or Trustee of the Trust who is also an officer or employee of the Advisor receives any compensation from the Trust for services to the Trust.

Each Independent Trustee receives for his or her service to the Fund complex (which consists of the Trust and three other registered investment companies), an annual retainer of $160,000 paid quarterly for serving as a Board member. In addition, the chairman of the Board, for serving as chairman of the Board; the chairman of the Audit Committee, for serving as chairman of the Audit Committee; and the chairman of the Nominating Committee, for serving as chairman of the Nominating Committee, each receive from the Fund complex, for his or her service, an annual retainer of $20,000, $15,000 and $7,500, respectively. The Fund complex also reimburses each Trustee and officer for out-of-pocket expenses in connection with travel and attendance at Board meetings.

There is not a separate Investment Committee. Items pertaining to these matters are submitted to the full Board.

Principal holders and management ownership of securities

As of April 2, 2018, the Trustees and officers of a Fund, individually and as a group owned less than 1% of the outstanding equity securities of the Trust and of each Fund.

As of April 2, 2018, there were no persons who owned, of record or beneficially, more than 5% of the outstanding voting shares of the Funds.

Investment advisory, administration, principal underwriting and other service arrangements

Advisors

UBS Asset Management (Americas) Inc. ("UBS AM" or the "Advisor"), with its principal office located at 1285 Avenue of the Americas, New York, NY 10019, manages the assets of the Funds pursuant to its investment advisory agreements with the Trust on behalf of each Fund (the "Agreements"). UBS AM is the Funds' investment advisor and administrator. UBS AM is an investment management firm managing approximately $171.2 billion, as of December 31, 2017, primarily for institutional pension and profit sharing funds. UBS AM is an indirect asset management subsidiary of UBS Group AG and a member of the UBS Asset Management Division, which had approximately $796.3 billion in assets under management as of December 31, 2017. The Advisor is also an affiliate of UBS Financial Services, which provides certain sub-transfer agency and administration services to the Funds.

As of December 31, 2017, the Advisor also serves as the investment advisor or sub-advisor to 16 other investment companies: Advanced Series Trust: AST Small-Cap Growth Portfolio; Aspiration Redwood Fund; EQ Advisors Trust: EQ/UBS Growth and Income Portfolio; Global High Income Fund Inc.; Managed High Yield Plus Fund Inc.; Master Trust; MFS Global Alternative Strategy Fund; Nationwide Global Sustainable Equity Fund; Pacific Life Funds (PF) Currency Strategies Fund; Pacific Select Fund (PSF) Currency Strategies Portfolio; Strategic Global Income Fund Inc.; The UBS Funds; UBS Investment Trust; UBS Series Funds; PACE Select Advisors Trust; and UBS Relationship Funds.

Pursuant to its Agreements with the Trust, on behalf of the Funds, UBS AM does not receive a fee from the Funds for providing investment advisory services. Although the Funds do not compensate UBS AM directly for its services under the Agreements, UBS AM may benefit from the Funds being an investment option in a wrap program sponsored by UBS AM or certain other programs advised or sub-advised by UBS AM or its affiliates. UBS AM is responsible for paying expenses it incurs in providing advisory services as well as the following expenses: (1) the fees and expenses of the Trust's Non-Interested Trustees; (2) the salaries and expenses of any of the Trust's officers or employees who are not affiliated with UBS AM; (3) interest expenses; (4) taxes and governmental fees; (5) the expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions; (6) auditing and legal costs; (7) insurance premiums; (8) fees and expenses of the Trust's custodian, administrative and transfer agent and any related services; (9) expenses of obtaining quotations of the Funds' portfolio securities and of pricing the Funds' shares; (10) expenses of maintaining the Trust's legal existence and of shareholders' meetings; (11) expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses; and (12) fees and expenses of membership in industry organizations.

In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard by UBS AM of its obligations and duties under the Agreements, UBS AM shall not be subject to any liability whatsoever to the Funds, or to any shareholder of the Funds, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Agreements, including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Funds. The Agreements terminate automatically upon their assignment and are terminable at any time without penalty by the Board or by vote of the holders of a majority of a Fund's outstanding voting securities, on 60 days' written notice to UBS AM or by UBS AM on 60 days' written notice to the Trust.

UBS AM and the Trust have received an exemptive order from the SEC that allows the Funds, subject to shareholder approval, to operate under a manager of managers structure, whereby UBS AM, as the Funds' investment manager, can appoint and replace unaffiliated third-party sub-advisors, and enter into, amend and terminate sub-advisory agreements with such sub-advisors, each subject to Board approval but without obtaining shareholder approval. The Board and the shareholders of Series S have approved the adoption of a manager of managers structure for Series S. The use of the manager of managers structure with respect to Series S is subject to certain conditions that are set forth in the SEC exemptive order. Under the manager of managers structure, UBS AM has the ultimate responsibility, subject to oversight by the Board, to oversee the sub-advisor(s) and recommend their hiring, termination and replacement. UBS AM also, subject to the review and approval of the Board: sets Series S's overall investment strategy; evaluates, selects and recommends sub-advisors to manage all or a portion of Series S's assets; allocates and, when appropriate, reallocates Series S's assets among sub-advisors; monitors and evaluates the sub-advisors' performance; and implements procedures reasonably designed to ensure that each sub-advisor complies with Series S's investment goal, policies and restrictions. Series S will inform shareholders of the hiring of any new sub-advisor within 90 days after the hiring.

Manulife serves as the sub-advisor to Series S. Manulife, located at 197 Clarendon Street, Boston, MA 02116, is an investment advisor registered with the SEC. As of December 31, 2017, Manulife had approximately $209.5 billion in assets under management. Manulife is an indirect, wholly owned subsidiary of Manulife Financial Corporation, a publicly held, Canadian-based company, that had approximately $759.32 billion in assets under management worldwide as of December 31, 2017. Manulife is responsible for the investment decisions for Series S.

Under the sub-advisory agreement between UBS AM and Manulife, on behalf of Series S, UBS AM (not Series S) pays Manulife a fee based on the Fund's average daily net assets that it manages. Manulife assumed investment sub-advisory responsibility with respect to Series S's portfolio effective May 28, 2013. For the sub-advisory services Manulife provided to Series S during the fiscal years ended December 31, 2015, December 31, 2016 and December 31, 2017, UBS AM paid Manulife $165,385, 122,000, and $100,394, respectively.

Portfolio managers

UBS AM's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. Presented below is information about those individuals identified as portfolio managers of the Funds in the Funds' Prospectus.

The following table provides information relating to all other accounts managed by the portfolio managers as of December 31, 2017:

	Registered investment companies		Other pooled investment vehicles		Other accounts
Portfolio manager (Funds managed)	Number	Assets managed (in millions)	Number	Assets managed (in millions)	Number	Assets managed (in millions)
Charles Burbeck (Series G)	0	$0	9	$1,253[1,3]	37	$2,535[1]
Scott Wilkin (Series G)	0	0	9	1,253[1,3]	37	2,535[1]
Wilfred Talbot (Series S)	1	176	5	46	0	0
Elbridge Gerry (Series M)	1	130	0	0	5,266	11,725
Kevin McIntyre (Series M)	1	130	0	0	5,268	11,778
Charles W. Grande (Series M)	1	130	0	0	5,266	11,725
David Vignolo# (Series T)	0	0	7	7,947	10	1,285
Craig G. Ellinger (Series T)	1	46	3	5,109[1]	7	2,644[2]

#  Mr. Vignolo became a portfolio manager of Series T in April 2018. Information for Mr. Vignolo is as of March 31, 2018.

1  Accounts were calculated at an exchange rate as of December 31, 2017 of 0.97442.

2  Five accounts were calculated at an exchange rate as of December 31, 2017 of 0.97442.

3  One account with a total of approximately $32 million has an advisory fee based upon the performance of the account.

The portfolio management team's management of a Fund and other accounts could result in potential conflicts of interest if the Fund and other accounts have different objectives, benchmarks and fees because the portfolio management team must allocate its time and investment expertise across multiple accounts, including the Fund. A portfolio manager and his or her team manage a Fund and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. The portfolio management team manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, the Advisor has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. The Advisor and the Trust have adopted Codes of Ethics that govern such personal trading but there is no assurance that the Codes will adequately address all such conflicts.

UBS AM's compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture with clear accountability. They also align the interests of investment professionals with those of clients and other stakeholders.

In general, the total compensation received by the portfolio managers and analysts at UBS AM consists of two elements: a fixed component (base salary and benefits) and an annual discretionary performance award that is correlated with investment performance.

Fixed component (base salary and benefits):

•  Set with the aim of being competitive in the industry and monitored and adjusted periodically with reference to the relevant local labor market in order to remain so.

•  The fixed component is used to recognize the experience, skills and knowledge that each portfolio manager or analyst brings to their role.

Performance award:

•  Determined annually on a discretionary basis.

•  Based on the individual's financial and non-financial contribution—as assessed through a rigorous performance assessment process—as well as on the performance of their respective function, of UBS AM and of UBS as a whole.

•  Delivered in cash and, when total compensation is over a defined threshold, partly in deferral vehicles.

•  For awards subject to deferral, the deferred amount is calculated using graduated marginal deferral rates, which increase as the value of the performance award increases.

•  Deferred amounts are then delivered via two deferral vehicles—75% in the UBS Asset Management Equity Ownership Plan (AM EOP) and 25% in the Deferred Contingent Capital Plan (DCCP):

•  AM EOP awards vest over five years with 40% of the award vesting in year two, 40% in year three and 20% in year five, provided the vesting conditions, including continued service, are met and the awards have not been forfeited on or before the vesting dates. Deferred awards under the AM EOP are granted in the form of Notional Funds. The Notional Funds are aligned to selected UBS Asset Management funds. They provide for a high level of transparency and correlation between an employee's compensation and the investment performance of UBS Asset Management. This enhances the alignment of investment professionals' and other employees' interests with those of our clients.

•  The DCCP was introduced for performance year 2012 onwards as a key component of UBS's compensation framework to align compensation incentives with the capital strength of the firm. Awards under the DCCP vest 100% in year five, subject to vesting conditions, including continued employment, and subject to forfeiture.

The DCCP aligns the interests of our key employees with the interests of external investors and, alongside the AM EOP, ensures an appropriate balance between client and other stakeholder alignment.

For our Equities, Fixed Income, Investment Solutions and Passive investment areas:

From January 1, 2015, UBS AM introduced a new Key Performance Indicator (KPI)-led model for each business area, aligning our business steering logic with our strategic priorities. For our investment areas, sustainable investment performance is a major component of the KPI model.

Portfolio managers' performance awards are subject to detailed KPIs, mainly focused on investment performance of relevant client portfolios and funds, and also including some other factors such as risk management and client focus. Investment performance is assessed annually over rolling one, three and five years against benchmark, performance target and peers. The ensures that the interests of portfolio managers are aligned with those of our clients. In addition, we evaluate our passive strategies in terms of how closely the performance of the strategies tracks their respective benchmarks over time.

For analysts, performance aware are, in general, based on the performance of some combination of model and/or client portfolios, generally evaluated over one and three years. This is coupled with a qualitative assessment of their contribution considering factors such as the quality of their research, stock recommendations and their communication within and between teams and with portfolio managers.

Of all amounts deferred, 75% is granted in the AM EOP. Within the AM EOP, 50% of the Notional Funds amount is allocated to a core balanced fund aligned to a diversified range of internally managed funds. The other 50% is aligned to the most representative fund managed by/contributed to by the investment professional to further align their interests with those of our clients and other stakeholders.

Manulife conflicts of interest. When a Manulife portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. Manulife has adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Manulife has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Manulife portfolio managers" below.

•  A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. Manulife has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

•  A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of Manulife generally require that such trades be "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Manulife will place the order in a manner intended to result in as favorable a price as possible for such client.

•  A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Manulife receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager's compensation. See "Compensation of Manulife portfolio managers" below. Manulife does not receive a performance-based fee with respect to any of the accounts managed by the portfolio managers.

•  A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. Manulife imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

•  If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern could disadvantage either the account that is long or short. In making portfolio manager assignments, Manulife seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Manulife portfolio managers. Manulife has designed its compensation plan to effectively attract, retain and reward top investment talent. The incentive plan is designed to align and reward investment teams that deliver consistent value added performance for the company's clients and partners through world-class investment strategies and solutions. Investment professionals are compensated with a combination of base salary and incentives as detailed below.

•  Base salaries. Base salaries are market-based and salary ranges are periodically reviewed. Individual salary adjustments are based on individual performance against mutually-agreed-upon objectives and development of technical skills.

•  Incentives—Short- and Long-Term. All investment professionals (including portfolio managers, analysts and traders) are eligible for participation in a short and long term investment incentive plan. These incentives are tied to performance against various objective and subjective measures, including:

•  Investment Performance—Performance of portfolios managed by the investment team. This is the most heavily weighted factor and it is measured relative to an appropriate benchmark or universe over established time periods.

•  Financial Performance—Performance of Manulife and its parent corporation.

•  Non-Investment Performance—Derived from the contributions an investment professional brings to Manulife Asset Management.

Awards under this plan include:

•  Annual Cash Awards

•  Deferred Incentives—One hundred percent of this portion of the award is invested in strategies managed by the team/individual as well as other Manulife Asset Management strategies.

•  Manulife equity awards—Investment professionals that are considered officers of Manulife receive a portion of their award in Manulife Restricted Share Units (RSUs) or stock options. This plan is based on the value of the underlying common shares of Manulife.

Portfolio Manager/Fund[1]	Range of shares owned
Charles Burbeck Series G	None
Scott Wilkin Series G	$100,001-$500,000
Wilfred Talbot Series S	None
Elbridge Gerry Series M	$50,001-$100,000
Kevin McIntyre Series M	None
Charles W. Grande Series M	None
David Vignolo[2] Series T	None
Craig G. Ellinger Series T	None

1  As of December 31, 2017.

2  As of March 22, 2018.

Note regarding ranges: In disclosing the dollar range of equity securities beneficially owned by a portfolio manager above, the following ranges will be used: (i) none; (ii) $1-$10,000; (iii) $10,001-$50,000; (iv) $50,001-$100,000; (v) $100,001-$500,000; (vi) $500,001-$1,000,000; or (vii) over $1,000,000.

Administrative, accounting, custody and transfer agency-related services

Administrative and accounting services. UBS AM serves as administrator to the Trust. The Administrator is an indirect wholly owned asset management subsidiary of UBS Group AG. As administrator, UBS AM supervises and manages all aspects of the Trust's operations. Under the Administration Contract, UBS AM will not be liable for any error of judgment or mistake of law or for any loss suffered by any series of the Trust, the Trust or any of its shareholders in connection with the performance of the Administration Contract, except to the extent that such a loss results from negligence, willful misfeasance, bad faith or gross negligence on the part of UBS AM in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Administration Contract is terminable at any time without penalty by the Board or by vote of the holders of a majority of the Funds' outstanding voting securities, on 60 days' written notice to UBS AM, or by UBS AM on 60 days' written notice to the Trust. UBS AM does not charge the Fund a fee for providing administrative services to the Funds.

UBS AM has entered into a Sub-Administration Contract with State Street Bank and Trust Company ("State Street"). UBS AM pays State Street for the services it provides under the Sub-Administration Contract. Prior to April 9, 2018, the Trust, on behalf of the Funds, had entered into a Fund Services Agreement among the Trust, UBS AM (US) and JPMorgan Chase Bank ("JPMorgan Chase"). UBS AM paid JPMorgan Chase for the services that it provided under the Fund Services Agreement. For the fiscal years ended December 31, 2015, December 31, 2016 and December 31, 2017, $0 was paid to JPMorgan Chase by the Funds for administrative and accounting services.

Custody services. State Street, located at One Lincoln Street, Boston, Massachusetts 02111, provides custodian services for the securities and cash of the Funds and employs foreign sub-custodians in accordance with applicable requirements under the 1940 Act to provide custody of the funds' foreign securities and cash. Prior to April 9, 2018, JPMorgan Chase provided custodian services for the securities and cash of the Funds and UBS AM paid JPMorgan Chase for the custodian services it provided to the Funds.

Transfer agency-related services. BNY Mellon Investment Servicing (US) Inc., a subsidiary of BNY Mellon Bank, N.A., serves as the Funds' transfer agent. It is located at 760 Moore Road, King of Prussia, Pennsylvania 19406.

Principal underwriting arrangements

UBS Asset Management (US) Inc. ("UBS AM (US)" or the "Underwriter"), with its principal office located at 1285 Avenue of the Americas, New York, New York 10019-6028, acts as the principal underwriter of the shares of the Funds pursuant to a Principal Underwriting Contract with the Trust ("Principal Underwriting Contract"). The Principal Underwriting Contract requires the Underwriter to use its best efforts, consistent with its other businesses, to sell shares of the Funds.

Personal trading policies. The Trust, the Underlying Funds, UBS AM and the Underwriter have adopted a Code of Ethics. The Code of Ethics establishes standards by which employees of UBS Asset Management (including all employees of the UBS AM and the Underwriter) (together, "Covered Persons") must abide when engaging in personal securities trading conduct.

Under the Code of Ethics, Covered Persons are prohibited from, among other things: (i) executing a securities transaction on a day during which a Fund has a pending or executed buy or sell in the same security; (ii) entering into a net short position with respect to any security; (iii) purchasing or selling futures (except currency forwards) that are not traded on an exchange, as well as options on any type of futures exchange-traded or not; (iv) purchasing securities issued by a supplier or vendor about which the Covered Person has information or with whom the Covered Person is directly involved in negotiating a contract; and (v) acquiring securities in an initial public offering (other than a new offering of a registered open-end investment company).

In addition, Covered Persons must obtain prior written approval before purchasing, selling or transferring any security subject to certain exceptions listed in the Code of Ethics. Covered Persons and Trustees are required to file the following reports: (1) an initial holdings report disclosing all securities owned by the Covered Person and any securities accounts maintained by the Covered Person, which must be filed within ten days of becoming a Covered Person and gaining access to UBS AM systems (Independent Trustees are not required to file this report); (2) quarterly reports of security investment transactions and new securities accounts (Independent Trustees need only report a transaction in a security if such Trustee, at the time of the transaction, knew or should have known, in the ordinary course of fulfilling his official duties as a Trustee, that, during the 15-day period immediately preceding or after the date of the transaction by the Trustee, such security was purchased or sold by the Funds, or was being considered for purchase or sale by the Funds); and (3) an annual certification that they have read and understand the Code of Ethics, that they have complied with its requirements during the preceding year, and that they have disclosed or reported all personal transactions/holdings required to be disclosed or reported.

A copy of the Code of Ethics has been filed with and is available through the SEC.

Manulife has adopted a Code of Ethics that complies with Rule 17j-1 under the 1940 Act. Manulife's Code of Ethics permits personnel subject to the Code of Ethics to invest in securities including securities that may be purchased or held by Series S.

Proxy voting policies. The Board believes that the voting of proxies on securities held by each Fund is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to UBS AM. Following is a summary of UBS AM's proxy voting policy.

You may obtain information about each Fund's proxy voting decisions, without charge, online on the Trust's Web Site (www.ubs.com/ubsam-proxy) or on the EDGAR database on the SEC's Web Site (www.sec.gov) for the most recent 12-month period ended June 30th.

The proxy voting policy of the Advisor is based on its belief that voting rights have economic value and should be treated accordingly. Good corporate governance should, in the long term, lead toward both better corporate performance and improved shareholder value. Generally, the Advisor expects the boards of directors of companies issuing securities held by its clients to act in the service of the shareholders, view themselves as stewards of the company, exercise good judgment and practice diligent oversight of the management of the company. A commitment to acting in as transparent a manner as possible is fundamental to good governance. While there is no absolute set of rules that determine appropriate corporate governance under all circumstances and no set of rules will guarantee ethical board behavior, there are certain principles, which provide evidence of good corporate governance. The Advisor may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with the Advisor's proxy voting policy.

When the Advisor's view of a company's management is favorable, the Advisor generally supports current management initiatives. When the Advisor's view is that changes to the management structure would probably increase shareholder value, the Advisor may not support existing management proposals. In general, the Advisor generally exercises voting rights in accordance with the following principles: (1) with respect to board structure, (a) an effective chairman is key, (b) the roles of chairman and chief executive generally should be separated, (c) board members should have appropriate and diverse experience and be capable of providing good judgment and diligent oversight of management of the company, (d) the board should include executive and non-executive members, and (e) the non-executive members should provide a challenging, but generally supportive environment; and (2) with respect to board responsibilities, (a) the whole board should be fully involved in endorsing strategy and in all major strategic decisions, and (b) the board should ensure that at all times (i) appropriate management succession plans are in place; (ii) the interests of executives and shareholders are aligned; (iii) the financial audit is independent and accu-

rate; (iv) the brand and reputation of the company is protected and enhanced; (v) a constructive dialogue with shareholders is encouraged; and (vi) it receives all the information necessary to hold management accountable. In addition, the Advisor focuses on the following areas of concern when voting its clients' securities: economic value resulting from acquisitions or disposals; operational performance; quality of management; independent non-executive board directors not holding executive management accountable; quality of internal controls; lack of transparency; inadequate succession planning; poor approach to corporate social responsibility; inefficient management structure; and corporate activity designed to frustrate the ability of shareholders to hold the board accountable or realize the maximum value of their investment. The Advisor exercises its voting rights in accordance with overarching rationales outlined by its proxy voting policies and procedures that are based on the principles described above.

The Advisor has implemented procedures designed to address a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates' client relationships, marketing efforts or banking, investment banking and broker/dealer activities. To address such conflicts, the Advisor has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing its proxy votes. Whenever the Advisor is aware of a conflict with respect to a particular proxy, the appropriate UBS AM Americas Committee is notified and determines the manner in which such proxy is voted.

Manulife proxy voting policy. Based on the terms of the sub-advisory agreement between UBS AM and Manulife, UBS AM delegates to Manulife the responsibility to vote all proxies relating to securities held by Series S in accordance with Manulife's proxy voting policies and procedures. Manulife has a duty to vote or not vote such proxies in the best interests of Series S and its shareholders and to avoid the influence of conflicts of interest. In the event that UBS AM assumes day-to-day management responsibilities for Series S, UBS AM will assume proxy voting responsibilities.

Manulife believes that its Proxy Voting Policy is reasonably designed to ensure that proxy matters are conducted in the best interest of clients and in accordance with its fiduciary duties and applicable laws and regulations.

Manulife seeks to vote proxies in the best economic interests of all of its clients for whom the Firm has proxy voting authority and responsibilities. In the ordinary course, this entails voting proxies in a way that Manulife Asset Management believes will maximize the monetary value of each portfolio's holdings. Manulife Asset Management takes the view that this will benefit the clients.

To fulfill the Firm's fiduciary duty to clients with respect to proxy voting, Manulife has contracted Institutional Shareholder Services Inc. ("ISS"), and an independent third party service provider, to vote clients' proxies according to ISS proxy voting recommendations. Proxies will be voted in accordance with the voting recommendations contained in the applicable domestic or global ISS Proxy Voting Manual, as in effect from time to time. Except in instances where a Manulife client retains voting authority, Manulife Asset Management will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS.

Manulife has engaged ISS as its proxy voting agent to:

1.  Research and make voting recommendations or, for matters for which Manulife Asset Management has so delegated, to make the voting determinations

2.  Ensure that proxies are voted and submitted in a timely manner

3.  Handle other administrative functions of proxy voting

4.  Maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request

5.  Maintain records of votes cast

6.  Provide recommendations with respect to proxy voting matters in general

The Operations team is responsible for administering and implementing the Proxy Voting Policy, including the proper oversight of any service providers hired by the Firm to assist it in the proxy voting process. Oversight of the proxy voting process is the responsibility of the Firm's Operating Committee.

It is possible that conflicts of interest could arise for Manulife when voting proxies. Such conflicts could arise, for example, when Manulife or its affiliate has an existing business relationship with the issuer of the security being voted or with a third party that has an interest in the vote. A conflict of interest also could arise when Series S, UBS AM, Manulife or UBS AM (US) or any of their affiliates has an interest in the vote.

In the event that Manulife becomes aware of a material conflict of interest, the procedures generally require Manulife to follow any conflicts procedures that may be included in Manulife's proxy voting procedures. These conflicts procedures generally include one or more of the following:

(a)  voting pursuant to the recommendation of a third party voting service;

(b)  voting pursuant to pre-determined voting guidelines; or

(c)  referring voting to a special compliance or oversight committee.

While these conflicts procedures may reduce the influence of conflicts of interest on proxy voting, such influence will not necessarily be eliminated.

Although Manulife may have a duty to vote all proxies on behalf of Series S, it is possible that Manulife may not be able to vote proxies under certain circumstances. For example, it may be impracticable to translate in a timely manner voting materials that are written in a foreign language or to travel to a foreign country when voting in person rather than by proxy is required. In addition, if the voting of proxies for shares of a security prohibits Manulife from trading the shares in the marketplace for a period of time, Manulife may determine that it is not in the best interests of Series S to vote the proxies. In addition, consistent with its duty to vote proxies in the best interests of Series S's shareholders, Manulife may refrain from voting one or more of Series S's proxies if Manulife believes that the costs of voting such proxies may outweigh the potential benefits. For example, Manulife may choose not to recall securities where Manulife believes the costs of voting may outweigh the potential benefit of voting. Manulife also may choose not to recall securities that have been lent in order to vote proxies for shares of the security since the portfolio would lose security lending income if the securities were recalled.

Portfolio holdings disclosure policies and procedures

Introduction. UBS AM and the Board have adopted portfolio holdings disclosure policies and procedures to govern the disclosure of the portfolio holdings of the Funds (the "Disclosure Policy"). The Trust's policy with respect to the release of portfolio holdings information is to only release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Funds' portfolio holdings will not be made available to anyone outside of UBS AM or a sub-advisor unless and until the information has been made available to all shareholders or the general public in a manner consistent with the spirit and terms of the Disclosure Policy. A description of the type and frequency of portfolio holdings that are disclosed to the public is contained in the Funds' Prospectus, as it may be updated from time to time.

The Disclosure Policy requires that the UBS AM Legal and Compliance Departments address any material conflicts of interest regarding a disclosure of portfolio holdings and determine whether a disclosure of a Fund's portfolio hold-

ings is for a legitimate business purpose and in the best interest of the Fund's shareholders prior to the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust or an attorney in the UBS AM Legal and Compliance Departments authorizing the disclosure of portfolio holdings. The UBS AM Legal and Compliance Departments will periodically review how a Fund's portfolio holdings are being disclosed to and used by, if at all, shareholders, service providers, UBS AM affiliates, fiduciaries, and broker-dealers, to ensure that such disclosure and use is for legitimate Fund business reasons and consistent with the best interests of the Fund's shareholders.

The Board exercises continuing oversight of the disclosure of Fund portfolio holdings by: (i) overseeing the implementation and enforcement by the CCO of the Trust of the Disclosure Policy, the Trust's code of ethics and policies and procedures regarding the misuse of inside information; (ii) considering reports and recommendations by the CCO concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended ("Advisers Act")) that may arise in connection with any policies governing portfolio holdings; and (iii) considering whether to approve or ratify any amendment to any policies governing portfolio holdings. The Disclosure Policy may be amended from time to time, subject to approval by the Board.

Disclosure of complete portfolio holdings to service providers subject to confidentiality and trading restrictions. UBS AM, for legitimate fund business purposes, may disclose the Funds' complete portfolio holdings if it deems such disclosure necessary and appropriate to rating and ranking organizations, financial printers, proxy voting service providers, pricing information vendors, derivatives collateral managers, third-parties that deliver analytical, statistical or consulting services, custodians or a redeeming party's custodian or transfer agent, as necessary in connection with redemptions in kind, and other third-parties that provide services (collectively, "Service Providers") to UBS AM and/or the Funds.

Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a written duty of confidentiality, including a duty not to trade on the basis of any material non-public information, pursuant to the terms of the service agreement between the Service Provider and the Trust or UBS AM, or the terms of a separate confidentiality agreement. The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of lag, if any, between the date of information and the date on which the information is disclosed to the Service Provider, is to be determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the Funds' shareholders, and the legitimate fund business purposes served by such disclosure. Disclosure of Fund complete portfolio holdings to a Service Provider must be authorized in writing by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust or by an attorney in the UBS AM Legal and Compliance Departments.

Disclosure of complete portfolio holdings to UBS Asset Management affiliates and certain fiduciaries subject to confidentiality and trading restrictions. The Funds' complete portfolio holdings may be disclosed between and among the following persons (collectively, "Affiliates and Fiduciaries") subject to authorization by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust, or an attorney in the UBS AM Legal and Compliance Departments, for legitimate fund business purposes within the scope of their official duties and responsibilities, and subject to such Affiliate/Fiduciary's continuing duty of confidentiality and duty not to trade on the basis of any material non-public information, as such duties are imposed under the Trust's and/or UBS AM's Code of Ethics, the Funds' policies and procedures regarding the prevention of the misuse of inside information, by agreement or under applicable laws, rules and regulations: (i) persons who are subject to UBS AM's Codes of Ethics or the policies and procedures regarding the prevention of the misuse of inside information; (ii) an investment advisor, distributor, administrator, sub-administrator, transfer agent, custodian or securities lending agent to the Funds; (iii) an accounting firm, an auditing firm or outside legal counsel retained by UBS AM or the Funds; (iv) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with the Funds' current advisor; and (v) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties.

The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is to be determined by the UBS AM Legal and Compliance Departments based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, and the risk of harm to the Fund and its shareholders, and the legitimate fund business purposes served by such disclosure.

Arrangements to disclose portfolio holdings to service providers and fiduciaries. As of the date of this SAI, the specific Service Providers and Fiduciaries with whom the Trust has arrangements to provide portfolio holdings in advance of their release to the general public in the course of performing or to enable them to perform services for the Funds are:

•  State Street, the Funds' Custodian, accounting agent and sub-administrator, receives portfolio holdings information daily on a real-time basis in connection with the custodian, fund accounting and sub-administrative services it provides to the Funds.

•  Ernst & Young LLP, each Fund's independent registered public accounting firm, receives portfolio holdings information on an annual and semiannual basis for reporting purposes. There is a 25-day lag between the date of portfolio holdings information and the date on which the information is disclosed to Ernst & Young. Ernst & Young also receives portfolio holdings information annually at year-end for audit purposes. For information received at year-end for audit purposes, there is no lag between the date of the portfolio holdings information and the date on which the information is disclosed to Ernst & Young. In addition, Ernst & Young receives holdings twice a year for PFIC, fiscal income and excise tax provision reporting purposes with a two-day lag time.

•  The Funds use a limited number of financial printers to print and file their annual and semiannual shareholder reports and other regulatory materials. There is at least a three-week lag between the date of the portfolio holdings information and the date on which the information is disclosed to the printer.

•  Marketing Spectrum and Karen Murray receive portfolio holdings information on a semi-annual basis to provide writing services in connection with the preparation of shareholder reports. There is typically a 15-day lag between the date of the portfolio holdings information and the date on which they receive the information.

Disclosure of complete portfolio holdings to certain shareholders subject to confidentiality and trading restrictions. UBS AM may make available a Fund's complete non-public portfolio holdings, as of the most recent month-end, no sooner than 8 business days after the month-end for the purpose of assisting a shareholder to comply with the shareholder's legal or other regulatory obligations. UBS AM may release the non-public portfolio holdings to a shareholder of a Fund if: (i) the shareholder requests the non-public portfolio holdings for the purpose of assisting the shareholder in complying with the shareholder's legal or other regulatory obligations; (ii) the disclosure of the non-public portfolio holdings is consistent with the Fund's legitimate business purpose; and (iii) the shareholder (and, if applicable, the shareholder's service provider) executes a written confidentiality agreement whereby the shareholder (and, if applicable, the shareholder's service provider) agrees not to disclose the non-public portfolio holdings information to third parties and not to purchase or sell any portfolio securities listed in the non-public portfolio holdings in reliance on the non-public portfolio holdings information.

Disclosure to a shareholder of a Fund of the non-public portfolio holdings information must be authorized in writing by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Fund or by an attorney in the UBS AM Legal and Compliance Departments.

As of the date of this SAI, the Trust, on behalf of the Funds, has no arrangements to provide portfolio holdings in advance of their release to the general public to assist shareholders in complying with the shareholder's legal or regulatory obligations.

Disclosure of portfolio holdings to broker-dealers in the normal course of managing Fund assets. An investment advisor, administrator or custodian for the Funds may, for legitimate fund business purposes within the scope of their official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising a Fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such broker-dealers subject to the broker-dealer's legal obligation not to use or disclose material non-public information concerning the Fund's portfolio holdings, other investment positions, securities transactions or derivatives transactions without the consent of the Trust or the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust or an attorney in the UBS AM Legal and Compliance Departments. The Trust has not given its consent to any such use or disclosure and no person, including the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust or an attorney in the UBS AM Legal and Compliance Departments is authorized to give such consent except as approved by the Board. In the event consent is given to disclose portfolio holdings to a broker-dealer, the frequency with which the portfolio holdings may be disclosed to a broker-dealer, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the broker-dealer, is to be determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, and the risk of harm to the Fund and its shareholders, and the legitimate fund business purposes served by such disclosure.

Disclosure of non-material information. Policies and procedures regarding disclosure of non-material information permit the officers of the Trust, UBS Asset Management Fund portfolio managers and senior officers of UBS AM Registered Fund Product Control, UBS AM Legal and Compliance Departments, and anyone employed by or associated with UBS AM who has been authorized by the UBS AM Legal Department (collectively, "Approved Representatives") to disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information, in connection with or relating to the Funds or their portfolio holdings and/or other investment positions (collectively, commentary and analysis) or any changes in the portfolio holdings of the Funds that occurred after the most recent calendar-quarter end (recent portfolio changes) to any person if such information does not constitute material non-public information.

An Approved Representative must make a good faith determination whether the information constitutes material non-public information, which involves an assessment of the particular facts and circumstances. UBS AM believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a Fund. Nonexclusive examples of commentary and analysis include: (i) the allocation of the Fund's portfolio holdings and other investment positions among various asset classes, sectors, industries and countries; (ii) the characteristics of the stock and bond components of the Fund's portfolio holdings and other investment positions; (iii) the attribution of Fund returns by asset class, sector, industry and country; and (iv) the volatility characteristics of the Fund. An Approved Representative may in his or her sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or no reason.

Disclosure of portfolio holdings as required by applicable law. Fund portfolio holdings and other investment positions comprising a Fund may be disclosed to any person as required by applicable laws, rules and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Fund portfolio holdings: (i) in a filing or submission with the SEC or another regulatory body; (ii) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case; (iii) in connection with a lawsuit; or (iv) as required by court order, subpoena or similar process (e.g., arbitration proceedings).

Prohibitions on disclosure of portfolio holdings. No person is authorized to disclose Fund portfolio holdings or other investment positions (whether online at www.ubs.com, in writing, by fax, by e-mail, orally or by other means) except in accordance with the Disclosure Policy. In addition, no person is authorized to make disclosure pursuant to the Disclosure Policy if such disclosure would be unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the 1940 Act). Furthermore, UBS AM, in its sole discretion, may determine not to disclose portfolio holdings or other investment positions comprising a Fund to any person who might otherwise be eligible to receive such information under the Disclosure Policy, or may determine to make such disclosures publicly as described above.

Prohibitions on receipt of compensation or other consideration. Neither UBS AM, the Funds nor any other person may pay or receive any compensation or other consideration of any type for the purpose of obtaining disclosure of Fund portfolio holdings or other investment positions. "Consideration" includes any agreement to maintain assets in the Funds or in other investment companies or accounts managed by the investment advisor or by any affiliated person of the investment advisor.

Bank line of credit

The Funds participate with other funds managed by UBS AM in a $125 million committed credit facility (the "Credit Facility") with State Street, to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares at the request of shareholders and other temporary or emergency purposes. Under the Credit Facility arrangement, the Funds have agreed to pay commitment fees on the average daily balance of the Credit Facility not utilized. Under the Credit Facility arrangement commitment fees are allocated amongst the participating funds as follows: 50% of the allocation is based on the relative asset size of funds and the other 50% of the allocation is based on utilization.

Prior to April 9, 2018, the Funds participated in a committed credit facility with JPMorgan Chase (the "JPM Credit Facility"). Set forth in the table below are the combined average daily borrowings, combined number of days outstanding of loans, and the combined interest amounts paid for the Funds that utilized the JPM Credit Facility for the fiscal period ended December 31, 2017.

Fund	Average daily borrowings	Number of days outstanding	Interest expense*
Series S	$5,796,978	5	$2,041

*  Interest expense is the responsibility of the Advisor. As of December 31, 2017, Series S had a receivable from the Advisor of $2,041 for interest expense paid on behalf of the Advisor.

Portfolio transactions and brokerage commissions

UBS AM is responsible for decisions to buy and sell securities for the Funds and for the placement of the Funds' portfolio business and the negotiation of commissions, if any, paid on such transactions. Fixed income securities in which the Funds invest are traded in the OTC market. These securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the bid/ask spread quoted on securities includes an implicit profit to the dealers. In OTC transactions, orders are placed directly with a principal market-maker unless a better price and execution can be obtained by using a broker. Brokerage commissions are paid on transactions in listed securities, futures contracts and options. UBS AM is responsible for effecting portfolio transactions and will do so in a manner deemed fair and reasonable to the Funds. Under its advisory agreement with the Funds, the Advisor is authorized to utilize the trading desk of its foreign affiliates to execute foreign securities transactions, but monitors the selection by such affiliated brokers and dealers used to execute transactions for the Funds.

The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. However, subject to policies established by the Board, a Fund may pay a broker-dealer a commission for effecting a portfolio transaction for the Fund in excess of the amount of commission another broker-dealer would have charged if UBS AM determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such broker-dealer, viewed in terms of that particular transaction or such firm's overall responsibilities with respect to the clients, including the Funds, as to which UBS AM exercises investment discretion. In selecting and monitoring broker-dealers and negotiating commissions, UBS AM considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to brokers who provide research or statistical material or other services to the Funds or to UBS AM. Such services include advice, both directly and in writing, as to the value of the securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. This allows UBS AM to supplement its own investment research activities and obtain the views and information of others prior to making investment decisions. UBS AM is of the opinion that, because this material must be analyzed and reviewed by its staff, the receipt and use of such material does not tend to reduce expenses but may benefit the Funds by supplementing UBS AM's research.

UBS AM effects portfolio transactions for other investment companies and advisory accounts. Research services furnished by dealers through whom the Funds effect their securities transactions may be used by UBS AM, or its affiliated investment advisors, in servicing all of their accounts; not all such services may be used in connection with the Funds. In the opinion of UBS AM, it is not possible to measure separately the benefits from research services to each of the accounts (including the Funds). UBS AM will attempt to equitably allocate portfolio transactions among the Funds and others whenever concurrent decisions are made to purchase or sell securities by the Funds and another account. In making such allocations between the Funds and others, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for recommending investments to the Funds and the others. In some cases, this procedure could have an adverse effect on the Funds. In the opinion of UBS AM, however, the results of such procedures will, on the whole, be in the best interest of each of the clients.

When buying or selling securities, the Funds may pay commissions to brokers who are affiliated with UBS AM or the Funds. The Funds may purchase securities in certain underwritten offerings for which an affiliate of the Funds or UBS AM may act as an underwriter. The Funds may effect futures transactions through, and pay commissions to, FCMs who are affiliated with UBS AM or the Funds in accordance with procedures adopted by the Board.

The Funds incurred brokerage commissions as follows:

	Fiscal year ended December 31,
Fund	2017	2016	2015
Series G	$114,994	$159,730	$135,924
Series S	79,452	119,285[1]	275,453
Series M	0	0[2]	1,956
Series T	5,440	5,757	3,376

1  The change in brokerage commissions for Series S for the fiscal year ended December 31, 2016 from the fiscal year ended December 31, 2015 is consistent with the Fund's investment strategy.

2  The decrease in brokerage commissions for Series M for the fiscal year ended December 31, 2016 from the fiscal year ended December 31, 2015 was due to the decrease in the Fund's trading activity.

During the fiscal year ended December 31, 2017, the Funds' commissions for securities transactions to brokers that provided research services to the Funds were as follows:

Fund	Value of Securities Transactions	Brokerage Commissions
Series G	$159,133,993	$27,340
Series S	70,717,389	27,441

For the fiscal year ended December 31, 2017, Series G paid brokerage commissions to UBS Securities, LLC, an affiliate of the Advisor and Underwriter, as follows:

Fund	Aggregate dollar amount of commissions paid to UBS Securities, LLC	Percentage of aggregate commissions paid to UBS Securities, LLC	Percentage of aggregate dollar amount effected by UBS Securities, LLC
Series G	$144	0.13%	0.06%

For the fiscal year ended December 31, 2016, Series G and Series S paid brokerage commissions to UBS Securities, LLC, an affiliate of the Advisor and Underwriter, as follows:

Fund	Aggregate dollar amount of commissions paid to UBS Securities, LLC	Percentage of aggregate commissions paid to UBS Securities, LLC	Percentage of aggregate dollar amount effected by UBS Securities, LLC
Series G	$3,009	1.88%	0.03%
Series S	5	0	0.13

For the fiscal year ended December 31, 2015, Series G paid brokerage commissions to UBS Securities, LLC, an affiliate of the Advisor and Underwriter, as follows:

Fund	Aggregate dollar amount of commissions paid to UBS Securities, LLC	Percentage of aggregate commissions paid to UBS Securities, LLC	Percentage of aggregate dollar amount effected by UBS Securities, LLC
Series G	$41	0.03%	0.04%

As of December 31, 2017, the following Fund owned securities issued by the following companies, which are regular broker-dealers for the Fund:

SMA Relationship Trust—Series T

Issuer	Value
Bank of America Corp.	$1,915,081
Barclays Capital, Inc.	1,247,488
Citigroup, Inc.	2,071,214
Goldman Sachs Group, Inc.	2,426,741
JPMorgan Chase & Co.	1,254,255
Wells Fargo & Co.	226,063

Portfolio turnover

The Funds are free to dispose of their portfolio securities at any time, subject to complying with the Code and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of each Fund's respective investment objective. The Funds will not attempt to achieve or be limited to a predetermined rate of portfolio turnover, such a turnover always being incidental to transactions undertaken with a view to achieving that Fund's investment objective.

The Funds do not intend to use short-term trading as a primary means of achieving their investment objectives. The rate of portfolio turnover shall be calculated by dividing: (a) the lesser of purchases and sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by that Fund during the particular fiscal year. Such monthly average shall be calculated by totaling the values of the portfolio securities as of the beginning and end of the first month of the particular fiscal year and as of the end of each of the succeeding eleven months and dividing the sum by 13.

The portfolio turnover rate of each Fund for the fiscal years ended December 31, 2017, 2016 and 2015 was as follows:

	Fiscal year ended December 31,
Fund	2017	2016	2015
Series G	45%	67%	52%
Series S	50	62	145
Series M	40	76	68
Series T	488[1]	996	957

1  The decrease in the portfolio turnover of Series T for the fiscal year ended December 31, 2017 was a result of a modification to the Fund's investment strategy.

The portfolio turnover rate may exceed 100%. High portfolio turnover rates (over 100%) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds and ultimately by the Funds' shareholders. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income.

Securities lending

For the fiscal year ended December 31, 2017, the Funds did not engage in securities lending activity.

Redemption information and other services

Additional redemption information. No notice need be given to shareholders if, under extraordinary circumstances, either redemptions are suspended under the circumstances described below or a Fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with its investment objective, policies and restrictions.

If conditions exist that make cash payments undesirable, a Fund reserves the right to honor any request for redemption by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the Fund's net asset value. Any such redemption in kind will be made with readily marketable securities, to the extent available. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities into cash. The Funds (except Series T) have elected, however, to be governed by Rule 18f-1 under the 1940 Act, under which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period with respect to any one shareholder. This election is irrevocable unless the SEC permits its withdrawal.

A Fund may suspend redemption privileges or postpone the date of payment during any period: (1) when the New York Stock Exchange (the "NYSE") is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the Fund to dispose of securities owned by it or fairly to determine the value of its assets, or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholders' cost, depending on the market value of the Fund's portfolio at the time.

Service organizations. The Funds may authorize service organizations, and their agents, to accept on the Funds' behalf purchase and redemption orders that are in "good form" in accordance with the policies of those service organizations. The Funds will be deemed to have received these purchase and redemption orders when a service organization or its agent accepts them. Like all customer orders, these orders will be priced based on a Fund's net asset value next computed after receipt of the order by the service organizations or their agents.

Valuation of shares

Each Fund generally calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. A Fund calculates net asset value as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). To the extent that a Fund's assets are traded in other markets on days when the NYSE is not open, the value of a Fund's assets may be affected on those days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, a Fund's net asset value per share generally will still be calculated as of the close of regular trading on the NYSE. The time at which a fund calculates its net asset value and until which purchases, sales or exchange orders are accepted may be changed as permitted by the SEC.

Each Fund calculates its net asset value based on the current market value, where available, for its portfolio investments. The Funds normally obtain market values for their investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings. Investments traded in the OTC market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are normally valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the investments are valued or, lacking any sales on such day, at the last available bid price. Investments listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS AM, the investment advisor of the Funds.

If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Board. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investments; and the evaluation of forces which influence the market in which the investment is purchased and sold. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain investments in which the Funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time will not be reflected in the Fund's net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund's investments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at "fair value," that value is likely to be different from the last quoted market price for the investment.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds' custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

Potential conflicts of interest

Activities of UBS AM and its affiliates (collectively, "UBS Asset Management"), UBS Securities LLC and UBS Financial Services Inc. and their affiliates (collectively, "UBS") and other accounts managed by UBS

UBS Asset Management is a large asset management firm with approximately $796.3 billion in assets under management worldwide as of December 31, 2017.1 UBS Asset Management offers investment capabilities and investment styles across all major traditional and alternative asset classes, including equity, fixed income, currency, hedge fund, real estate, infrastructure and private equity investment capabilities that can also be combined in multi-asset strategies. UBS Asset Management has around 3,600 employees located in 23 countries. UBS Asset Management is headquartered in London with other main offices in Chicago, Frankfurt, Hartford, Hong Kong, New York, Paris, Sydney, Tokyo, Toronto and Zurich.

UBS is a worldwide full-service investment banking, broker-dealer, asset management and financial services organization. As a result, UBS Asset Management and UBS (including, for these purposes, their directors, partners, officers and employees) worldwide, including the entities and personnel who may be involved in the investment activities and business operations of a Fund, are engaged in businesses and have interests other than that of managing the Funds. These activities and interests include potential multiple advisory, transactional, financial, consultative, and other interests in transactions, companies, securities and other instruments that may be engaged in, purchased or sold by a Fund. This section sets forth considerations of which investors in a Fund should be aware, and that may cause conflicts of interest on the part of UBS and UBS Asset Management that could disadvantage the Funds. To address these potential conflicts, UBS and UBS Asset Management have established various policies and procedures that are reasonably designed to detect and prevent these potential conflicts of interest and prevent the Funds from being disadvantaged.

Prospective investors should carefully review the following, which more fully describes these and other potential conflicts of interest presented by UBS Asset Management's and UBS' other businesses and interests.

Potential conflicts relating to portfolio decisions, and the allocation of investment opportunities

UBS' other activities may have an impact on the Funds. UBS AM makes decisions for the Funds in accordance with its obligations as investment advisor to the Funds. However, UBS' other activities may, at the same time have a negative impact on the Funds. As a result of the various activities and interests of UBS, it is likely that the Funds will have multiple business relationships with, engage in transactions with, make voting decisions with respect to, or obtain services from UBS and other entities for which UBS performs or seeks to perform investment banking or other services. It is also likely that the Funds will undertake transactions in securities in which UBS makes a market or otherwise has other direct or indirect interests.

UBS conducts extensive broker-dealer, banking and other activities around the world and provides investment banking, broker-dealer, prime brokerage, administrative and other services to clients that may involve markets and securities in which the Funds invest. These activities will give UBS broad access to the current status of certain markets and investments. As a result of the activities described in this paragraph and the access and knowledge arising from those activities, parts of UBS may be in possession of information in respect of markets and investments, which, if

1  UBS AM manages approximately $171.2 billion as of December 31, 2017.

known to UBS AM, might cause UBS AM to seek to dispose of, retain or increase interests in investments held by the Funds or acquire certain positions on behalf of the Funds. UBS will be under no duty to make any such information available to the Funds or personnel of UBS AM making investment decisions on behalf of the Funds and maintains information barriers designed to prevent the misuse of such information. In general, personnel of UBS AM making investment decisions will make decisions based solely upon information known by such decision makers without regard to information known by other UBS personnel.

In conformance with the Funds' investment objectives and subject to compliance with applicable law, UBS AM may purchase securities for the Funds during an underwriting or other offering of securities in which a broker/dealer affiliate acts as a manager, co-manager, underwriter or placement agent, or receives a benefit in the form of management, underwriting, or other fees. Affiliates of UBS AM may act in other capacities in such offerings for which a fee, compensation, or other benefit will be received. From time to time, affiliates of UBS AM will be current investors in companies engaged in an offering of securities that UBS AM may purchase on behalf of its clients. Such purchases may provide a direct or indirect benefit to UBS Asset Management's affiliates acting as a selling shareholder. UBS Asset Management may also participate in structured fixed income offerings of securities in which a related person may serve as trustee, depositor, originator service agent or other service provider in which fees will be paid to such related person. Further, a related person may act as originator and/or servicing agent of loans or receivables for a structured fixed income offering in which UBS AM may invest Fund assets. Participation in such offering may directly or indirectly relieve financial obligations of related persons.

UBS Asset Management may purchase or sell, or recommend for purchase or sale, for its investment advisory clients securities of companies: (i) with respect to which its affiliates act as an investment banker or financial adviser; (ii) with which its affiliates have other confidential relationships; (iii) in which its affiliates maintain a position or (iv) for which its affiliates make a market; or in which it or its officers, directors or employees or those of its affiliates own securities or otherwise have an interest. Except to the extent prohibited by law or regulation or by client instruction, UBS Asset Management may recommend to its clients, or purchase for its clients, securities of issuers in which UBS has an interest as described in this paragraph.

Potential conflicts relating to the allocation of investment opportunities among the Fund and other UBS accounts. UBS Asset Management manages accounts of certain clients by means of separate accounts ("Separate Accounts"). With respect to the Funds, UBS AM may follow a strategy that is expected to be similar over time to that delivered by the Separate Accounts. Each of the Funds and the Separate Account Clients are subject to independent management and, given the independence in the implementation of advice to these accounts, there can be no assurance that such investment advice will be implemented simultaneously. While each will use reasonable endeavors to procure timely execution, it is possible that prior execution for or on behalf of the Separate Accounts could adversely affect the prices and availability of the securities, currencies and instruments in which the Funds invest.

Other potential conflicts relating to the management of the Fund by UBS Asset Management

Potential restrictions and issues relating to information held by UBS. From time to time and subject to UBS Asset Management's policies and procedures regarding information barriers, UBS Asset Management may consult with personnel in other areas of UBS, or with persons unaffiliated with UBS. The performance by such persons of obligations related to their consultation with personnel of UBS Asset Management could conflict with their areas of primary responsibility within UBS or elsewhere. There will be no obligation on the part of such persons to make available for use by the Funds any information or strategies known to them or developed in connection with their own client, proprietary or other activities. In addition, UBS will be under no obligation to make available any research or analysis prior to its public dissemination.

In connection with its management of a Fund, UBS Asset Management may have access to certain fundamental analysis and proprietary technical models developed by UBS Asset Management or its affiliates (including UBS). UBS

Asset Management will not be under any obligation, however, to effect transactions on behalf of a Fund in accordance with such analysis and models. In addition, neither UBS Asset Management nor any of its affiliates (including UBS) will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Fund and it is not anticipated that UBS Asset Management will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of UBS Asset Management and its affiliates (including UBS) or the activities or strategies used for accounts managed by them or other client accounts could conflict with the transactions and strategies employed by UBS AM, and have adverse effects on the Fund.

Potential conflicts relating to UBS' and UBS Asset Management's proprietary activities and activities on behalf of other accounts. Transactions undertaken by UBS or client accounts managed by UBS ("Client Accounts") may adversely impact the Funds. UBS and one or more Client Accounts may buy or sell positions while the Funds are undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the Funds. For example, a Fund may establish a short position in a security and UBS or other Client Accounts may buy that same security. The subsequent purchase may result in an increase of the price of the underlying position in the short sale exposure of the Fund and such increase in price would be to the Fund's detriment. Conversely, a Fund may buy a security and UBS or Client Accounts may establish a short position in that same security. The subsequent short sale may result in impairment of the price of the security that the Fund holds. Conflicts may also arise because portfolio decisions regarding a Fund may benefit UBS or other Client Accounts. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) UBS or other Client Accounts, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) UBS or other Client Accounts.

The directors, officers and employees of UBS and UBS Asset Management may buy and sell securities or other investments for their own accounts or for seed capital accounts (including through investment funds managed by UBS and UBS Asset Management). As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees that are the same, different from or made at different times than positions taken for the Funds. To reduce the possibility that the Funds will be materially adversely affected by the personal or proprietary trading described above, each of the Funds, UBS and UBS Asset Management, has established policies and procedures that restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund's portfolio transactions. Please see the section entitled "Personal trading policies" for more detailed information regarding these policies and procedures.

UBS Asset Management's affiliates have direct or indirect interests in electronic communication networks and alternative trading systems (collectively "ECNs"). UBS Asset Management, in accordance with its fiduciary obligation to seek to obtain best execution, may execute client trades through ECNs in which its related persons have, or may acquire, an interest. A related person may receive compensation based upon its ownership percentage in relation to the transaction fees charged by the ECNs. UBS Asset Management will execute through an ECN in which a related person has an interest only in situations where it reasonably believes such transactions will be in the best interests of its clients and the requirements of applicable law have been satisfied.

In accordance with Section 11(a) of the 1934 Act and the rules thereunder, UBS Asset Management's affiliates may effect transactions for Funds or advisory client accounts on a national securities exchange of which an affiliate is an equity owner and/or a member and may retain compensation in connection with those transactions.

Potential conflicts relating to side-by-side management. UBS AM manages both accounts that are charged a performance-based fee and accounts that are charged a flat fee or an asset-based fee. Conflicts of interests may arise when managing these accounts side-by-side, as there may be an incentive to favor accounts for which UBS

AM receives a performance-based fee. UBS AM seeks to mitigate these potential conflicts by implementing a number of compliance policies and business processes. Specifically, prior to implementing performance-based fee arrangements, these arrangements are reviewed by UBS AM to assess whether the proposed fee arrangement would unfairly disadvantage any of UBS AM's clients. In addition, many of UBS AM's strategies are managed on a model basis, meaning the portfolio managers manage a model for the strategy and translation of the models into individual client portfolios is handled by multiple other functions within UBS AM. This division of labor imparts checks and balances into the portfolio management process that minimizes the potential for one account to be favored over another. UBS AM's performance measurement team and compliance personnel monitor for dispersion of investment performance among similarly managed accounts to confirm that no accounts are being favored. UBS AM has established a trade allocation policy designed to ensure fair and equitable allocation of investments among client accounts. Additionally, portfolio holdings, position sizes and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interests.

Gifts and entertainment. From time to time, directors, officers and employees of UBS and UBS Asset Management may receive gifts and/or entertainment from clients, intermediaries, or service providers to the Funds, UBS and UBS Asset Management, which could have the appearance of affecting or may potentially affect the judgment of the directors, officers and employees or the manner in which they conduct business on behalf of the Funds, UBS and UBS Asset Management. To reduce the appearance of impropriety and the possibility that the Funds may be materially adversely affected by such gifts and entertainment, UBS and UBS Asset Management have established policies and procedures that restrict the receipt of gifts and entertainment from clients, intermediaries, or service providers to the Funds.

UBS may in-source or outsource. Subject to applicable law, UBS, including UBS Asset Management, may from time to time and without notice to investors in-source or outsource certain processes or functions in connection with a variety of services that it provides to the Funds in its administrative or other capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.

Selection of brokers and dealers and commission rates

UBS Asset Management and our affiliates utilize a common portfolio and trading platform for its clients. Certain investment professionals and other employees of UBS AM are officers of advisory affiliates and related persons and may provide investment advisory services to clients of such affiliated entities. UBS AM's personnel also provide research and trading support to personnel of certain advisory affiliates. Research-related costs may be shared by advisory affiliates and related persons and may benefit the clients of such advisory affiliates. Since research services are shared between UBS AM and its advisory affiliates, UBS AM and its advisory affiliates maintain an aggregated soft dollar budget. Therefore, research services that benefit UBS AM's clients may be paid for with commissions generated by clients of its advisory affiliates. Similarly, research services paid for by commissions generated by UBS AM's clients may benefit advisory affiliates and their clients. UBS AM does not allocate the relative costs or benefits of research received from brokers or dealers among its clients because UBS AM believes that the research received is, in the aggregate, of assistance in fulfilling UBS AM's overall responsibilities to its clients. The research may be used in connection with the management of accounts other than those for which trades are executed by the brokers or dealers providing the research. For example, equity research may be used for fixed income funds and accounts.

While it selects brokers primarily on the basis of the execution capabilities, UBS Asset Management, in its discretion, may cause a client to pay a commission to brokers or dealers for effecting a transaction for that client in excess of the amount another broker or dealer would have charged for effecting that transaction. This may be done when it has determined in good faith that the commission is reasonable in relation to the value of the execution, brokerage and/or research services provided by the broker. Its arrangements for the receipt of research services from brokers may create conflicts of interest, in that it has an incentive to choose a broker or dealer that provides research services, instead of one that charges a lower commission rate but does not provide any research.

UBS Asset Management does not allocate the relative costs or benefits of research received from brokers or dealers among clients because it believes that the research received is, in the aggregate, of assistance in fulfilling its overall responsibilities to clients. The research may be used in connection with the management of accounts other than those for which trades are executed by the brokers or dealers providing the research. UBS Asset Management may receive a variety of research services and information on many topics, which it can use in connection with its management responsibilities with respect to the various accounts over which it exercises investment discretion or otherwise provide investment advice. These topics include: issuers, industries, securities, economic factors and trends, portfolio strategy, the performance of accounts, statistical information, market data, earnings estimates, credit analysis, pricing, risk measurement analysis, and other information that may affect the US or foreign economies, security prices, or management of the portfolio.

The research services may include written reports, pricing and appraisal services, market data services, analysis of issues raised in proxy statements, educational seminars, subscriptions to trade journals, portfolio attribution and monitoring services and computer software and access charges that are directly related to investment research. Research services may be received in the form of written reports, online services, telephone contacts and personal meetings with security analysts, economists, corporate and industry spokespersons, investment consultants and government representatives. Research services are either provided directly by broker-dealers or generated by third parties and are provided by the brokerage firm to which the commissions are paid including commission sharing arrangements.

Certain services may be mixed use, or used for research purposes as well as other purposes. Payment for these services is made as follows: the portion allocated to research is paid for through commissions, and the portion allocated to other purposes is paid for by UBS Asset Management. This allocation is determined by its Best Execution and Trading Committee in good faith and based on objective criteria, to the extent available, of the amounts used for research and non-research purposes; however, the decision regarding what amounts are paid by UBS Asset Management versus paid by clients through commissions presents a conflict of interest. Research services received from brokers and dealers may be supplemental to its own research efforts and, when utilized, are subject to internal analysis before being incorporated into its investment process. As a practical matter, it would not be possible UBS Asset Management to generate all of the information presently provided by brokers and dealers.

UBS Asset Management may receive in-house or proprietary research from dealers that execute trades on a principal basis for its clients. The research received will be of the type described above, excluding third-party research services.

Potential regulatory restrictions on investment advisor activity

From time to time, the activities of a Fund may be restricted because of regulatory requirements applicable to UBS and/or its internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by UBS would not be subject to some of those considerations. There may be periods when UBS Asset Management may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice with respect to certain securities or instruments issued by or related to companies for which UBS is performing investment banking, market making or other services or has proprietary positions or otherwise has come into possession of material inside information. For example, when UBS is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Funds may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if UBS personnel serve as directors of companies the securities of which the Funds wish to purchase or sell. The larger UBS Asset Management's investment advisory business and UBS' businesses, the larger the potential that these restricted list policies will impact investment transactions. However, if permitted by applicable law, the Funds may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by UBS, or in cases in which UBS personnel are directors or officers of the issuer.

The investment activities of UBS for its proprietary accounts and for Client Accounts may also limit the investment strategies and rights of the Funds. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause UBS, the Funds or other Client Accounts to suffer disadvantages or business restrictions. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of UBS Asset Management on behalf of the Funds to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, UBS Asset Management on behalf of the Funds may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when UBS Asset Management, in its sole discretion, deems it appropriate.

UBS Asset Management and its affiliates, including, without limitation, UBS and its advisory affiliates, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts, other funds and collective investment vehicles) that have investment objectives similar to those of a Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. UBS and its affiliates are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, UBS and its affiliates may be actively engaged in transactions in the same securities, currencies, and instruments in which a Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Fund invests, which could have an adverse impact on the Fund's performance. Such transactions, particularly in respect of most proprietary accounts or client accounts, will be executed independently of a Fund's transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund. UBS Asset Management has developed policies and procedures consistent with regulatory requirements that provide that it will allocate investment opportunities and make purchase and sale decisions among the Funds and other client accounts in a manner that it considers, in its sole discretion and consistent with its fiduciary obligation to each account, to be reasonable. Allocations may be based on numerous factors and may not always be pro rata based. Thus, this system may adversely affect the size or price of the assets purchased or sold for a Fund.

The results of a Fund's investment activities may differ significantly from the results achieved by UBS Asset Management and its affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that UBS Asset Management and its affiliates and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which UBS Asset Management and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

The investment activities of UBS Asset Management and its affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for a Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, a Fund's activities may also be restricted because of regulatory restrictions applicable to UBS Asset Management and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when UBS Asset Management, and/or its affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which UBS Asset Management and/or its affiliates are performing services or when position limits have been reached where such securities or instruments otherwise would have been permissible investments for a Fund. Additionally, certain funds or accounts may be licensed to trade securities or engage in transactions in certain jurisdictions while other funds and accounts are not licensed.

In addition, certain officers and certain employees of UBS Asset Management are also officers or employees of UBS, or its affiliated entities. As a result, the performance by these officers and employees of their obligations to such other entities may be a consideration of which investors in a Fund should be aware.

UBS Asset Management may enter into transactions and invest in securities, instruments and currencies on behalf of a Fund where customers of UBS or, to the extent permitted by the SEC, UBS itself, serves as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transaction. In addition, the purchase, holding and sale of such investments by a Fund may enhance the profitability of UBS Asset Management and/or UBS. UBS and its affiliates may also create, write or issue derivatives for customers of UBS or its affiliates, the underlying securities, currencies or instruments of which may be those in which a Fund invests or may be based on the performance of the Fund. A Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by UBS or its affiliates and may also enter into transactions with other clients of UBS Asset Management or its affiliates where such other clients have interests adverse to those of the Fund. At times, these activities may cause UBS Asset Management or its affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, a Fund will deal with UBS Asset Management, UBS and its affiliates on an arms-length basis. UBS Asset Management or UBS may also have an ownership interest in certain trading or information systems used by a Fund. A Fund's use of such trading or information systems may enhance the profitability of UBS Asset Management and its affiliates.

It is also possible that, from time to time, UBS Asset Management or any of its affiliates may, although they are not required to, purchase and hold shares of a Fund. Increasing a Fund's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund's expense ratio. UBS Asset Management and its affiliates reserve the right to redeem at any time some or all of the shares of a Fund acquired for their own accounts. A large redemption of shares of a Fund by UBS Asset Management or its affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund's investment flexibility, portfolio diversification, expense ratio and may result in significant transaction costs. UBS Asset Management will consider the effect of redemptions on a Fund and other shareholders in deciding whether and when to redeem its shares.

It is possible that a Fund may invest in securities of companies with which UBS has or is trying to develop investment banking relationships as well as securities of entities in which UBS Asset Management or UBS has significant debt or equity investments or in which UBS makes a market. A Fund also may invest in securities of companies to which UBS Asset Management or UBS provides or may someday provide research coverage. Such investments could cause conflicts between the interests of a Fund and the interests of other UBS Asset Management or UBS clients. In making investment decisions for a Fund, UBS Asset Management is not permitted to obtain or use material non-public information acquired by any division, department or affiliate of UBS Asset Management in the course of these activities. In addition, from time to time, UBS' activities may limit a Fund's flexibility in purchases and sales of securities. When UBS is engaged in an underwriting or other distribution of securities of an entity, UBS Asset Management may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Fund.

Present and future activities of UBS Asset Management and its affiliates, in addition to those described in this section, may give rise to additional conflicts of interest.

UBS AM may buy for the Funds securities or obligations of issuers in which UBS or other funds or accounts have made, or are making, an investment in securities or obligations that are subordinate or senior to securities of the Funds. For example, a Fund may invest in debt securities of an issuer at the same time that UBS or other funds or accounts are investing, or currently have an investment, in equity securities of the same issuer. To the extent that the issuer experiences financial or operational challenges that may impact the price of its securities and its ability to meet its obligations, decisions by UBS (including UBS AM) relating to what actions to be taken may also raise conflicts of interests and UBS may take actions for certain accounts that have negative impacts on other advisory accounts.

While UBS AM will make proxy voting decisions as it believes appropriate and in accordance with UBS Asset Management's policies designed to help avoid conflicts of interest, proxy voting decisions made by UBS AM with respect to a Fund's portfolio securities may have the effect of favoring the interests of other clients or businesses of other divisions or units of UBS. UBS Asset Management's proxy voting policy is discussed in more detail in the section entitled "Proxy voting policies."

As a registered investment advisor under the Advisers Act, UBS AM is required to file a Form ADV with the SEC. Form ADV Part 2A contains information about assets under management, types of fee arrangements, types of investments, potential conflicts of interest, and other relevant information regarding UBS AM. A copy of Part 1A and Part 2A of UBS AM's Form ADV is available on the SEC's website (www.adviserinfo.sec.gov).

Taxes

The following is a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of a Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This "Taxes" section is based on the Code and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes or court decisions may significantly change the tax rules applicable to a Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

Series T may invest either directly in portfolio securities or in Underlying Funds organized either as partnerships or corporations for federal income tax purposes. Different tax rules apply depending upon whether an Underlying Fund is classified as a partnership or is classified as a corporation and treated as a regulated investment company, which, in turn, could affect the amount, timing or character of the income distributed to shareholders of Series T.

Unless otherwise indicated, the discussion below with respect to a Fund includes, in the case of a Fund invested in an Underlying Fund classified as a partnership, its pro rata share of the Underlying Fund's income and assets, and, in the case of a Fund invested in an Underlying Fund classified as a corporation and treated as a regulated investment company, its pro rata share of the dividends and distributions paid by the Underlying Fund.

Taxation of the Fund. Each Fund has elected and intends to qualify each year as a regulated investment company (sometimes referred to as a "regulated investment company," "RIC" or "fund") under Subchapter M of the Code. If a Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

Qualification as a regulated investment company—In order to qualify for treatment as a regulated investment company, each Fund must satisfy the following requirements:

(i)  Distribution Requirement—A Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

(ii)  Income Requirement—A Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships ("QPTPs").

(iii)  Asset Diversification Test—A Fund must satisfy the following asset diversification test at the close of each quarter of the Fund's tax year: (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, US government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than US government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by a Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the IRS with respect to such type of investment may adversely affect a Fund's ability to satisfy these requirements. See, "Tax treatment of portfolio transactions" below with respect to the application of these requirements to certain types of investments. In other circumstances, a Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund's income and performance.

Each Fund may use "equalization accounting" (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If a Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that a Fund's allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at the applicable corporate income tax rate without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund's current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on a Fund's income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test, which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that a Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, a Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio turnover—For investors that hold their Fund shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund's after-tax performance. See, "Taxation of Fund distributions—Distributions of capital gains" below. For non-US investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Fund may cause such investors to be subject to increased US withholding taxes. See, "Non-US investors—Capital gain dividends" and "—Short-term capital gain dividends and interest-related dividends" below.

Capital loss carryovers—The capital losses of a Fund, if any, do not flow through to shareholders. Rather, a Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If a Fund has a "net capital loss" (that is, capital losses in excess of capital gains), the excess (if any) of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. Any such net capital losses of a Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. However, for any net capital losses realized in taxable years of a Fund beginning on or before December 22, 2010, a Fund is only permitted to carry forward such capital losses for eight years as a short-term capital loss. Capital losses arising in a taxable year beginning after December 22, 2010 must be used before capital losses realized in a taxable year beginning on or before December 22, 2010.

Undistributed capital gains—A Fund may retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute net capital gains. If a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the applicable corporate tax income rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Fund-of-funds corporate structures—In the case of a Fund that invests in Underlying Funds classified as corporations, distributions by the Underlying Funds, redemptions of shares in the Underlying Funds and changes in asset allocations may result in taxable distributions to shareholders of ordinary income or capital gains. A fund of funds generally will not be able to currently offset gains realized by one Underlying Fund in which the fund of funds invests against losses realized by another Underlying Fund. If shares of an Underlying Fund are purchased within 30 days before or after redeeming at a loss other shares of that Underlying Fund (whether pursuant to a rebalancing of the Fund's portfolio or otherwise), all or a part of the loss will not be deductible by a Fund and instead will increase its basis for the newly purchased shares. Also, except with respect to qualified fund of funds discussed below, a fund of funds (a) is not eligible to pass-through to shareholders foreign tax credits from an Underlying Fund that pays foreign income taxes (see, "Taxation of fund distributions—Pass-through of foreign tax credits" below), (b) is not eligible to pass-through to shareholders exempt-interest dividends from an Underlying Fund, and (c) dividends paid by a fund of funds from interest earned by an Underlying Fund on US government obligations is unlikely to be exempt from state and local income tax (see, "US government securities" below). However, a fund of funds is eligible to pass-through to shareholders qualified dividends earned by an Underlying Fund (see, "Taxation of fund distributions—Qualified dividend income for individuals" and "—Dividends-received deduction for corporations" below). A qualified fund of funds, i.e. a Fund at least 50 percent of the value of the total assets of which (at the close of each quarter of the taxable year) is represented by interests in other RICs, is eligible to pass-through to shareholders (a) foreign tax credits and (b) exempt-interest dividends.

Excise tax distribution requirements—To avoid a 4% non-deductible excise tax, a Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year), and (3) any prior year undistributed ordinary income and capital gain net income. Generally, each Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in a Fund having to pay an excise tax.

Foreign income tax—Investment income received by a Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries which entitle a Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when a Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, a Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause a Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by a Fund on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known. Under certain circumstances, a Fund may elect to pass-through foreign taxes paid by the Fund to shareholders, although it reserves the right not to do so. If the Fund makes such an election and obtains a refund of foreign taxes paid by the Fund in a prior year, the Fund may be eligible to reduce the amount of foreign taxes reported by the Fund to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received.

Taxation of fund distributions. Each Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Each Fund's dividend and capital gain distribution will be paid only in cash. A Fund will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Distributions of net investment income—The Funds receive ordinary income generally in the form of dividends and/or interest on their investments in portfolio securities. In the case of a Fund that invests in an Underlying Fund classified as a partnership, the Fund's income will also consist of its share of dividends and interest earned by the Underlying Fund. The Funds may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of a Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund's earnings and profits. In the case of a Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates. See the discussion below under the headings, "Qualified dividend income for individuals" and "Dividends-received deduction for corporations."

Distributions of capital gains—A Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. A Fund investing in an Underlying Fund classified as a corporation may also derive capital gains through its redemption of shares of such Underlying Funds. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a Fund. Any net short-term or long-term capital gain real-

ized by a Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of capital—Distributions by a Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder's tax basis in his Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, among others, a Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity REITs (see, "Tax treatment of portfolio transactions—Investments in US REITs" below).

Qualified dividend income for individuals—Ordinary income dividends reported by the Fund to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders (i.e., certain trusts and estates) at the rates applicable to long-term capital gain. "Qualified dividend income" means dividends paid to a Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both a Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, a Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before a Fund distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, US REITs, PFICs, and income received "in lieu of" dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by a Fund is equal to or greater than 95% of the Fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income. Because the income of the Series T Fund is derived primarily from interest on debt securities, none or only a small amount of the Fund's dividend will be qualified dividend income. Income dividends from interest earned by the Fund on debt securities will continue to be taxed at the higher ordinary income tax rate.

Dividends-received deduction for corporations—For corporate shareholders, a portion of the dividends paid by a Fund may qualify for the 70% corporate dividends-received deduction. The portion of dividends paid by a Fund that so qualifies will be reported by the Fund to shareholders each year and cannot exceed the gross amount of dividends received by the Fund from domestic (US) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both a Fund and the investor. Specifically, the amount that a Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Even if reported as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation. Under 2017 legislation commonly known as the Tax Cuts and Jobs Act ("TCJA"), corporations are no longer subject to the alternative minimum tax for taxable years of the corporation beginning after December 31, 2017. Income derived by a Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Qualified REIT dividends. Under the TCJA "qualified REIT dividends" (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are treated as eligible for a 20% deduction by noncorporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). The TCJA does not contain a provision permitting a regulated investment company, such as a Fund, to pass the special character of this income through to its shareholders. Currently, direct investors in REITs will enjoy the deduction and thus the lower federal income tax rate, but investors in a RIC, such as a Fund, that invest in such REITs will not. It is uncertain whether a future technical corrections bill or regulations issued by the IRS will address this issue to enable a Fund to pass through the special character of "qualified REIT dividends" to its shareholders.

Impact of realized but undistributed income and gains, and net unrealized appreciation of portfolio securities—At the time of your purchase of shares, the Fund's net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Tax credit bonds—If a Fund holds, directly or indirectly, one or more "tax credit bonds" (including build America bonds, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder's proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. Under the TCJA, the build America bonds, clean renewable energy bonds and certain other qualified bonds may no longer be issued after December 31, 2017. In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits. A shareholder's ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Code. Even if a Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.

Pass-through of foreign tax credits—If at the end of the fiscal year, more than 50% in value of the total assets of a Fund (including a Fund's pro rata share of the total assets of an Underlying Fund classified as a partnership), or if the Fund is a qualified fund of funds as described above under the heading "Taxation of the Fund—Fund-of-funds corporate structures"), an Underlying Fund, are invested in securities of foreign corporations, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund (or Underlying Fund). If this election is made, the Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your US federal income tax (subject to limitations for certain shareholders). A Fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election. No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by a Fund due to certain limitations that may apply. A Fund (or Underlying Fund) reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Fund (or Underlying Fund). Additionally, any foreign tax withheld on payments made "in lieu of" dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. See, "Tax treatment of portfolio transactions—Securities lending" below.

US government securities—To the extent a Fund (or an Underlying Fund classified as a partnership) invests in certain US government obligations, dividends paid by the Fund to shareholders that are derived from interest on these obligations should be exempt from state and local personal income taxes, subject in some states to minimum investment or reporting requirements that must be met by the Fund or the Underlying Fund. To the extent an Underlying Fund organized as a corporation invests in US government obligations, dividends derived from interest on these obligations and paid to the corresponding Fund and, in turn, to you are unlikely to be exempt from state and local income tax. The income on portfolio investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae or Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

Dividends declared in December and paid in January—Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the US federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Medicare tax—A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. "Net investment income," for these purposes, means investment income, including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares, reduced by the deductions properly allocable to such income. The tax will be imposed on the lesser of (1) the shareholder's net investment income or (2) the amount by which the shareholder's modified adjusted gross income or adjusted gross income, as applicable, exceeds a certain threshold. Net investment income does not include exempt-interest dividends. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Sales, exchanges and redemptions of Fund shares. If you are a taxable investor, sales, exchanges and redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange them for shares of a different fund, the IRS requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares. Any redemption fees you incur on shares redeemed will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Tax basis information—Unless you are investing in a Fund through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account, or a money market account, the Fund is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after January 1, 2012 where the cost basis of the shares is known by the Fund (referred to as "covered shares") and which are disposed of after that date. Cost basis will be calculated using the Funds' default method of average cost, unless you instruct a Fund in writing to use a different calculation method. In general, average cost is the total cost basis of all your shares in an account divided by the total number of shares in the account. To determine whether short-term or long-term capital gains taxes apply, the IRS presumes you redeem your oldest shares first.

The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Funds do not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify the Funds in writing if you intend to utilize a method other than average cost for covered shares.

In addition to the Funds' default method of average cost, other cost basis methods offered by the Funds, which you may elect to apply to covered shares, include:

•  First-In, First-Out (FIFO)—shares acquired first in the account are the first shares depleted.

•  Last-In, First-Out (LIFO)—shares acquired last in the account are the first shares depleted.

•  Highest Cost In, First Out (HIFO)—shares acquired with the highest cost per share are the first shares depleted.

•  Lowest Cost In, First Out (LOFO)—shares acquired with the lowest cost per share are the first shares depleted.

•  Highest Cost Long-Term In, First Out (HILT)—long-term shares with the highest cost per share are the first shares depleted.

•  Highest Cost Short-Term In, First Out (HIST)—short-term shares with the highest cost per share are the first shares depleted.

•  Lowest Cost Long-Term In, First out (LILT)—long-term shares with the lowest cost per share are the first shares depleted.

•  Lowest Cost Short-Term In, First out (LIST)—short-term shares with the lowest cost per share are the first shares depleted.

•  Specific Lot Identification—shareholder selects which lots to deplete at time of each disposition. Transaction amount must be in shares. If you identify an insufficient number of shares or do not make a timely identification, the transaction will default to the first-in, first-out method.

You may elect any of the available methods detailed above for your covered shares. If you do not notify the Funds in writing of your elected cost basis method upon the later of January 1, 2012 or the initial purchase into your account, the default method of average cost will be applied to your covered shares. The cost basis for covered shares will be calculated separately from any shares purchased prior to January 1, 2012 or shares acquired on or after January 1, 2012 for which cost basis information is not known by the Funds ("noncovered shares"). You may change or revoke the use of the average cost method and elect another cost basis method for covered shares if you notify the Funds in writing. You may change from average cost to another cost basis method for covered shares at any time, but only for shares acquired after the date of the change (the change is prospective). The basis of the shares that were averaged before the change will remain averaged after the date of the change.

With the exception of the specific lot identification method, the Funds first depletes noncovered shares in first-in, first-out order before applying your elected method to your remaining covered shares. If you want to deplete your shares in a different order then you must elect specific lot identification and choose the lots you wish to deplete first.

The Funds will compute and report the cost basis of your Fund shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and the IRS. However, the Funds are not required to, and in many cases the Funds do not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore, shareholders should carefully review the cost basis information provided by the Funds, and make any additional basis, holding period or other adjustments that are required by the Code and Treasury regulations when reporting these amounts on their federal income tax returns. Shareholders remain solely responsible for complying with all federal income tax laws when filing their federal income tax returns.

If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

Wash sales—All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

Redemptions at a loss within six months of purchase—Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

Reportable transactions—Under Treasury regulations, if a shareholder recognizes a loss with respect to a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Tax treatment of portfolio transactions. Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a Fund and, in turn, affect the amount, character and timing of dividends and distributions payable by a Fund to its shareholders. This section should be read in conjunction with the sections above for a detailed description of the various types of securities and investment techniques that apply to a Fund.

In general—In general, gain or loss recognized by a Fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed-income investments—Gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation unless the Fund made a current inclusion election to accrue market discount into income as it accrues. The TCJA requires certain taxpayers to recognize items of gross income for tax purposes in the year in which the taxpayer recognizes the income for financial accounting purposes. For financial accounting purposes, market discount must be accrued currently on a constant yield to maturity basis regardless of whether a current inclusion election is made. While the exact scope of this provision is not known at this time, it could cause a Fund to recognize income earlier for tax purposes than would otherwise have been the case prior to the enactment of the TCJA. If a Fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the Fund generally is required to include in gross income each year the portion of the original issue discount which accrues during such year. Therefore, a Fund's investment in such securities may cause a Fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

Investments in debt obligations that are at risk of or in default present tax issues for a Fund—Tax rules are not entirely clear about issues such as whether and to what extent a Fund should recognize market discount on a debt obligation, when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Funds in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements and hedging transactions—In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund's basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a Fund's obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a Fund as well as listed non-equity options written or purchased by a Fund on US exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code ("section 1256 contracts"). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a Fund's transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to a Fund, defer losses to a Fund, and cause adjustments in the holding periods of a Fund's securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of a Fund's investments in derivatives and foreign currency-denominated instruments, and a Fund's transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a Fund's book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a Fund's book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (includ-

ing current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions—A Fund's transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a Fund's ordinary income distributions to you, and may cause some or all of a Fund's previously distributed income to be classified as a return of capital. In certain cases, a Fund may make an election to treat such gain or loss as capital.

PFIC investments—A Fund may invest in stocks of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a Fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Fund's fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the fund to make a mark-to-market election. If a Fund (or an Underlying Fund organized as a corporation) is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund (or Underlying Fund) may be subject to US federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund (or Underlying Fund) in respect of deferred taxes arising from such distributions or gains.

Investments in US REITs—A US REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a US REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the US REIT's current and accumulated earnings and profits. Capital gain dividends paid by a US REIT to a Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity US REIT's cash flow may exceed its taxable income. The equity US REIT, and in turn a Fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a US REIT is operated in a manner that fails to qualify as a REIT, an investment in the US REIT would become subject to double taxation, meaning the taxable income of the US REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the US REIT's current and accumulated earnings and profits. Also, see, "Tax treatment of portfolio transactions—Investment in taxable mortgage pools (excess inclusion income)" and "Non-US investors—Investment in US real property" below with respect to certain other tax aspects of investing in US REITs.

Investment in non-US REITs—While non-US REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a Fund in a non-US REIT may subject the Fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-US REIT is located. A Fund's pro rata share of any such taxes will reduce the Fund's return on its investment. A Fund's investment in a non-US REIT may be considered an investment in a PFIC, as discussed above in

"PFIC investments." Additionally, foreign withholding taxes on distributions from the non-US REIT may be reduced or eliminated under certain tax treaties, as discussed above in "Taxation of the Fund—Foreign income tax." Also, a Fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-US REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in US real estate.

Investment in taxable mortgage pools (excess inclusion income)—Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a Fund's income from a US REIT that is attributable to the REIT's residual interest in REMIC or equity interests in a "taxable mortgage pool" (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income ("UBTI") to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in US federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the applicable corporate federal income tax rate. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a Fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a Fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a US REIT. It is unlikely that these rules will apply to a Fund that has a non-REIT strategy.

Investments in partnerships and QPTPs—For purposes of the Income Requirement, income derived by a Fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund. While the rules are not entirely clear with respect to a Fund investing in a partnership outside a master-feeder structure, for purposes of testing whether a Fund satisfies the Asset Diversification Test, the Fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See, "Taxation of the Fund." In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a Fund from an interest in a QPTP will be treated as qualifying income but the Fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a Fund to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a Fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the Fund's being subject to state, local or foreign income, franchise or withholding tax liabilities.

Securities lending—While securities are loaned out by a Fund, the Fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made "in lieu of" dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 50% dividends-received deduction for corporations. Also, any foreign tax withheld on payments made "in lieu of" dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. Additionally, in the case of a Fund with a strategy of investing in tax-exempt securities, any payments made "in lieu of" tax-exempt interest will be considered taxable income to the Fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.

Investments in convertible securities—Convertible debt is ordinarily treated as a "single property" consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder's exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.

Investments in securities of uncertain tax character—A Fund may invest in securities the US federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Backup withholding

By law, a Fund may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

•  provide your correct social security or taxpayer identification number,

•  certify that this number is correct,

•  certify that you are not subject to backup withholding, and

•  certify that you are a US person (including a US resident alien).

A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's US federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting. The special US tax certification requirements applicable to non-US investors to avoid backup withholding are described under the "Non-US investors" heading below.

Non-US investors. Non-US investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to US withholding and estate tax and are subject to special US tax certification requirements. Non-US investors should consult their tax advisors about the applicability of US tax withholding and the use of the appropriate forms to certify their status.

In general—The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on US source dividends, including on income dividends paid to you by a Fund, subject to certain exemptions described below. However, notwithstanding such exemptions from US withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a US person.

Capital gain dividends—In general, a capital gain dividend reported by a Fund to shareholders as paid from its net long-term capital gains, other than long-term capital gains realized on disposition of US real property interests (see the discussion below) is not subject to US withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Interest-related capital gain dividends and short-term dividends—Generally, dividends reported by a Fund to shareholders as interest-related dividends and paid from its qualified net interest income from US sources and short-term capital gain dividends reported by a Fund to shareholders as paid from its net short-term capital gains are not subject to US withholding tax. However, the Funds do not intend to report interest-related dividends or short-term capital gain dividends for the benefit of non-US investors. As a result, non-US investors may be subject to more US withholding tax than would otherwise be the case.

Exempt interest dividends—In general, exempt-interest dividends reported by a Fund to shareholders as paid from net tax-exempt income are not subject to US withholding tax.

Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax; foreign tax credits—Ordinary dividends paid by a Fund to non-US investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to US withholding tax. Foreign shareholders may be subject to US withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income effectively connected with a US trade or business—If the income from a Fund is effectively connected with a US trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to US federal income tax at the rates applicable to US citizens or domestic corporations and require the filing of a nonresident US income tax return.

Investment in US real property—The Foreign Investment in Real Property Tax Act of 1980 ("FIRPTA") makes non-US persons subject to US tax on disposition of a US real property interest ("USRPI") as if he or she were a US person. Such gain is sometimes referred to as FIRPTA gain. A Fund may invest in equity securities of corporations that invest in USRPI, including US REITs, which may trigger FIRPTA gain to the Fund's non-US shareholders.

The Code provides a look-through rule for distributions of FIRPTA gain when a RIC is classified as a qualified investment entity. A RIC will be classified as a qualified investment entity if, in general, 50% or more of the RIC's assets consist of interests in US REITs and other US real property holding corporations ("USRPHC"). If a RIC is a qualified investment entity and the non-US shareholder owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the FIRPTA distribution, the FIRPTA distribution to the non-US shareholder is treated as gain from the disposition of a USRPI, causing the distribution to be subject to US withholding tax at the applicable corporate income tax rate (unless reduced by future regulations), and requiring the non-US shareholder to file a nonresident US income tax return. In addition, even if the non-US shareholder does not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, the FIRPTA distribution will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.

Because each Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in US real property interests, the Funds expect that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.

US estate tax—Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to US federal gift tax. An individual who, at the time of death, is a non-US shareholder will nevertheless be subject to US federal estate tax with respect to Fund shares at the graduated rates applicable to US citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent's estate may nonetheless need to file a US estate tax return to claim the exemption in order to obtain a US federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the US federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to US situs assets with a value of $60,000). For estates with US situs assets of not more than $60,000, a Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent's US situs assets are below this threshold amount.

US tax certification rules—Special US tax certification requirements may apply to non-US shareholders both to avoid US backup withholding imposed at a rate of 24% and to obtain the benefits of any treaty between the United States and the shareholder's country of residence. In general, if you are a non-US shareholder, you must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a US person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8 BEN provided without a US taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-US shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-US shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.

Foreign Account Tax Compliance Act ("FATCA")—Under FATCA, a Fund will be required to withhold a 30% tax on the following payments or distributions made by the Fund to certain foreign entities, referred to as foreign financial institutions ("FFI") or non-financial foreign entities ("NFFE"): (a) income dividends and (b) after December 31, 2018, certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares. The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by US persons with the FFI and (b) by an NFFE, if it: meets certification requirements described below. The US Treasury has negotiated intergovernmental agreements ("IGA") with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA; an entity in one of those countries may be required to comply with the terms of an IGA instead of US Treasury regulations.

An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a "participating FFI," which requires the FFI to enter into a US tax compliance agreement with the IRS under section 1471(b) of the Code ("FFI agreement") under which it agrees to verify, report and disclose certain of its US accountholders and meet certain other specified requirements. The FFI will either report the specified information about the US accounts to the IRS, or, to the government of the FFI's country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the US and the FFI's country of residence), which will, in turn, report the specified information to the IRS. An FFI that is resident in a country that has entered into an IGA with the US to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial US owners or by providing the name, address and taxpayer identification number of each substantial US owner. The NFFE will report the information to the Fund or other applicable withholding agent, which will, in turn, report the information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by US Treasury regulations, IGAs, and other guidance regarding FATCA.

An FFI or NFFE that invests in a Fund will need to provide the Fund with documentation properly certifying the entity's status under FATCA in order to avoid FATCA withholding. Non-US investors should consult their own tax advisors regarding the impact of these requirements on their investment in a Fund. The requirements imposed by FATCA are different from, and in addition to, the US tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

Effect of future legislation; local tax considerations. The foregoing general discussion of US federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes; including provisions of current law that sunset and thereafter no longer apply or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for US federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-US shareholders may be subject to US tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in a Fund.

Additional Tax Information With Respect To Series M

The Fund intends to qualify each year to pay exempt-interest dividends by satisfying the requirement that at the close of each quarter of the Fund's taxable year at least 50% of the Fund's total assets consists of municipal securities, which are exempt from federal income tax.

Exempt-interest dividends—Distributions from the Fund will constitute exempt-interest dividends to the extent of the Fund's tax-exempt interest income (net of allocable expenses and amortized bond premium). Exempt-interest dividends distributed to shareholders of the Fund are excluded from gross income for federal income tax purposes. However, shareholders required to file a federal income tax return will be required to report the receipt of exempt-interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to the AMT in certain circumstances and may have other collateral tax consequences as discussed below.

Distributions of ordinary income and capital gains—Any gain or loss from the sale or other disposition of a tax-exempt security generally is treated as either long-term or short-term capital gain or loss, depending upon its holding period, and is fully taxable. However, gain recognized from the sale or other disposition of a tax-exempt security purchased after April 30, 1993, will be treated as ordinary income to the extent of the accrued market discount on such security. Distributions by the Fund of ordinary income and capital gains will be taxable to shareholders as discussed above under "Taxation of fund distributions."

Additionally, the Fund may earn taxable income from many sources, including income from temporary investments, discount from stripped obligations or their coupons, income from securities loans or other taxable transactions, and ordinary income from the sale of market discount bonds. If you are a taxable investor, any distributions by the Fund from this income will be taxable to you as ordinary income.

Qualified dividend income for individuals—Because the Fund's income is derived primarily from interest rather than dividends, none or a nominal part of its distributions are expected to be qualified dividend income eligible for taxation by individuals at long-term capital gain rates.

Dividends-received deduction for corporations—Because the Fund's income is derived primarily from interest rather than dividends, none or a nominal part of its distributions are expected to qualify for the corporate dividends-received deduction.

Alternative minimum tax—AMT is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. Exempt-interest dividends derived from certain "private activity" municipal securities issued after August 7, 1986 generally will constitute an item of tax preference includable in AMTI for both corporate and non-corporate taxpayers. However, tax-exempt interest on private activity bonds issued in 2009 and 2010 is not an item of tax preference for purposes of the AMT. In addition, exempt-interest dividends derived from all municipal securities regardless of the date of issue, must be included in adjusted current earnings which are used in computing an additional corporate preference item includable in AMTI. Certain small corporations are wholly exempt from the AMT. Consistent with its stated investment objective, the Fund may invest up to 20% of its net assets in PABs (which may be subject to the AMT). Under the TCJA, corporations are no longer subject to the AMT for taxable years of the corporation beginning after December 31, 2017.

Effect on taxation of social security benefits; denial of interest deduction; "substantial users"—Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder's gross income subject to federal income tax. Further, a shareholder of the Fund is denied a deduction for interest on indebtedness incurred or continued to purchase or carry shares of the Fund. Moreover, a shareholder who is (or is related to) a "substantial user" of a facility financed by industrial development bonds held by the Fund will likely be subject to tax on dividends paid by the Fund which are derived from interest on such bonds. Receipt of exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers, including financial institutions, property and casualty insurance companies and foreign corporations engaged in a trade or business in the United States.

Exemption from state tax—To the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions, or from interest on qualifying US territorial obligations (including qualifying obligations of Puerto Rico, the US Virgin Islands, and Guam), they also may be exempt from that state's personal income taxes. In addition, most states do not grant tax-free treatment to interest on state and municipal securities of other states. Shareholders in a qualified fund of funds that receive exempt-interest dividends should consult their own tax advisors as to whether such dividends are exempt from personal income tax in their state of residence.

Loss of status of securities as tax-exempt—Failure of the issuer of a tax-exempt security to comply with certain legal or contractual requirements relating to the security could cause interest on the security, as well as Fund distributions derived from this interest, to become taxable, perhaps retroactively to the date the security was issued. In such a case, the Fund may be required to report to the IRS and send to you amended Forms 1099 for a prior taxable year in order to report additional taxable income. This, in turn, could require you to file amended federal and state income tax returns for such prior year to report and pay tax and interest on your pro rata share of the additional amount of taxable income.

Redemptions at a loss within six months of purchase—Any loss incurred on the redemption or exchange of shares held for six months or less is disallowed to the extent of any exempt-interest dividends paid to you with respect to your Fund shares, and any remaining loss is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

This discussion of "Taxes" is not intended or written to be used as tax advice and does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. You should consult your own tax advisor regarding your particular circumstances before making an investment in a Fund.

Other information

Voting rights. Shareholders of a Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the Trust may elect all of the Trustees of the Trust. The shares of a Fund will be voted together. The shares of each series of the Trust will be voted separately, except when an aggregate vote of all the series of the Trust is required by law.

The Trust does not hold annual meetings. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a board member through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a board member at the written request of holders of 10% of the outstanding shares of the Trust.

Legal counsel. Stradley Ronon Stevens & Young, LLP, 2005 Market Street, Suite 2600, Philadelphia, Pennsylvania 19103-7098, is legal counsel to the Trust and the Independent Trustees. Ropes & Gray LLP, One International Place, Boston, MA 02110-2624, serves as special tax counsel to the Trust.

Independent registered public accounting firm. Ernst & Young LLP, 5 Times Square, New York, New York 10036, serves as the independent registered public accounting firm for the Trust.

Financial statements

The Funds' Annual and Semiannual Reports to Shareholders for the periods ended December 31, 2017 and June 30, 2017, respectively, are separate documents supplied with this SAI, and the financial statements, accompanying notes and report of the independent registered public accounting firm (with respect to the Annual Report to Shareholders only) appearing therein are incorporated herein by reference.

Appendix A

Corporate debt ratings

Moody's Investors Service, Inc. ("Moody's") Global Long-Term Ratings:

Moody's long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Aaa. Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A. Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa. Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba. Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B. Obligations rated B are considered speculative and are subject to high credit risk.

Caa. Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca. Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C. Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a "(hyb)" indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Standard & Poor's Financial Services LLC ("S&P Global Ratings") Long-Term Issue Credit Ratings:

Issue credit ratings are based, in varying degrees, on S&P Global Ratings' analysis of the following considerations:

•  The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•  The nature of and provisions of the financial obligation, and the promise we impute;

•  The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA. An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.

AA. An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitments on the obligation is very strong.

A. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitments on the obligation is still strong.

BBB. An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor's capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C. Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation.

B. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the obligation.

CCC. An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC. An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C. An obligation rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D. An obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to D if it is subject to a distressed exchange offer.

NR. This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody's Global Short-Term Ratings:

Moody's short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

P-1. Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2. Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3. Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP. Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Moody's US Municipal Short-Term Debt and Demand Obligation Ratings:

SHORT-TERM OBLIGATION RATINGS

The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer's long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

DEMAND OBLIGATION RATINGS:

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of risk associated with the ability to receive purchase price upon demand ("demand feature"). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale. The ratings transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer's long-term rating drops below investment grade.

VMIG 1. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2. This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3. This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG. This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P Global Ratings' Short-Term Issue Credit Ratings:

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium term notes are assigned long-term ratings.

A-1. A short-term obligation rated A-1 is rated in the highest category by S&P Global Ratings. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments on these obligations is extremely strong.

A-2. A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.

A-3. A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments on the obligation.

B. A short-term obligation rated B is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

C. A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D. A short-term obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual cer-

tainty, for example due to automatic stay provisions. An obligation's rating is lowered to D if it is subject to a distressed exchange offer.

Fitch Ratings, Inc. ("Fitch") Long-Term Issuer Credit Ratings:

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings ("IDRs"). IDRs are also assigned to certain entities in global infrastructure and project finance. IDRs opine on an entity's relative vulnerability to default on financial obligations. The "threshold" default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency's view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA. Highest credit quality. AAA ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very high credit quality. AA ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. A ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB. Good credit quality. BBB ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB. Speculative. BB ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B. Highly speculative. B ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC. Substantial credit risk. Default is a real possibility.

CC. Very high levels of credit risk. Default of some kind appears probable.

C. Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a C category rating for an issuer include:

a.  the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b.  the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;

c.  the formal announcement by the issuer or their agent of a distressed debt exchange; or

d.  a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life or the transaction, but where no payment default is imminent.

RD. Restricted default. RD ratings indicate an issuer that in Fitch's opinion has experienced:

a.  an uncured payment default on a bond, or distressed debt exchange loan or other material financial obligation, but

b.  has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and

c.  has not otherwise ceased operating.

This would include:

i.  the selective payment default on a specific class or currency of debt;

ii.  the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

iii.  the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.

D. Default. D ratings indicate an issuer that in Fitch's opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or that has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

Imminent default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange.

In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.

Fitch Short-Term Issuer Credit Ratings:

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as short term based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added + to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default Indicates a broad-based default event for an entity, or the default of a short-term obligation.

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You should rely only on the information contained or referred to in the Prospectus and this Statement of Additional Information. The Funds and their principal underwriter have not authorized anyone to provide you with information that is different. The Prospectus and this Statement of Additional Information are not an offer to sell shares of the Funds in any jurisdiction where the Funds or their principal underwriter may not lawfully sell those shares.

©UBS 2018. All rights reserved.
UBS Asset Management (Americas) Inc.
Item No. S1178

SMA RELATIONSHIP TRUST

PART C

OTHER INFORMATION

ITEM 28.                                         EXHIBITS

(a)                                 Articles of Incorporation.

(1)                                 Registrant’s Agreement and Declaration of Trust, effective December 3, 2002, is incorporated herein by reference to the Registrant’s Initial Registration Statement on Form N-1A as filed with the U.S. Securities and Exchange Commission (“SEC”) via EDGAR on April 1, 2003.

(2)                                 Registrant’s Certificate of Trust, as filed with the State of Delaware on December 3, 2002, is incorporated herein by reference to the Registrant’s Initial Registration Statement on Form N-1A as filed with the SEC via EDGAR on April 1, 2003.

(b)                                 By-Laws.

(1)                                 Registrant’s By-laws, as approved by the Board of Trustees on December 3, 2002, are incorporated herein by reference to the Registrant’s Initial Registration Statement on Form N-1A as filed with the SEC via EDGAR on April 1, 2003.

(a)                                 Certificate of Vice President and Assistant Secretary amending the By-Laws dated April 23, 2008, is incorporated by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on April 29, 2008.

(c)                                  Instruments Defining Rights of Security Holders.

See Article III, “Shares,” and Article V, “Shareholders’ Voting Powers and Meetings,” of the Registrant’s Agreement and Declaration of Trust, as incorporated herein by reference to the Registrant’s Initial Registration Statement on Form N-1A as filed with the SEC via EDGAR on April 1, 2003.

See also, Article II, “Meetings of Shareholders,” and Article VII, “General Matters,” of the Registrant’s By-laws, as incorporated herein by reference to the Registrant’s Initial Registration Statement on Form N-1A as filed with the SEC via EDGAR on April 1, 2003.

(d)                                 Investment Advisory Contracts.

(1)                                 Investment Advisory Agreement between the Registrant and UBS Asset Management (US) Inc. (formerly, UBS Global Asset Management (US) Inc.), on behalf of Series M, dated October 8, 2003, is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on October 8, 2003.

(a)                                 Amendment Number One to Investment Advisory Agreement between the Registrant and UBS Asset Management (Americas) Inc., on behalf of Series M, dated December 30, 2015, is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on April 29, 2016.

(2)                                 Investment Advisory Agreement between the Registrant and UBS Asset Management (US) Inc. (formerly, UBS Global Asset Management (US) Inc.), on behalf of Series T, dated October 8, 2003, is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on October 8, 2003.

(a)                                 Amendment Number One to Investment Advisory Agreement between the Registrant and UBS Asset Management (Americas) Inc., on behalf of Series T, dated December 30, 2015, is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on April 29, 2016.

(3)                                 Form of Transfer of Investment Advisory Agreement between the Registrant and UBS Asset Management (US) Inc. (formerly, UBS Global Asset Management (US) Inc.), and UBS Asset Management (Americas) Inc. (formerly, UBS Global Asset Management (Americas) Inc.), on behalf of Series M and Series T is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on April 28, 2006.

(4)                                 Investment Advisory Agreement between the Registrant and UBS Asset Management (Americas) Inc. (formerly, UBS Global Asset Management (Americas) Inc.), on behalf of Series G, is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on April 29, 2011.

(a)                                 Amendment Number One to Investment Advisory Agreement between the Registrant and UBS Asset Management (Americas) Inc., on behalf of Series G, dated December 30, 2015, is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on April 29, 2016.

(5)                                 Investment Advisory Agreement between the Registrant and UBS Asset Management (Americas) Inc. (formerly, UBS Global Asset Management (Americas) Inc.), on behalf of Series S, is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on April 30, 2013.

(a)                                 Amendment Number One to Investment Advisory Agreement between the Registrant and UBS Asset Management (Americas) Inc., on behalf of Series S, dated December 30, 2015, is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on April 29, 2016.

(6)                                 Form of Sub-Advisory Agreement between UBS Asset Management (Americas) Inc. (formerly, UBS Global Asset Management (Americas) Inc.), on behalf of Series S, and Manulife Asset Management (US) LLC is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on April 30, 2014.

(a)                                 Amendment Number One to Sub-Advisory Agreement between UBS Asset Management (Americas) Inc., on behalf of Series S, and Manulife Asset Management (US) LLC, dated December 30, 2015, is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on April 29, 2016.

(e)                                  Underwriting Contracts.

(1)                                 Principal Underwriting Contract between the Registrant and UBS Asset Management (US) Inc. (formerly, UBS Global Asset Management (US) Inc.), dated October 8, 2003, is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on October 8, 2003.

(a)                                 Amendment Number One to Underwriting Contract between the Registrant and UBS Asset Management (US) Inc., dated December 30, 2015, is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on April 29, 2016.

(f)                                   Bonus or Profit Sharing Contracts.

Not Applicable.

(g)                                  Custodian Agreements.

(1)                                 Custodian Contract between the Registrant and State Street Bank and Trust Company is filed herewith as Exhibit EX-28.g.1.

(h)                                 Other Material Contracts.

(1)                                 Form of Administration Contract between the Registrant and UBS Asset Management (Americas) Inc. (formerly, UBS Global Asset Management (Americas) Inc.) is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on April 28, 2006.

(b)                                 Exhibit A to the Administration Contract between the Registrant and UBS Asset Management (Americas) Inc. is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on February 14, 2011.

(c)                                  Amendment Number One to Administration Contract between the Registrant and UBS Asset Management (Americas) Inc. is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on April 29, 2016.

(2)                                 (a)                                 Form of Transfer Agency and Related Services Agreement among the Registrant, UBS Asset Management (US) Inc. (formerly, UBS Global Asset Management (US) Inc.) and PFPC Inc. (currently known as BNY Mellon Investment Servicing (US) Inc.) (“BNY Mellon”) is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on October 8, 2003.

(i)                                     Form of Amendment to Transfer Agency and Related Services Agreement among the Registrant, UBS Asset Management (Americas) Inc. and BNY

Mellon is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on April 28, 2006.

(ii)                                  Transfer Agency and Related Services Agreement Amendment among the Registrant, UBS Asset Management (Americas) Inc. and BNY Mellon dated December 31, 2009 is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on April 30, 2012.

(iii)                               Amendment to Exhibit A of the Transfer Agency and Related Services Agreement among the Registrant, UBS Asset Management (US) Inc. and BNY Mellon dated April 30, 2011 is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on April 29, 2011.

(b)                                 Form of Transfer Agency — Related Services Delegation Agreement between UBS Asset Management (US) Inc. (formerly, UBS Global Asset Management (US) Inc.) and BNY Mellon is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on October 8, 2003.

(3)                                 Expense Agreement between the Registrant and UBS Asset Management (Americas) Inc. (formerly, UBS Global Asset Management (Americas) Inc.), is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on April 29, 2011.

(i)                                     Legal Opinion.

(1)                                 Legal Opinion of Stradley, Ronon, Stevens & Young, is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on April 29, 2011.

(j)                                    Other Opinions.

(1)                                 Consent of Ernst & Young LLP, Independent Auditors for the Registrant, is filed herewith as Exhibit No. EX-28.j.1.

(2)                                 Consent of Ropes & Gray LLP, special tax counsel to the Registrant, is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on October 8, 2003.

(3)                                 Powers of Attorney appointing Mark F. Kemper, Keith A. Weller, Eric Sanders, and William T. MacGregor attorneys-in-fact and agents to Mark E. Carver, Frank K. Reilly, Joanne Kilkeary, Adela Cepeda, J. Mikesell Thomas, Abbie J. Smith, and John J. Murphy are filed herewith as Exhibit No. EX-28.j.3.

(4)                                 Certificate of the Assistant Secretary of the Registrant, regarding authorization of the Principal Executive Officer to sign Registration Statements and approval of related power of attorney, dated April 30, 2013, is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on April 30, 2013.

(k)                                 Omitted Financial Statements.

Not Applicable.

(l)                                     Initial Capital Agreements.

(1)                                 Letter of Understanding Relating to Initial Capital, dated August 29, 2003, is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on October 8, 2003.

(m)                             Rule 12b-1 Plan.

Not Applicable.

(n)                                 Rule 18f-3 Plan.

Not Applicable.

(p)                                 Codes of Ethics.

(1)                                 Joint Code of Ethics of the Registrant, the investment adviser and the principal underwriter is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on May 1, 2017.

(2)                                 Global Code of Ethics of Manulife Asset Management dated September 1, 2013, is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on April 30, 2014.

ITEM 29.                                         PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT

None.

ITEM 30.                                         INDEMNIFICATION

Under the terms of the Delaware Statutory Trust Act (“DSTA”) and the Registrant’s Agreement and Declaration of Trust (“Declaration of Trust”), no officer or trustee of the Registrant shall have any liability to the Registrant, its shareholders, or any other party for damages, except to the extent such limitation of liability is precluded by Delaware law, the Declaration of Trust or the By-Laws of the Registrant.

Subject to the standards and restrictions set forth in the Declaration of Trust, DSTA, Section 3817, permits a statutory trust to indemnify and hold harmless any trustee, beneficial owner or other person from and against any and all claims and demands whatsoever.  DSTA, Section 3803 protects trustees, officers, managers and other employees, when acting in such capacity, from liability to any person other than the Registrant or beneficial owner for any act, omission or obligation of the Registrant or any trustee thereof, except as otherwise provided in the Declaration of Trust.

Indemnification of the Trustees and officers of the Registrant is provided for in Article VII of the Registrant’s Declaration of Trust dated December 3, 2002, as follows:

Article VII

Limitation of Liability and Indemnification of Agent

Section 1.                                          Limitation of Liability

(a)                                 For the purpose of this Article, “Agent” means any Person who is or was a Trustee, officer, employee or other agent of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or other agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise; “Proceeding” means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative; and “Expenses” include, without limitation, attorneys’ fees and any expenses of establishing a right to indemnification under this Article.

(b)                                 An Agent shall be liable to the Trust and to any Shareholder solely for such Agent’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Agent (such conduct referred to herein as “Disqualifying Conduct”), and for nothing else (including errors of judgment or mistakes of fact or law).

(c)                                  Subject to subsection (b) of this Section 1 and to the fullest extent that limitations on the liability of Agents are permitted by the DSTA, the Agents shall not be responsible or liable in any event for any act or omission of any other Agent of the Trust or any Investment Adviser or Principal Underwriter of the Trust.

(d)                                 No Agent, when acting in its respective capacity as such, shall be personally liable to any Person, other than the Trust or a Shareholder to the extent provided in subsections (b) and (c) of this Section 1, for any act, omission or obligation of the Trust or any Trustee thereof.  Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustee(s) shall not be personally liable thereon.

(e)                                  The officers and Trustees may obtain the advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, the By-Laws, applicable law and their respective duties as officers or Trustees.  No such officer or Trustee shall be liable for any act or omission in accordance with such advice and no inference concerning liability shall arise from a failure to follow such advice.  The officers and Trustees shall not be required to give any bond hereunder, nor any surety if a bond is required by applicable law.

(f)                                   The limitation on liability contained in this Article applies to events occurring at the time a Person serves as an Agent, whether or not such Person is an Agent at the time of any Proceeding in which liability is asserted.

(g)                                  No amendment or repeal of this Article shall adversely affect any right or protection of an Agent that exists at the time of such amendment or repeal.

Section 2.                                          Indemnification

(i)(a)                      Indemnification by Trust.  The Trust shall indemnify, out of Trust Property, to the fullest extent permitted under applicable law, any Person who was or is a party or is threatened to be made a party to any Proceeding by reason of the fact that such Person is or was an Agent of the Trust, against Expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such Proceeding if such Person acted in good faith, or in the case of a criminal proceeding, had no reasonable cause to believe the conduct of such Person was unlawful.  The termination of any Proceeding by judgment, order, settlement, conviction or plea of nolo contendere or its equivalent shall not of itself create a presumption that the Person did not act in good faith or that the Person had reasonable cause to believe that the Person’s conduct was unlawful.

(ii)(b)   Exclusion of Indemnification.  Notwithstanding any provision to the contrary contained herein, there shall be no right to indemnification for any liability arising by reason of the Agent’s Disqualifying Conduct.  In respect of any claim, issue or matter as to which that Person shall have been adjudged to be liable in the performance of that Person’s duty to the Trust or the Shareholders, indemnification shall be made only to the extent that the court in which that action was brought shall determine, upon application or otherwise, that in view of all the circumstances of the case, that Person was not liable by reason of that Person’s Disqualifying Conduct.

(iii)(c)                 Required Approval.  Any indemnification under this Article shall be made by the Trust if authorized in the specific case on a determination that indemnification of the Agent is proper in the circumstances by a majority vote of Trustees, even though such number of Trustees shall be less than a quorum, who are not parties to the Proceeding and have no economic or other interest in connection with such specific case; a committee of such Trustees designated by majority vote of such Trustees even though such number of Trustees shall be less than a quorum; or by independent legal counsel in a written opinion.

(iv)(d)               Advancement of Expenses.  Expenses incurred by an Agent in defending any Proceeding may be advanced by the Trust before the final disposition of the Proceeding on receipt of an undertaking by or on behalf of the Agent to repay the amount of the advance if it shall be determined ultimately that the Agent is not entitled to be indemnified as authorized in this Article.

(v)(e)                   Other Contractual Rights.  Nothing contained in this Article shall affect any right to indemnification to which Persons other than Trustees and officers of the Trust or any subsidiary thereof may be entitled by contract or otherwise.

(vi)(f)                 Fiduciaries of Employee Benefit Plan.  This Article does not apply to any Proceeding against any trustee, investment manager or other fiduciary of an employee benefit plan in that Person’s capacity as such, even though that Person may also be an Agent of the Trust as defined in Section 1 of this Article.  Nothing contained in this Article shall limit any right to indemnification to which such a trustee, investment manager, or other fiduciary may be entitled by contract or otherwise, which shall be enforceable to the extent permitted by applicable law other than this Article.

Section 3.                                          Insurance

To the fullest extent permitted by applicable law, the Board of Trustees shall have the authority to purchase, with Trust Property, insurance for liability and for all Expenses reasonably incurred or paid or expected to be paid by an Agent in connection with any Proceeding in which such Agent becomes involved by virtue of such Agent’s actions, or omissions to act, in its capacity or former capacity with the Trust, whether or not the Trust would have the power to indemnify such Agent against such liability.

Section 4.                                          Derivative Actions

Subject to the requirements set forth in Section 3816 of the DSTA, a Shareholder or Shareholders may bring a derivative action on behalf of the Trust only if the Shareholder(s) first make a pre-suit demand upon the Board of Trustees to bring the subject action unless an effort to cause the Board of Trustees to bring such action is excused.  A demand on the Board of Trustees shall only be excused if a majority of the

Board of Trustees, or a majority of any committee established to consider the merits of such action, has a material personal financial interest in the action at issue.  A Trustee shall not be deemed to have a material personal financial interest in an action or otherwise be disqualified from ruling on a Shareholder demand by virtue of the fact that such Trustee receives remuneration from his service on the Board of Trustees or on the boards of one or more investment companies with the same or an affiliated investment adviser or principal underwriter.

Indemnification with regard to the investment adviser, the principal underwriter and the administrator of the Registrant against certain stated liabilities, and additional indemnification of the Trustees and officers of the Registrant are provided for in the following documents:

(a)                                 Investment Advisory Agreements between the Registrant, on behalf of each Series, and UBS Asset Management (Americas) Inc. (formerly, UBS Global Asset Management (Americas) (“UBS AM (Americas)”), as provided for in Section 6 of each Agreement, as follows:

6.                                      Liability of Advisor.  In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard by the Advisor of its obligations and duties hereunder, the Advisor shall not be subject to any liability whatsoever to the Series, or to any shareholder of the Series, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Series.

(b)                                 Sub-Advisory Agreement between UBS Asset Management (Americas) Inc. (formerly, UBS Global Asset Management (Americas) Inc.), on behalf of Series S, and Manulife Asset Management (US) LLC, as provided for in Section 6, as follows:

6.                                      Limitation of Liability.

(a)                                 The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio, the Trust or its shareholders or by UBS AM in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

(b)                                 In no event will the Sub-Adviser have any responsibility for any other portfolio of the Trust, for any portion of the Portfolio not managed by the Sub-Adviser or for the acts or omissions of any Other Sub-Adviser to the Trust or Portfolio. In particular, in the event the Sub-Adviser shall manage only a Segment of the Portfolio, the Sub-Adviser shall have no responsibility for the Portfolio’s being in violation of any applicable law or regulation or investment policy or restriction applicable to the Portfolio as a whole or for the Portfolio’s failing to qualify as a regulated investment company under the Code, if the securities and other holdings of the Segment of the Portfolio managed by the Sub-Adviser are such that such Segment would not be in such violation or fail to so qualify if such Segment were deemed a separate series of the Trust or a separate regulated investment company under the Code, unless such violation was due to the Sub-Advisers failure to comply with written guidelines adopted by the Board or UBS AM and provided to the Sub-Adviser.  Nothing in this section shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

(c)                                  Principal Underwriting Contract between the Registrant and UBS AM (US), as provided for in Sections 8 and 14, as follows:

8.                                      Indemnification.

(a)                                 The Trust agrees to indemnify, defend and hold UBS AM (US), its officers and directors, and any person who controls UBS AM (US) within the meaning of Section 15 of the [Securities Act of 1933, as amended (“1933 Act”)], free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which UBS AM (US), its officers, directors or any such controlling person may incur under the 1933 Act, or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in the Registration Statement or arising out of or based upon any alleged omission to state a material fact required to be stated in the Registration Statement or necessary to make the statements therein not misleading, except insofar as such claims, demands, liabilities or expenses arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information furnished in writing by UBS AM (US) to the Trust for use in the Registration Statement; provided, however, that this indemnity agreement shall not inure to the benefit of any person who is also an officer or Board member of the Trust or who controls the Trust within the meaning of Section 15 of the 1933 Act, unless a court of competent jurisdiction shall determine, or it shall have been determined by controlling precedent, that such result would not be against public policy as expressed in the 1933 Act; and further provided, that in no event shall anything contained herein be so construed as to protect UBS AM (US) against any liability to the Trust or to the shareholders of any Fund to which UBS AM (US) would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations under this Contract.  The Trust shall not be liable to UBS AM (US) under this indemnity agreement with respect to any claim made against UBS AM (US) or any person indemnified unless UBS AM (US) or other such person shall have notified the Trust in writing of the claim within a reasonable time after the summons or other first written notification giving information of the nature of the claim shall have been served upon UBS AM (US) or such other person (or after UBS AM (US) or the person shall have received notice of service on any designated agent).  However, failure to notify the Trust of any claim shall not relieve the Trust from any liability which it may have to UBS AM (US) or any person against whom such action is brought otherwise than on account of this indemnity agreement.  The Trust shall be entitled to participate at its own expense in the defense or, if it so elects, to assume the defense of any suit brought to enforce any claims subject to this indemnity agreement.  If the Trust elects to assume the defense of any such claim, the defense shall be conducted by counsel chosen by the Trust and satisfactory to indemnified defendants in the suit whose approval shall not be unreasonably withheld.  In the event that the Trust elects to assume the defense of any suit and retain counsel, the indemnified defendants shall bear the fees and expenses of any additional counsel retained by them.  If the Trust does not elect to assume the defense of a suit, it will reimburse the indemnified defendants for the reasonable fees and expenses of any counsel retained by the indemnified defendants.  The Trust agrees to notify UBS AM (US) promptly of the commencement of any litigation or proceedings against it or any of its officers or Board members in connection with the issuance or sale of any of its Shares.

(b)                                 UBS AM (US) agrees to indemnify, defend, and hold the Trust, its officers and Board members and any person who controls the Trust within the meaning of Section 15 of the 1933 Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending against such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Trust, its Board members or officers, or any such controlling person may incur under the 1933 Act or under common law or otherwise arising out of or based upon any alleged untrue statement of a material fact contained in information furnished by UBS AM (US) to the Trust for use in the Registration Statement, arising out of or based upon any alleged omission to state a material fact in connection with such information required to be stated in the Registration Statement necessary to make such information not misleading, or arising out of any agreement between UBS AM (US) and any retail dealer, or arising out of any supplemental sales literature or advertising used by UBS AM (US) in connection with its duties under this Contract.  UBS AM (US) shall be entitled to participate, at its own expense, in the defense or, if it so elects, to assume the defense of any suit brought to enforce the claim, but if UBS AM (US) elects to assume the defense, the defense shall be conducted by counsel chosen by UBS AM (US) and satisfactory to the indemnified defendants whose approval shall not be unreasonably withheld.  In the event that UBS AM (US) elects to assume the defense of any suit and retain counsel, the defendants in the suit shall bear the fees and expenses of any additional counsel retained by them.  If UBS AM (US) does not elect to assume the defense of any suit, it will reimburse the indemnified defendants in the suit for the reasonable fees and expenses of any counsel retained by them.

14.                               Limitation of Liability of the Board Members and Shareholders of the Trust.  The Board members and the shareholders of the Trust shall not be liable for any obligations of the Trust or any Fund under this Contract, and UBS AM (US) agrees that, in asserting any rights or claims under this Contract, it shall look only to the assets and property of the Trust or the particular Fund in settlement of such rights or claims, and not to such Board members or shareholders.

(d)                                 Administration Contract between the Registrant and UBS AM (Americas), as provided for in Sections 7 and 8, as follows:

7.                                      Limitation of Liability of UBS AM (Americas).  UBS AM (Americas) shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund, the Trust or any of its shareholders, in connection with the matters to which this Contract relates, except to the extent that such a loss results from negligence, willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Contract.  Any person, even though also an officer, director, employee, or agent of UBS AM (Americas), who may be or become an officer, Trustee, employee or agent of the Trust shall be deemed, when rendering services to any Fund or the Trust or acting with respect to any business of such Fund or the Trust, to be rendering such services to or acting solely for the Fund or the Trust and not as an officer, director, employee, or agent or one under the control or direction of UBS AM (Americas) even though paid by it.

8.                                      Limitation of Liability of the Trustees and Shareholders of the Trust.  No Trustee, shareholder, officer, employee or agent of any Fund shall be liable for any obligations of any Fund or the Trust under this Contract, and UBS AM (Americas) agrees that, in asserting any rights or claims under this Contract, it shall look only to the assets and property of the Trust in settlement of such right or claim, and not to any Trustee, shareholder, officer, employee or agent.  Moreover, this Contract shall be deemed to create a separate agreement with the Trust acting on behalf of its respective series listed on Exhibit A hereto, as though the Trust had separately executed an identical agreement for all of its respective series.  For each reference in this Agreement to Trust shall be deemed a reference solely to the particular series to which the provision relates.  In no circumstances shall the rights, obligations or remedies with respect to a particular series constitute a right, obligation or remedy applicable to any other series.

(g)                                  Transfer Agency and Related Services Agreement between the Registrant, UBS AM (US) and BNY Mellon Investment Servicing (US) Inc. (formerly known as PFPC Inc. and PNC Global Investment Servicing (U.S.) Inc.) (“Transfer Agent”), as provided for in the Sections 12 and 13, as follows:

3.                                      Indemnification.

(a)  The Fund agrees to indemnify and hold harmless Transfer Agent and its affiliates from all taxes, charges, expenses, assessments, penalties, claims and liabilities (including, without limitation, liabilities arising under the Securities Laws and any state and foreign securities and blue sky laws, and amendments thereto), and expenses, including (without limitation) reasonable attorneys’ fees and disbursements, arising directly or indirectly from (i) any action or omission to act which Transfer Agent takes (a) at the request or on the direction of or in reliance on the advice of the Fund or (b) upon Oral Instructions or Written Instructions or (ii) the acceptance, processing and/or negotiation of checks or other methods utilized for the purchase of Shares.  Neither Transfer Agent, nor any of its affiliates, shall be indemnified against any liability (or any expenses incident to such liability) arising out of Transfer Agent ‘s or its affiliates’ own willful misfeasance, bad faith, negligence or reckless disregard of its duties and obligations under this Agreement.  The Fund’s liability to Transfer Agent for Transfer Agent’s acceptance, processing and/or negotiation of checks or other methods utilized for the purchase of Shares shall be limited to the extent of the Fund’s policy(ies) of insurance that provide for coverage of such liability, and the Fund’s insurance coverage shall take precedence over any obligations or liability incurred under this Agreement.

(b) Transfer Agent agrees to indemnify and hold harmless the Fund from all taxes, charges, expenses, assessments, penalties, claims and liabilities arising from Transfer Agent’s obligations pursuant to this Agreement (including, without limitation, liabilities arising under the Securities Laws, and any state and foreign securities and blue sky laws, and amendments thereto) and expenses, including (without limitation) reasonable attorneys’ fees and disbursements arising directly or indirectly out of Transfer Agent’s or its nominee’s own willful misfeasance, bad faith, negligence or reckless disregard of its duties and obligations under this Agreement.

(c)  In order that the indemnification provisions contained in this Paragraph 12 shall apply, upon the assertion of a claim for which either party may be required to indemnify the other, the party seeking indemnification shall promptly notify the other party of such assertion, and shall keep the other party advised with respect to all developments concerning such claim.  The party who may be required to indemnify shall have the option to participate with the party seeking indemnification in the defense of such claim.  The party seeking indemnification shall in no case confess any claim or make any compromise in any case in which the other party may be required to indemnify it except with the other party’s prior written consent.

(d)  The members of the Board of the Fund, its officers and Shareholders, or of any Portfolio thereof, shall not be liable for any obligations of the Fund, or any such Portfolio, under this Agreement, and Transfer Agent agrees that in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Fund or the particular Portfolio in settlement of such rights or claims and not to such members of the Board, its officers or Shareholders.  Transfer Agent further agrees that it will look only to the assets and property of a particular Portfolio of the Fund, should the Fund have established separate series, in asserting any rights or claims under this Agreement with respect to services rendered with respect to that Portfolio and will not seek to obtain settlement of such rights or claims from the assets of any other Portfolio of the Fund.

4.  Insurance.  Transfer Agent shall maintain insurance of the types and in the amounts deemed by it to be appropriate.  To the extent that policies of insurance may provide for coverage of claims for liability or indemnity by the parties set forth in this Agreement, the contracts of insurance shall take precedence, and no provision of this Agreement shall be construed to relieve an insurer of any obligation to pay claims to the Fund, Transfer Agent or other insured party which would otherwise be a covered claim in the absence of any provision of this Agreement.

ITEM 31.                                         BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT MANAGER

UBS Asset Management (Americas) Inc., a Delaware corporation, is a registered investment advisor and is an indirect wholly owned subsidiary of UBS Group AG.  UBS AM (Americas) is primarily engaged in providing investment management and administration services.  Additional information regarding UBS AM (Americas) and information concerning the officers and directors of UBS AM (Americas) is included in its Form ADV, as filed with the SEC (registration number 801-34910) and is incorporated herein by reference.

Manulife Asset Management (US) LLC is a registered investment advisor.  Additional information regarding Manulife Asset Management (US) LLC and information concerning the officers and directors of Manulife Asset Management (US) LLC is included in its Form ADV, as filed with the SEC (registration number 801-42023) and is incorporated herein by reference.

ITEM 32.                                         PRINCIPAL UNDERWRITER

(a)                                 UBS Asset Management (US) Inc. (“UBS AM (US)”) serves as principal underwriter for the following investment companies:

UBS Investment Trust

UBS Series Funds

Master Trust

PACE Select Advisors Trust

The UBS Funds

(b)                                 UBS AM (US) is the Registrant’s principal underwriter.  The information set forth below is furnished for those directors and officers of UBS AM (US) who also serve as directors or officers of the Registrant.

Name and Business Address*	Positions and Offices with Underwriter	Positions and Offices with the Registrant
Mark E. Carver*	Managing Director and Head of Product Development and Management of UBS AM (US)	President

Joanne Kilkeary*	Executive Director and Head of Regulatory, Tax, Audit, and Board Governance for Product Control and Investment Support of UBS AM (US)	Vice President, Treasurer and Principal Accounting Officer

Mark F. Kemper**	Managing Director and General Counsel of UBS AM (US)	Vice President and Secretary

Name and Business Address*	Positions and Offices with Underwriter	Positions and Offices with the Registrant
Frank S. Pluchino***	Executive Director of UBS AM (US)	Chief Compliance Officer

Keith A. Weller*	Executive Director and Senior Associate General Counsel of UBS AM (US)	Vice President and Assistant Secretary

William T. MacGregor*	Executive Director and Deputy General Counsel of UBS AM (US)	Vice President and Assistant Secretary

Eric Sanders*	Director and Associate General Counsel of UBS AM (US)	Vice President and Assistant Secretary

Nancy Osborn*	Director and Senior Manager of Product Control and Investment Support of UBS AM (US)	Vice President and Assistant Treasurer

Rose Ann Bubloski*	Director and Senior Manager of Product Control and Investment Support of UBS AM (US)	Vice President and Assistant Treasurer

Franklin P. Dickson*	Associate Director and Tax Compliance Manager of Product Control and Investment Support of UBS AM (US)	Vice President

*  This person’s business address is 1285 Avenue of the Americas, New York, New York 10019-6028.

**  This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.

*** This person’s business address is 787 Seventh Avenue, New York, NY 10019.

(c)                                  Not Applicable

ITEM 33.                                         LOCATION OF ACCOUNTS AND RECORDS

The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and rules promulgated thereunder, are maintained in the physical possession of:  the Registrant’s investment adviser and administrator, UBS Asset Management (Americas) Inc., at its New York office located at 1285 Avenue of the Americas, New York, New York 10019-6028; Series S’s sub-advisor, Manulife Asset Management (US) LLC, at 197 Clarendon Street, Boston, MA 02116; the Registrant’s custodian and sub-administrator, State Street Bank and Trust Company, at One Lincoln Street, Boston, Massachusetts 02111; and the Registrant’s transfer agent, BNY Mellon Investment Servicing (US) Inc., at 760 Moore Road, King of Prussia, Pennsylvania 19406.

ITEM 34.                                         MANAGEMENT SERVICES

There are no management related service contracts not discussed in Part A or Part B.

ITEM 35.                                         UNDERTAKINGS

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, (the “1933 Act”) may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the provisions described in response to Item 30, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”) and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement under Rule 485(b) under the 1933 Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York, on the 30th day of April 2018.

SMA RELATIONSHIP TRUST

By:	/s/ Mark E. Carver
Mark E. Carver*
President and Principal Executive Officer

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Mark E. Carver	President and Principal Executive Officer	April 30, 2018
Mark E. Carver *

/s/ Frank K. Reilly	Chairman and Trustee	April 30, 2018
Frank K. Reilly*

/s/ Joanne Kilkeary	Principal Accounting Officer and Treasurer	April 30, 2018
Joanne Kilkeary*

/s/ Adela Cepeda	Trustee	April 30, 2018
Adela Cepeda*

/s/ J. Mikesell Thomas	Trustee	April 30, 2018
J. Mikesell Thomas*

/s/ Abbie J. Smith	Trustee	April 30, 2018
Abbie J. Smith*

/s/ John J. Murphy	Trustee	April 30, 2018
John J. Murphy*

* By:	/s/ William T. MacGregor
William T. MacGregor,
Attorney-in-Fact
(Pursuant to Powers of Attorney, incorporated herein by reference)

EXHIBIT INDEX

EXHIBITS	EXHIBIT NO.
Custodian Contract between the Registrant and State Street Bank and Trust Company	EX-28.g.1.

Consent of Ernst & Young LLP, Independent Auditors for the Registrant, is filed herewith as Exhibit No. EX-28.j.1.	EX-28.j.1

Powers of Attorney appointing Mark F. Kemper, Keith A. Weller, Eric Sanders, and William T. MacGregor attorneys-in-fact and agents to Mark E. Carver, Frank K. Reilly, Joanne Kilkeary, Adela Cepeda, J. Mikesell Thomas, Abbie J. Smith, and John J. Murphy

EX-28.j.3.